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Oppenheimer Small Cap Value Fund
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6803 South Tucson Way, Englewood Colorado 80112
1.800.525.7048

Statement of Additional Information dated February 28, 2002

         This Statement of Additional  Information is not a Prospectus.  This document contains additional information about the Fund and  supplements  information  in the  Prospectus  dated  February 28, 2002. It should be read together with the  Prospectus,  which may be obtained by writing to the Fund's Transfer Agent,  OppenheimerFunds  Services,  at
P.O. Box 5270,  Denver,  Colorado 80217,  or by calling the Transfer Agent at the toll-free  number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                                                 Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks...................................
     The Fund's Investment Policies.....................................................................
     Other Investment Techniques and Strategies.........................................................
     Investment Restrictions............................................................................
How the Fund is Managed ................................................................................
     Organization and History...........................................................................
     Trustees and Officers of the Fund..................................................................
     The Manager........................................................................................
Brokerage Policies of the Fund..........................................................................
Distribution and Service Plans..........................................................................
Performance of the Fund.................................................................................

About Your Account
How To Buy Shares.......................................................................................
How To Sell Shares......................................................................................
How To Exchange Shares..................................................................................
Dividends, Capital Gains and Taxes......................................................................
Additional Information About the Fund...................................................................

Financial Information About the Fund
Independent Auditors Report.............................................................................
Financial Statements....................................................................................

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

         The investment  objective,  the principal investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of Additional  Information contains supplemental  information about those policies and risks and the types of securities  that the Fund's  investment  Manager,  OppenheimerFunds,  Inc.,  can select for the
Fund.  Additional  information  is also  provided  about the  strategies  that the Fund may use to try to achieve  its objective.

The Fund's  Investment  Policies.  The composition of the Fund's  portfolio and the techniques and strategies that the
Manager may use in  selecting  portfolio  securities  will vary over time.  The Fund is not required to use all of the investment  techniques  and  strategies  described  below at all times in  seeking  its  goal.  It may use some of the special investment techniques and strategies at some times or not at all.

         In selecting securities for the Fund's portfolio,  the Manager evaluates the merits of particular  securities primarily  through the exercise of its own investment  analysis.  In the case of corporate  issuers,  that process may include,  among other things,  evaluation of the issuer's historical  operations,  prospects for the industry of which the issuer is part, the issuer's  financial  condition,  its pending product  developments  and business (and those of competitors),  the  effect of general  market and  economic  conditions  on the  issuer's  business,  and  legislative proposals  that might  affect the  issuer.  In the case of foreign  securities,  the  Manager  may also  consider  the conditions  of a particular  country's  economy in relation to the U.S.  economy or other foreign  economies,  general political  conditions on a country or region,  the effect of taxes, the  efficiencies and costs of particular  markets and other factors when evaluating the securities of issuers in a particular country.

Investments  in Equity  Securities.  The Fund  emphasizes  investments  in equity  securities of small-cap  companies.
Equity  securities  include common stocks,  preferred  stocks,  rights and warrants,  and securities  convertible into common stock. The Fund's investments  primarily include stocks of companies having a market  capitalization under $2.5 billion, but the Fund can purchase securities of issuers having a larger market capitalization.

         Current  income is not a  criterion  used to select  equity  securities,  as the Fund does not seek income as part of its goal.  However,  certain debt  securities can be selected for the Fund's  portfolio for liquidity needs or for defensive  purposes  (including  debt  securities  that the Manager  believes might offer some  opportunities  for capital appreciation when stocks are disfavored).

         Securities of newer  small-cap  companies might offer greater  opportunities  for capital  appreciation  than securities  of large,  more  established  companies.  However,  these  securities  also  involve  greater  risks  than securities  of  larger  companies.  Securities  of  small-capitalization  issuers  may be  subject  to  greater  price volatility in general than securities of large-cap and mid-cap companies.  Therefore,  to the degree that the Fund has investments in smaller  capitalization  companies at times of market volatility,  the Fund's share price may fluctuate more than that of funds focusing on larger-capitalization issuers.

         |X| Value  Investing.  In using a value  approach,  the  portfolio  managers  seek  stock  and  other  equity securities  that appear to be temporarily  undervalued,  by various  measures,  such as  price/earnings  ratios.  This approach is subject to change and might not  necessarily  be used in all cases.  Value  investing  seeks stocks having prices  that are low in  relation  to their real  worth or future  prospects,  in the hope that the Fund will  realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

         Using value investing  requires  research as to the issuer's  underlying  financial  condition and prospects.
Some of the measures that can be used to identify these securities include, among others:

         ?  Price/Earnings  ratio,  which is the stock's  price  divided by its earnings  per share.  A stock having a price/earnings  ratio  lower than its  historical  range,  or the market as a whole or that of similar  companies  may offer attractive investment opportunities.
         ?  Price/book  value  ratio,  which is the stock  price  divided by the book value of the  company per share, which measures the company's stock price in relation to its asset value.
         ? Dividend Yield is measured by dividing the annual dividend by the stock price per share.
         ?  Valuation  of Assets,  which  compares the stock price to the value of the  company's  underlying  assets, including their projected value in the marketplace and liquidation value.

         |X| Preferred  Stocks.  Preferred  stock,  unlike common stock,  has a stated  dividend rate payable from the corporation's  earnings.  Preferred  stock  dividends  may be  cumulative  or  non-cumulative.  "Cumulative"  dividend provisions  require  all or a  portion  of prior  unpaid  dividends  to be paid  before  dividends  can be paid on the issuer's common stock.

         If interest rates rise, the fixed dividend on preferred stocks may be less  attractive,  causing the price of preferred  stocks to decline.  Preferred  stock may have  mandatory  sinking fund  provisions,  as well as  provisions allowing calls or redemptions  prior to maturity,  which can also have a negative impact on prices when interest rates decline.  Preferred stock generally has a preference over common stock on the  distribution of a corporation's  assets in the event of liquidation of the  corporation.  The rights of preferred  stock on  distribution  of a  corporation's assets in the event of a liquidation are generally  subordinate to the rights  associated  with a  corporation's  debt securities.  Preferred  stock  may be  "participating"  stock,  which  means  that it may be  entitled  to a  dividend exceeding the stated dividend in certain cases.

         |X| Rights and  Warrants.  The Fund can invest up to 5% of its total assets in warrants and rights.  Warrants basically are options to purchase  equity  securities at specific  prices valid for a specific  period of time.  Their prices do not necessarily  move parallel to the prices of the underlying  securities.  Rights are similar to warrants, but  normally  have a short  duration  and are  distributed  directly  by the issuer to its  shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         |X|  Convertible  Securities.  Convertible  securities  are  debt  securities  that are  convertible  into an issuer's common stock.  Convertible  securities rank senior to common stock in a corporation's  capital  structure and therefore are subject to less risk of loss than common stock in case of the issuer's bankruptcy or liquidation.

         The value of a convertible  security is a function of its "investment  value" and its "conversion  value." If the  investment  value  exceeds the  conversion  value,  the security will behave more like a debt  security,  and the security's  price will likely  increase  when  interest  rates fall and  decrease  when  interest  rates rise.  If the conversion value exceeds the investment  value, the security will behave more like an equity security:  it will likely sell at a premium  over its  conversion  value,  and its price will tend to fluctuate  directly  with the price of the underlying security.

         While convertible  securities are a form of debt security,  in many cases their conversion  feature (allowing conversion  into equity  securities)  may cause them to be regarded  more as "equity  equivalents."  As a result,  the rating  assigned to the security has less impact on the  Manager's  investment  decision  with respect to  convertible securities than in the case of non-convertible  fixed income securities.  To determine whether convertible  securities should be regarded as "equity  equivalents,"  the Manager may  consider the  following  factors:  (1) whether,  at the option of the  investor,  the  convertible  security can be exchanged  for a fixed number of shares of common stock of the issuer,  (2) whether the issuer of the convertible  securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible  securities),  and (3) the extent to which the convertible  security may be a defensive  "equity  substitute,"  providing the ability to participate in any appreciation in the price of the issuer's common stock.

         |X|  Investments  In Debt  Securities.  While the Fund does not  invest for the  purpose  of seeking  current income,  at times the portfolio  managers may select certain debt  securities  (besides  convertible  debt  securities described above) for investment by the Fund for liquidity or defensive  purposes.  For example,  when the stock market is volatile,  or when the portfolio  managers  believe that growth  opportunities  in stocks are not attractive,  debt securities  might  offer  defensive  opportunities  and  also  some  opportunities  for  capital  appreciation.  These investments  could  include  corporate  bonds and notes of  foreign or U.S.  companies,  as well as U.S.  and  foreign government  securities.  It is not  expected  that this will be a  significant  portfolio  strategy  of the Fund under normal market conditions.

         |X| Credit  Risk.  Debt  securities  are subject to credit  risk.  Credit risk  relates to the ability of the issuer of a debt  security to make  interest or  principal  payments on the security as they become due. If the issuer fails to pay  interest,  the Fund's  income may be reduced and if the issuer  fails to repay  principal,  the value of that bond and of the  Fund's  shares  may be  reduced.  The  Manager  may rely to some  extent on  credit  ratings  by nationally  recognized rating agencies in evaluating the credit risk of securities  selected for the Fund's portfolio.
It may also use its own research and analysis.  Many factors affect an issuer's ability to make timely  payments,  and the credit  risks of a particular  security may change over time.  The Fund can invest up to 5% of its total assets in higher-yielding lower-grade debt securities (that is, securities below investment grade).

         |X|  Special  Risks  of  Lower-Grade  Securities.  The  Fund  can  invest  up to 5% of its  total  assets  in lower-grade  securities.  Lower-grade  securities  (commonly  known as "junk  bonds")  are rated  less  than  "BBB" by
Standard & Poor's Rating Services or less than "Baa" by Moody's Investors  Service,  Inc., or have a comparable rating from another rating  organization.  If unrated,  a security is considered to be below  investment grade if the Manager deems it to be of  comparable  quality to securities  rated less than  investment  grade.  The Fund does not intend to invest in securities that are in default.

         High yield,  lower-grade  securities,  whether rated or unrated,  often have speculative  characteristics and special risks that make them riskier  investments  than investment  grade  securities.  They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding,  investment-grade  securities. There may be less of a  market  for  them and  therefore  they may be  harder  to sell at an  acceptable  price.  There is a relatively  greater  possibility  that the issuer's  earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

         These risks mean that the Fund may not achieve the  expected  income from  lower-grade  securities,  and that the Fund's net asset value per share may be affected by  declines in value of these  securities.  However,  the Fund's limitations  on  investments  in these types of  securities  may reduce some of the risk, as will the Fund's policy of diversifying its investments.

         |X| Interest  Rate Risk. In addition to credit risks,  debt  securities  are subject to changes in value when prevailing  interest  rates change.  When interest rates fall, the values of  outstanding  debt  securities  generally rise,  and the bonds may sell for more than their face amount.  When interest  rates rise,  the values of  outstanding debt  securities  generally  decline,  and the bonds may sell at a discount  from their face amount.  The magnitude of these price changes is generally  greater for bonds with longer  maturities.  Therefore,  when the average maturity of the Fund's debt securities is longer, its share price may fluctuate more when interest rates change.

         |X| U.S.  Government  Securities.  These are  securities  issued or guaranteed by the U.S.  Treasury or other
U.S.  government  agencies  or  federally-chartered   corporate  entities  referred  to  as  "instrumentalities."  The obligations  of U.S.  government  agencies  or  instrumentalities  in  which  the Fund  may  invest  may or may not be guaranteed or supported by the "full faith and credit" of the United States.  "Full faith and credit" means  generally that the taxing power of the U.S.  government  is pledged to the payment of interest  and  repayment of principal on a security.  If a security is not backed by the full faith and credit of the United  States,  the owner of the  security must look  principally to the agency  issuing the  obligation  for repayment.  The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality  does not meet its commitment.  The Fund will invest in securities  of U.S.  government  agencies and  instrumentalities  only if the Manager is satisfied  that the credit risk with respect to such  instrumentality  is minimal.  While U.S.  government  securities  have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

         |X| Money Market  Instruments.  The following is a brief  description of the types of money market securities the Fund can invest in. Those money market  securities  include  high-quality,  short-term debt  instruments  that are issued by the U.S.  government,  corporations,  banks or other  entities.  They may have  fixed,  variable or floating interest rates.

         |X| U.S.  Government  Securities.  These include  obligations issued or guaranteed by the U.S.  government or any of its agencies or instrumentalities.

         |X| Bank  Obligations.  The Fund can buy time  deposits,  certificates  of deposit and bankers'  acceptances.
Time  deposits,  other than  overnight  deposits,  may be subject to withdrawal  penalties and, if so, they are deemed
"illiquid" investments.

         The Fund can purchase bank obligations that are fully insured by the Federal Deposit  Insurance  Corporation.
The FDIC  insures the  deposits of member  banks up to $100,000  per  account.  Insured  bank  obligations  may have a limited market and a particular  investment of this type may be deemed  "illiquid" unless the Board of Trustees of the
Fund determines that a  readily-available  market exists for that particular  obligation,  or unless the obligation is payable at principal amount plus accrued interest on demand or within seven days after demand.

         |X|  Commercial  Paper.  The Fund can  invest in  commercial  paper if it is rated  within the top two rating categories  of Standard & Poor's and  Moody's.  If the paper is not rated,  it may be purchased if issued by a company having a credit rating of at least "AA" by Standard & Poor's or "Aa" by Moody's.

         The Fund can buy commercial paper, including U.S.  dollar-denominated  securities of foreign branches of U.S.
banks,  issued by other  entities if the  commercial  paper is  guaranteed  as to  principal  and  interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

         |X| Variable  Amount  Master Demand Notes.  Master  demand notes are  corporate  obligations  that permit the investment of  fluctuating  amounts by the Fund at varying  rates of interest  under direct  arrangements  between the
Fund,  as lender,  and the  borrower.  They permit daily  changes in the amounts  borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount  provided by the note  agreement,  or to decrease the amount.  The borrower may prepay up to the full amount of the note without penalty.  These notes may or may not be backed by bank letters of credit.

         Because  these notes are direct  lending  arrangements  between the lender and  borrower,  it is not expected that there  will be a trading  market for them.  There is no  secondary  market  for these  notes,  although  they are redeemable (and thus are immediately  repayable by the borrower) at principal amount,  plus accrued  interest,  at any time.  Accordingly,  the Fund's  right to redeem  such notes is  dependent  upon the  ability of the  borrower  to pay principal and interest on demand.

         The Fund has no  limitations  on the type of issuer  from whom these  notes will be  purchased.  However,  in connection  with such  purchases and on an ongoing basis,  the Manager will consider the earning power,  cash flow and other liquidity ratios of the issuer,  and its ability to pay principal and interest on demand,  including a situation in which all holders of such notes made demand  simultaneously.  Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid  securities,  described in the Prospectus.  The Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

         |X| Foreign  Securities.  The Fund can purchase  equity and debt  securities  issued by foreign  companies or foreign  governments  or their  agencies.  "Foreign  securities"  include  equity  and debt  securities  of  companies organized  under the laws of countries  other than the United States and debt  securities of foreign  governments  and their  agencies  and  instrumentalities.  Those  securities  may be traded on foreign  securities  exchanges or in the foreign over-the-counter markets.

         Securities of foreign  issuers that are represented by American  Depository  Receipts or that are listed on a
U.S. securities exchange or traded in the U.S.  over-the-counter  markets are considered "foreign  securities" for the purpose of the Fund's investment  allocations.  That is because they are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Because  the Fund can  purchase  securities  denominated  in foreign  currencies,  a change in the value of a foreign  currency  against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution.  Because a portion of the Fund's investment income may be received in foreign currencies,  the Fund will be required to compute its income in U.S.  dollars for  distribution  to  shareholders,  and  therefore  the Fund will absorb the cost of currency  fluctuations.  After the Fund has distributed income,  subsequent foreign currency losses may result in the Fund's  having  distributed  more  income in a  particular  fiscal  period than was  available  from investment income, which could result in a return of capital to shareholders.

         Investing in foreign  securities offers potential  benefits not available from investing solely in securities of  domestic  issuers.  They  include  the  opportunity  to invest in  foreign  issuers  that  appear to offer  growth potential,  or in foreign  countries with economic policies or business cycles different from those of the U.S., or to reduce  fluctuations  in portfolio  value by taking  advantage of foreign  stock  markets that do not move in a manner parallel  to U.S.  markets.  The Fund will hold  foreign  currency  only in  connection  with the  purchase or sale of foreign securities.

         |X|  Foreign  Debt  Obligations.  The  debt  obligations  of  foreign  governments  and  their  agencies  and instrumentalities  may or may not be  supported by the full faith and credit of the foreign  government.  The Fund can buy  securities  issued by certain  "supra-national"  entities,  which  include  entities  designated  or supported by governments to promote  economic  reconstruction  or  development,  international  banking  organizations  and related government  agencies.  Examples are the International  Bank for  Reconstruction  and Development  (commonly called the
"World Bank"), the Asian Development bank and the Inter-American Development Bank.

         The governmental  members of these  supra-national  entities are  "stockholders"  that typically make capital contributions  and may be  committed to make  additional  capital  contributions  if the entity is unable to repay its borrowings.  A  supra-national  entity's  lending  activities  may be limited to a  percentage  of its total  capital, reserves and net income.  There can be no assurance that the constituent  foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

         |X| Risks of Foreign  Investing.  Investments  in foreign  securities  may offer  special  opportunities  for investing but also present special additional risks and  considerations  not typically  associated with investments in domestic securities. Some of these additional risks are:
o        reduction of income by foreign taxes;
o        fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the
              U.S.;
o        less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o        possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

         In the past,  U.S.  government  policies  have  discouraged  certain  investments  abroad by U.S.  investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         |X| Special  Risks of  Emerging  Markets.  Emerging  and  developing  markets  abroad may also offer  special opportunities  for growth  investing  but have greater risks than more  developed  foreign  markets,  such as those in
Europe,  Canada,  Australia,  New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements  of purchases and sales of securities  may be subject to  additional  delays.  They are subject to greater risks of limitations  on the  repatriation  of income and profits  because of currency  restrictions  imposed by local governments.  Those  countries may also be subject to the risk of greater  political and economic  instability,  which can greatly  affect the  volatility  of prices of  securities  in those  countries.  The Manager will  consider  these factors when evaluating  securities in these markets.  The Fund currently limits these investments to not more than 5%
of its total assets.

         |X|  Portfolio  Turnover.  "Portfolio  turnover"  describes  the rate at which the Fund traded its  portfolio securities  during its last fiscal  year.  For  example,  if a fund sold all of its  securities  during the year,  its portfolio  turnover rate would have been 100% annually.  The Fund's  portfolio  turnover rate will fluctuate from year to year.  Although the Fund does not generally  expect to have a portfolio  turnover rate of 100% or more,  during its past fiscal year its portfolio  turnover rate exceeded 160%.  Increased  portfolio  turnover  creates higher brokerage and  transaction  costs for the Fund,  which may reduce its overall  performance.  Additionally,  the  realization  of capital gains from selling  portfolio  securities may result in  distributions of taxable  long-term  capital gains to shareholders,  since the Fund will normally  distribute  all of its capital gains  realized each year, to avoid excise taxes under the Internal Revenue Code.

Other  Investment  Techniques and Strategies.  In seeking its objective,  the Fund may from time to time use the types of investment  strategies and investments  described  below. It is not required to use all of these  strategies at all times, and at times may not use them.

         |X|  Investing  in Small,  Unseasoned  Companies.  The Fund can  invest in  securities  of small,  unseasoned companies.  These are  companies  that have been in operation for less than three years,  including the  operations of any  predecessors.  Securities  of these  companies  may be subject to  volatility  in their  prices.  They may have a limited  trading  market,  which may adversely  affect the Fund's  ability to dispose of them and can reduce the price the Fund might be able to obtain for them.  Other investors that own a security issued by a small,  unseasoned  issuer for which there is limited  liquidity  might trade the security when the Fund is attempting to dispose of its holdings of that  security.  In that case the Fund  might  receive a lower  price for its  holdings  than  might  otherwise  be obtained.

         |X| Investing in Other Investment  Companies.  The Fund can invest up to 10% of its total assets in shares of other investment  companies.  It can invest up to 5% of its total assets in any one investment company (but cannot own more than 3% of the  outstanding  voting stock of that  company).  These  limits do not apply to shares  acquired in a merger,  consolidation,  reorganization  or  acquisition  of another  investment  company.  Because  the Fund would be subject to its ratable share of the other  investment  company's  expenses,  the Fund will not make these  investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

         |X| "When-Issued" and "Delayed-Delivery"  Transactions.  The Fund may invest in securities on a "when-issued"
basis and may purchase or sell  securities on a  "delayed-delivery"  or "forward  commitment"  basis.  When-issued and delayed-delivery  are terms that refer to  securities  whose terms and  indenture are available and for which a market exists, but which are not available for immediate delivery.

         When these transactions are negotiated,  the price (which is generally  expressed in yield terms) is fixed at the time the  commitment  is made.  Delivery  and payment  for the  securities  take place at a later date  (generally within 45 days of the date the offer is  accepted).  The  securities  are  subject  to  change  in value  from  market fluctuations  during the period  until  settlement.  The value at delivery may be less than the  purchase  price.  For example,  changes in interest  rates in a direction  other than that expected by the Manager  before  settlement  will affect  the  value of such  securities  and may cause a loss to the Fund.  During  the  period  between  purchase  and settlement,  no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.  No income begins to accrue to the Fund on a when-issued  security  until the Fund receives the security at the settlement of the trade.

         The Fund can engage in when-issued  transactions  to secure what the Manager  considers to be an advantageous price  and  yield  at the  time of  entering  into  the  obligation.  When  the  Fund  enters  into a  when-issued  or delayed-delivery  transaction,  it relies on the other party to  complete  the  transaction.  Its failure to do so may cause the Fund to lose the  opportunity  to obtain  the  security  at a price and yield the  Manager  considers  to be advantageous.

         When the Fund  engages  in  when-issued  and  delayed-delivery  transactions,  it does so for the  purpose of acquiring or selling  securities  consistent  with its  investment  objective  and  policies for its  portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment  leverage.  Although the Fund will enter into delayed-delivery or when-issued purchase  transactions to acquire securities,  it may dispose of a commitment  prior to  settlement.  If the Fund chooses to dispose of the right to acquire a when-issued  security prior to its  acquisition  or to dispose of its right to  delivery  or receive  against a forward  commitment,  it may incur a gain or loss.

         At  the  time  the  Fund  makes  the  commitment  to  purchase  or  sell  a  security  on  a  when-issued  or delayed-delivery  basis, it records the  transaction on its books and reflects the value of the security  purchased in determining the Fund's net asset value. In a sale transaction,  it records the proceeds to be received.  The Fund will identify on its books  liquid  assets at least equal in value to the value of the Fund's  purchase  commitments  until the Fund pays for the  investment.  The Fund  will not  enter  into  when-issued  commitments  if more than 15% of the
Fund's net assets would be committed under these transactions.

         When-issued  and  delayed-delivery  transactions  can be used by the Fund as a defensive  technique  to hedge against  anticipated  changes in interest  rates and prices.  For instance,  in periods of rising  interest  rates and falling  prices,  the Fund might sell  securities in its portfolio on a forward  commitment  basis to attempt to limit its exposure to anticipated  falling prices.  In periods of falling  interest rates and rising prices,  the Fund might sell portfolio  securities and purchase the same or similar securities on a when-issued or  delayed-delivery  basis to obtain the benefit of currently higher cash yields.

         |X| Repurchase Agreements.  The Fund can acquire securities subject to repurchase agreements.  It might do so for liquidity  purposes to meet  anticipated  redemptions  of Fund shares,  or pending the  investment of the proceeds from  sales of Fund  shares,  or pending  the  settlement  of  portfolio  securities  transactions,  or for  temporary defensive purposes.

         In a repurchase  transaction,  the Fund buys a security from, and  simultaneously  resells it to, an approved vendor for delivery on an  agreed-upon  future date.  The resale  price  exceeds the purchase  price by an amount that reflects an agreed-upon  interest rate  effective for the period during which the  repurchase  agreement is in effect.
Approved vendors include U.S.  commercial  banks,  U.S.  branches of foreign banks, or  broker-dealers  that have been designated as primary dealers in government  securities.  They must meet credit  requirements  set by the Manager from time to time.

         The  majority of these  transactions  run from day to day,  and  delivery  pursuant  to the resale  typically occurs  within  one to five days of the  purchase.  Repurchase  agreements  having a  maturity  beyond  seven days are subject  to the  Fund's  limits on  holding  illiquid  investments.  There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase  agreements,  considered  "loans"  under the  Investment  Company Act, are  collateralized  by the underlying security.  The Fund's repurchase  agreements require that at all times while the repurchase agreement is in effect,  the value of the collateral must equal or exceed the repurchase  price to fully  collateralize  the repayment obligation.  However,  if the vendor fails to pay the resale price on the delivery  date,  the Fund may incur costs in disposing  of the  collateral  and may  experience  losses if there is any delay in its  ability to do so. The Manager will  monitor the vendor's  creditworthiness  to confirm that the vendor is  financially  sound and will  continuously monitor the collateral's value.

         |X|  Illiquid and  Restricted  Securities.  To enable the Fund to sell its holdings of a restricted  security not registered  under the Securities  Act of 1933, the Fund may have to cause those  securities to be registered.  The expenses of  registering  restricted  securities  may be  negotiated  by the Fund with the issuer at the time the Fund buys the  securities.  When the Fund  must  arrange  registration  because  the Fund  wishes to sell the  security,  a considerable  period may elapse  between the time the  decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price  fluctuation  during that period.

         The  Fund  may  also  acquire  restricted  securities  through  private  placements.  Those  securities  have contractual  restrictions on their public resale.  Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has  limitations  that apply to purchases of  restricted  securities,  as stated in the  Prospectus.
Those  percentage  restrictions  do not  limit  purchases  of  restricted  securities  that are  eligible  for sale to qualified  institutional  purchasers  under Rule 144A of the  Securities  Act of 1933, if those  securities  have been determined  to be liquid by the Manager  under  Board-approved  Guidelines.  Those  guidelines  take into  account the trading  activity for such securities and the availability of reliable pricing  information,  among other factors.  If there is a lack of trading  interest in a particular  Rule 144A security,  the Fund's holdings of that security may be considered to be illiquid.

         |X| Loans of Portfolio  Securities.  The Fund can lend its portfolio  securities to certain types of eligible borrowers  approved by the Board of Trustees.  It might do so to try to provide  income or to raise cash or income for liquidity  purposes.  These loans are limited to not more than 10% of the value of the Fund's total assets.  There are some  risks in  connection  with  securities  lending.  The Fund  might  experience  a delay in  receiving  additional collateral to secure a loan, or a delay in recovery of the loaned  securities.  The Fund  presently does not intend to engage in loans of securities.

         The Fund must receive  collateral for a loan. Under current  applicable  regulatory  requirements  (which are subject  to  change),  on each  business  day the loan  collateral  must be at least  equal to the value of the loaned securities.  It must consist of cash,  bank letters of credit,  securities  of the U.S.  government or its agencies or instrumentalities,  or other  cash  equivalents  in  which  the Fund is  permitted  to  invest.  To be  acceptable  as collateral,  letters of credit must obligate a bank to pay amounts  demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank must both be satisfactory to the Fund.

         When it  lends  securities,  the  Fund  receives  amounts  equal  to the  dividends  or  interest  on  loaned securities.  It also receives one or more of (a) negotiated  loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities  purchased with such loan  collateral.  Either type of interest may be  shared  with the  borrower.  The  Fund may also pay  reasonable  finders,  custodian  and  administrative  fees in connection  with these loans.  The terms of the Fund's  loans must meet  applicable  tests under the Internal  Revenue
Code and  must  permit  the  Fund to  reacquire  loaned  securities  on five  days'  notice  or in time to vote on any important matter.

         |X|  Borrowing.  As a  fundamental  policy,  the Fund cannot  borrow money except as a temporary  measure for extraordinary  or  emergency  purposes.  Loans  may not  exceed  33 1/3% of the  value  of the  Fund's  total  assets.
Additionally,  as part of that fundamental  policy,  the Fund will not purchase  securities at times when loans exceed
5% of its total assets.

         The Fund may borrow only from banks.  Under current regulatory  requirements,  borrowings can be made only to the extent that the value of the Fund's  assets,  less its  liabilities  other than  borrowings,  is equal to at least
300% of all borrowings  (including the proposed borrowing).  If the value of the Fund's assets fails to meet this 300%
asset coverage  requirement,  the Fund will reduce its bank debt within three days to meet the requirement.  To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

         The Fund will pay interest on these loans,  and that interest  expense will raise the overall expenses of the
Fund and reduce its  returns.  If it does  borrow,  its expenses  will be greater  than  comparable  funds that do not borrow.  Additionally,  the  Fund's  net asset  value per share  might  fluctuate  more than that of funds that do not borrow.

         |X| Hedging.  Although the Fund can use hedging  instruments,  it is not obligated to use them in seeking its objective.  It does not currently  contemplate  using them to any  significant  degree.  To attempt to protect against declines in the market value of the Fund's  portfolio,  to permit the Fund to retain  unrealized gains in the value of portfolio  securities that have appreciated,  or to facilitate  selling  securities for investment  reasons,  the Fund could:
|_|      sell futures contracts,
|_|      buy puts on futures or on securities, or
|_|      write covered calls on securities or futures.

         The Fund can use hedging to  establish  a position in the  securities  market as a temporary  substitute  for purchasing  particular  securities.  In that case the Fund would  normally  seek to purchase the  securities  and then terminate  that  hedging  position.  The Fund might also use this type of hedge to  attempt  to  protect  against  the possibility  that its portfolio  securities  would not be fully  included in a rise in value of the market.  To do so, the Fund could:
|_|      buy futures, or
|_|      buy calls on futures or on securities.

         The Fund's  strategy  of hedging  with  futures  and  options on  futures  will be  incidental  to the Fund's activities in the underlying cash market.  The particular  hedging  instruments the Fund can use are described  below.
The Fund may employ new hedging  instruments and strategies when they are developed,  if those investment  methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

         |X| Futures.  The Fund can buy and sell futures  contracts that relate to broadly-based  stock indices (these are referred to as "stock index futures"),  foreign  currencies  (these are referred to as "forward  contracts"),  and financial futures.

         A broadly-based  stock index is used as the basis for trading stock index futures.  These indices may in some cases be based on stocks of issuers in a particular  industry or group of industries.  A stock index assigns  relative values to the common  stocks  included  in the index and its value  fluctuates  in response to the changes in value of the underlying  stocks.  A stock index cannot be purchased or sold directly.  These  contracts  obligate the seller to deliver,  and the  purchaser  to take,  cash to settle  the  futures  transaction.  There is no  delivery  made of the underlying  securities  to settle the futures  obligation.  Either party may also settle the  transaction  by entering into an offsetting contract.

         The Fund can invest a portion of its assets in commodity  futures  contracts.  Commodity futures may be based upon commodities  within five main commodity groups:  (1) energy,  which includes crude oil, natural gas, gasoline and heating oil; (2) livestock,  which includes cattle and hogs; (3) agriculture,  which includes wheat,  corn,  soybeans, cotton,  coffee, sugar and cocoa; (4) industrial metals, which includes aluminum,  copper, lead, nickel, tin and zinc;
and (5) precious metals,  which includes gold,  platinum and silver.  The Fund may purchase and sell commodity futures contracts,  options on futures  contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

         The Trustees  have  adopted a  non-fundamental  policy that the Fund may write  covered call options or write covered  put  options  with  respect  to not more than 25% of the  value of its net  assets.  Similarly,  the Fund may purchase  call or put options  only if,  after  purchase,  the value of all call and put options held by the Fund will not exceed 50% of the fund's total assets.

         At any time prior to  expiration  of the  future,  the Fund may elect to close out its  position by taking an opposite  position,  at which time a final  determination  of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then  realized by the Fund for tax  purposes.  All futures transactions  (except forward contracts) are effected through a clearinghouse  associated with the exchange on which the contracts are traded.

        |X| Put and Call  Options.  The Fund can buy and sell certain  kinds of put options  ("puts") and call options
("calls").  The Fund can buy and sell exchange-traded and over-the-counter put and call options,  including options on broadly-based  indices,  securities,  and stock index futures. The Trustees have adopted a non-fundamental policy that the Fund may write  covered call  options or write  covered put options with respect to not more than 25% of the value of its net assets.  Similarly,  the Fund may purchase  call or put options only if, after the  purchase,  the value of all call and put options held by the Fund will not exceed 50% of the Fund's total assets.

        |X| Writing  Covered Call Options.  The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered.  For options on securities,  that means the Fund must own the security subject to the call while the call is  outstanding.  For stock index options,  that means the call must be covered by  segregating  liquid assets to enable the Fund to satisfy its obligations if the call is exercised.

        When the Fund writes a call on a security,  it receives cash (a premium).  For calls on  securities,  the Fund agrees to sell the underlying  security to a purchaser of a  corresponding  call on the same security  during the call period at a fixed  exercise  price  regardless  of market price  changes  during the call  period.  The call period is usually not more than nine months.  The exercise  price may differ from the market price of the  underlying  security.
The Fund has the risk of loss that the price of the  underlying  security  may decline  during the call  period.  That risk may be offset to some extent by the  premium  the Fund  receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse without  being  exercised.  In that case,  the Fund would keep the cash premium and the investment.

        When the Fund writes a call on an index, it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay  amount of cash equal to the  difference  between  the  closing  price of the call and the  exercise price,  multiplied by a specified  multiple that  determines the total value of the call for each point of difference.
If the value of the underlying  investment  does not rise above the call price,  it is likely that the call will lapse without being exercised in that case, the Fund would keep the cash premium.

        If the buyer of a call on a stock  index  exercises  it,  the Fund  will pay an  amount  of cash  equal to the difference  between the closing  price of the call and the exercise  price,  multiplied  by a specified  multiple that determines the total value of the call for each point of difference.  If the value of the underlying  investment  does not rise above the call price,  it is likely that the call will lapse without being  exercised.  In that case the Fund would keep the cash premium.

        Settlement  of puts and calls on  broadly-based  stock  indices  is in cash.  Gain or loss on options on stock indices depends on changes in the index in question (and thus on price movements in the stock market generally).

        The Fund's custodian bank, or a securities depository acting for the custodian,  will act as the Fund's escrow agent,  through the facilities of the Options Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has written  calls traded on exchanges or as to other  acceptable  escrow  securities.  In that way, no margin will be required for such  transactions.  OCC will release the  securities  on the  expiration  of the option or when the Fund enters into a closing transaction.

        When the Fund writes an  over-the-counter  ("OTC")  option,  it will enter into an arrangement  with a primary
U.S.  government  securities  dealer  which will  establish a formula  price at which the Fund will have the  absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium  received for the option,  plus the amount by which the option is exercisable below the market price of the underlying  security
(that is, the option is "in the money").  When the Fund writes an OTC option,  it will treat as illiquid (for purposes of its restriction on holding illiquid  securities) the  mark-to-market  value of any OTC option it holds,  unless the option is subject to a buy-back agreement by the executing broker.

        To  terminate  its  obligation  on a call it has  written,  the Fund may  purchase a  corresponding  call in a
"closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending upon whether the net of the amount of the option  transaction  costs and the premium  received on the call the fund wrote is more or less than the price of the call the Fund purchases to close out the  transaction.  The Fund may realize a profit if the call expires unexercised,  because  the Fund will  retain the  premium it  received  when it wrote the call.  Any such  profits are considered  short-term  capital  gains for Federal  income tax  purposes,  as are the premiums on lapsed  calls.  When distributed  by the  Fund  they are  taxable  as  ordinary  income.  If the Fund  cannot  effect  a  closing  purchase transaction  due to the lack of a market,  it will have to hold the  escrowed  assets in escrow until the call expires or is exercised.

        The Fund may also  write  calls on a futures  contract  without  owning the  futures  contract  or  securities deliverable  under  the  contract.  To do so,  at the time the  call is  written,  the  Fund  must  cover  the call by segregating an equivalent  dollar amount of liquid assets.  The Fund will  segregate  additional  liquid assets if the value of the  segregated  assets  drops below 100% of the current  value of the  future.  Because of this  segregation requirement,  in no  circumstances  would the Fund's receipt of an exercise  notice as to that future require the Fund to deliver a futures  contract.  It would simply put the Fund in a short futures  position,  which is permitted by the
Fund's hedging policies.

        |X| Writing Put Options.  The Fund can sell put options on broadly-based stock indices or stock index futures.
A put  option on  securities  gives the  purchaser  the right to sell,  and the  writer  the  obligation  to buy,  the underlying  investment  at the  exercise  price  during the option  period.  If the Fund writes a put, the put must be covered by liquid  assets  identified  on the Fund's  books in an amount at least equal to the  exercise  price of the underlying  securities.  The Fund therefore  foregoes the  opportunity  of investing the segregated  assets or writing calls against those assets.

        The premium the Fund receives from writing a put  represents a profit,  as long as the price of the underlying investment  remains equal to or above the exercise  price of the put.  However,  the Fund also assumes the  obligation during the option period to settle the  transaction in cash with the buyer of the put at the exercise  price,  even if the value of the  underlying  investment  falls  below  the  exercise  price.  If a put the Fund has  written  expires unexercised,  the Fund realizes a gain in the amount of the premium less the transaction  costs  incurred.  If the put is exercised,  the Fund must fulfill its obligation to settle in cash at the exercise  price.  That price will usually exceed the market  value of the  investment  at that time.  In that case,  the Fund might incur a loss if it sells the underlying  investment.  That loss will be equal to the sum of the sale  price of the  underlying  investment  and the premium recovered minus the sum of the exercise price and any transaction costs the Fund incurred.

        As long as the Fund's  obligation as the put writer  continues,  it may be assigned an exercise  notice by the broker-dealer  through which the put was sold.  That notice will require the Fund to settle the transaction in cash at the exercise price.  The Fund has no control over when it may be required to settle the  transaction,  since it may be assigned an exercise  notice at any time prior to the  termination  of its  obligation  as the writer of the put. That obligation  terminates  upon  expiration of the put. It may also terminate if, before it receives an exercise  notice, the Fund effects a closing  purchase  transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

        The Fund may decide to effect a closing purchase  transaction to realize a profit on an outstanding put option it has written or to prevent the  underlying  security  from being put.  The Fund will realize a profit or loss from a closing  purchase  transaction  depending  on whether  the cost of the  transaction  is less or more than the  premium received  from  writing the put option.  Any profits from writing puts are  considered  short-term  capital  gains for
Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

        |X|  Purchasing  Calls and Puts.  The Fund can buy calls to protect  against the  possibility  that the Fund's portfolio  will not  participate in an anticipated  rise in the  securities  market.  When the Fund buys a call (other than in a closing purchase transaction),  it pays a premium.  Buying a call on a security or future gives the Fund the right to buy the underlying  investment from a seller of a corresponding  call on the same investment  during the call period at a fixed  exercise  price.  The Fund  benefits  only if it sells the call at a profit or if,  during the call period,  the market price of the underlying  investment is above the sum of the call price plus the transaction  costs and the premium paid for the call and the Fund  exercises  the call. If the Fund does not exercise the call or sell it
(whether or not at a profit),  the call will become  worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

        In the case of a purchase of a call on a stock index,  if the Fund  exercises the call during the call period, a seller of a  corresponding  call on the same  index  will pay the Fund an  amount of cash to settle  the call if the closing  level of the stock index upon which the call is based is greater  than the exercise  price of the call.  That cash  payment is equal to the  difference  between the closing  price of the call and the  exercise  price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference.

        When the Fund buys a put, it pays a premium.  It has the right  during the put period to require a seller of a corresponding  put,  upon the Fund's  exercise  of its put,  to buy the  underlying  security  (in the case of puts on securities or futures) or in the case of puts on stock  indices,  to deliver cash to the Fund to settle the put if the closing  level of the stock index upon which the put is based is less than the  exercise  price of the put.  That cash payment is determined by the multiplier, in the same manner as described above as to calls.

        Buying a put on a security  or future  enables  the Fund to sell the  underlying  investment  to a seller of a corresponding put on the same investment  during the put period at a fixed exercise price.  Buying a put on securities or futures the Fund owns  enables  the Fund to attempt to protect  itself  during the put period  against a decline in the value of the underlying  investment below the exercise price by selling the underlying  investment at the exercise price to a seller of a  corresponding  put. If the market price of the underlying  investment is equal to or above the exercise price and, as a result,  the put is not exercised or resold,  the put will become worthless at its expiration date.  In that  case the Fund  will  have  paid the  premium  but lost the  right to sell the  underlying  investment.
However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

        Buying a put on an  investment  the Fund does not own (such as an index or future)  permits the Fund either to resell the put or to buy the  underlying  investment  and sell it at the  exercise  price.  The resale price will vary inversely to the price of the underlying  investment.  If the market price of the  underlying  investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

        When the Fund  purchases a put on a stock index,  the put protects the Fund to the extent that the index moves in a similar  pattern to the securities the Fund holds.  The Fund can resell the put. The resale price of the put will vary  inversely  with the price of the  underlying  investment.  If the market price of the  underlying  investment is above the exercise price,  and as a result the put is not exercised,  the put will become  worthless on the expiration date. In the event of a decline in price of the  underlying  investment,  the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

        |X| Buying and  Selling  Options  on Foreign  Currencies.  The Fund can buy and sell calls and puts on foreign
currencies.   They  include  puts  and  calls  that  trade  on  a  securities  or  commodities   exchange  or  in  the
over-the-counter  markets or are quoted by major  recognized  dealers in such options.  The Fund could use these calls and puts to try to protect  against  declines in the dollar value of foreign  securities  and  increases in the dollar cost of foreign securities the Fund wants to acquire.

        If the  Manager  anticipates  a rise in the  dollar  value of a foreign  currency  in which  securities  to be acquired are  denominated,  the increased  cost of those  securities  may be partially  offset by purchasing  calls or writing  puts on that  foreign  currency.  If the  Manager  anticipates  a decline  in the  dollar  value of a foreign currency,  the decline in the dollar value of portfolio  securities  denominated  in that currency  might be partially offset by writing calls or purchasing puts on that foreign  currency.  However,  the currency rates could fluctuate in a direction  adverse to the Fund's position.  The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

        A call the Fund writes on a foreign  currency is "covered" if the Fund owns the  underlying  foreign  currency covered by the call or has an absolute and immediate right to acquire that foreign  currency  without  additional cash consideration (or it can do so for additional cash  consideration  held in a segregated account by its custodian bank)
upon conversion or exchange of other foreign currency held in its portfolio.

        |X| Risks of Hedging with Options and Futures.  The use of hedging  instruments  requires  special  skills and knowledge of investment  techniques that are different than what is required for normal portfolio  management.  If the
Manager uses a hedging  instrument at the wrong time or judges market conditions  incorrectly,  hedging strategies may reduce the Fund's return.  The Fund could also  experience  losses if the prices of its futures and options  positions were not correlated with its other investments. The Fund's option activities may affect its costs.

         The Fund's  option  activities  could affect its  portfolio  turnover  rate and  brokerage  commissions.  The exercise of calls written by the Fund might cause the Fund to sell related portfolio  securities,  thus increasing its turnover  rate.  The  exercise  by the Fund of puts on  securities  will  cause  the sale of  underlying  investments, increasing  portfolio  turnover.  Although  the  decision  whether  to  exercise  a put it holds is within  the Fund's control,  holding a put might cause the Fund to sell the related  investments  for reasons that would not exist in the absence of the put.

         The Fund could pay a brokerage  commission  each time it buys a call or put,  sells a call or put, or buys or sells an underlying  investment in connection  with the exercise of a call or put. Those  commissions  could be higher on a relative basis than the commissions for direct  purchases or sales of the underlying  investments.  Premiums paid for options  are small in  relation to the market  value of the  underlying  investments.  Consequently,  put and call options  offer large  amounts of leverage.  The leverage  offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an  investment  that has  increased in value,  the Fund will be  required  to sell the  investment  at the  call  price.  It will not be able to  realize  any  profit  if the investment has increased in value above the call price.
         An option  position  may be closed out only on a market that  provides  secondary  trading for options of the same series,  and there is no assurance that a liquid secondary market will exist for any particular  option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling  futures or  purchasing  puts on  broadly-based  indices or futures to attempt to protect against declines in the value of the Fund's portfolio  securities.  The risk is that the prices of the futures or the applicable  index will correlate  imperfectly with the behavior of the cash prices of the
Fund's  securities.  For example,  it is possible that while the Fund has used hedging  instruments  in a short hedge, the market may advance and the value of the securities held in the Fund's  portfolio might decline.  If that occurred, the Fund would lose money on the  hedging  instruments  and also  experience  a decline in the value of its  portfolio securities.  However,  while this could occur for a very brief period or to a very small  degree,  over time the value of a  diversified  portfolio  of  securities  will tend to move in the same  direction  as the indices  upon which the hedging instruments are based.

         The risk of imperfect  correlation  increases as the  composition of the Fund's  portfolio  diverges from the securities  included in the applicable  index.  To compensate for the imperfect  correlation of movements in the price of the portfolio  securities  being hedged and movements in the price of the hedging  instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of portfolio  securities being hedged. It might do so if the  historical  volatility  of the  prices  of the  portfolio  securities  being  hedged  is more  than  the historical volatility of the applicable index.

         The  ordinary  spreads  between  prices in the cash and futures  markets are subject to  distortions,  due to differences  in the nature of those  markets.  First,  all  participants  in the futures  market are subject to margin deposit and  maintenance  requirements.  Rather than meeting  additional  margin deposit  requirements,  investors may close futures  contracts  through  offsetting  transactions  which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of the  futures  market  depends on  participants  entering  into offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of  speculators,  the deposit  requirements  in the futures  market are less onerous than margin  requirements  in the securities  markets.  Therefore,  increased  participation  by speculators  in the futures market may cause  temporary price distortions.

         The Fund can use  hedging  instruments  to  establish  a position  in the  securities  markets as a temporary substitute  for the purchase of individual  securities  (long hedging) by buying futures and/or calls on such futures, broadly-based  indices or on securities.  It is possible that when the Fund does so the market might  decline.  If the
Fund then  concludes  not to invest in securities  because of concerns  that the market might  decline  further or for other  reasons,  the Fund will  realize a loss on the hedging  instruments  that is not offset by a  reduction  in the price of the securities purchased.

         |X| Forward  Contracts.  Forward contracts are foreign currency exchange  contracts.  They are used to buy or sell foreign  currency for future delivery at a fixed price.  The Fund uses them to "lock in" the U.S. dollar price of a security  denominated in a foreign  currency that the Fund has bought or sold, or to protect against possible losses from  changes in the  relative  values of the U.S.  dollar and a foreign  currency.  The Fund  limits its  exposure in foreign currency exchange  contracts in a particular  foreign currency to the amount of its assets denominated in that currency  or a  closely-correlated  currency.  The Fund may also use  "cross-hedging"  where the Fund  hedges  against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward  contract,  one party  agrees to  purchase,  and  another  party  agrees to sell,  a specific currency at a future  date.  That date may be any fixed  number of days from the date of the  contract  agreed upon by the parties.  The  transaction  price is set at the time the contract is entered into.  These  contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

         The Fund may use forward  contracts to protect  against  uncertainty in the level of future  exchange  rates.
The use of forward  contracts does not eliminate the risk of fluctuations  in the prices of the underlying  securities the Fund owns or intends to acquire,  but it does fix a rate of exchange in advance.  Although  forward  contracts may reduce  the risk of loss  from a  decline  in the  value of the  hedged  currency,  at the same  time  they  limit any potential gain if the value of the hedged currency increases.

         When the Fund  enters  into a  contract  for the  purchase  or sale of a  security  denominated  in a foreign currency,  or when it  anticipates  receiving  dividend  payments  in a foreign  currency,  the Fund  might  desire to
"lock-in" the U.S.  dollar price of the security or the U.S.  dollar  equivalent of the dividend  payments.  To do so, the Fund could enter into a forward  contract for the purchase or sale of the amount of foreign  currency  involved in the  underlying  transaction,  in a fixed amount of U.S.  dollars per unit of the foreign  currency.  This is called a
"transaction  hedge."  The  transaction  hedge will  protect  the Fund  against a loss from an  adverse  change in the currency  exchange  rates  during the period  between the date on which the  security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward  contracts to lock in the U.S. dollar value of portfolio  positions.  This is called a "position  hedge." When the Fund believes that foreign  currency might suffer a substantial  decline  against the U.S. dollar,  it could enter into a forward contract to sell an amount of that foreign currency  approximating the value of some or all of the Fund's portfolio securities  denominated in that foreign currency.  When the Fund believes that the U.S.  dollar might suffer a substantial  decline  against a foreign  currency,  it could enter into a forward contract to buy that foreign  currency for a fixed dollar amount.  Alternatively,  the Fund could enter into a forward contract to sell a different  foreign  currency  for a fixed U.S.  dollar  amount if the Fund  believes  that the U.S.
dollar  value of the foreign  currency  to be sold  pursuant to its forward  contract  will fall  whenever  there is a decline in the U.S. dollar value of the currency in which portfolio  securities of the Fund are  denominated.  That is referred to as a "cross hedge."

         The Fund will cover its short  positions in these cases by  identifying to its custodian bank assets having a value equal to the aggregate  amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts or maintain a net exposure to such contracts if the  consummation  of the contracts  would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's  portfolio  securities or other assets  denominated in that currency or another  currency that is the subject of the hedge.  However,  to avoid excess transactions and transaction  costs, the Fund may maintain a net exposure to forward  contracts in excess of the value of the Fund's  portfolio  securities  or other  assets  denominated  in  foreign  currencies  if the excess  amount is
"covered"  by liquid  securities  denominated  in any  currency.  The cover must be at least equal at all times to the amount of that excess.

         As one  alternative,  the Fund may  purchase a call  option  permitting  the Fund to  purchase  the amount of foreign  currency  being hedged by a forward sale contract at a price no higher than the forward  contract  price.  As another  alternative,  the Fund may purchase a put option  permitting the Fund to sell the amount of foreign  currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

         The  precise  matching  of the amounts  under  forward  contracts  and the value of the  securities  involved generally will not be possible  because the future value of securities  denominated in foreign  currencies will change as a consequence of market  movements  between the date the forward  contract is entered into and the date it is sold.
In some cases,  the Manager  might  decide to sell the security  and deliver  foreign  currency to settle the original purchase  obligation.  If the market  value of the  security is less than the amount of foreign  currency  the Fund is obligated  to deliver,  the Fund might have to purchase  additional  foreign  currency on the "spot"  (that is,  cash)
market to settle the  security  trade.  If the market  value of the  security  instead  exceeds  the amount of foreign currency  the Fund is  obligated  to deliver to settle the trade,  the Fund might have to sell on the spot market some of the foreign  currency  received upon the sale of the security.  There will be additional  transaction  costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely  difficult,  and the successful execution of a short-term  hedging strategy is highly uncertain.  Forward  contracts involve the risk that anticipated  currency movements  will not be  accurately  predicted,  causing  the Fund to  sustain  losses  on these  contracts  and to pay additional  transactions  costs.  The use of forward  contracts in this manner might reduce the Fund's  performance if there are  unanticipated  changes in currency  prices to a greater  degree than if the Fund had not entered  into such contracts.

         At or before the maturity of a forward  contract  requiring the Fund to sell a currency,  the Fund might sell a portfolio  security and use the sale proceeds to make delivery of the currency.  In the  alternative  the Fund might retain the security and offset its  contractual  obligation to deliver the currency by  purchasing a second  contract.
Under that  contract the Fund will  obtain,  on the same  maturity  date,  the same amount of the currency  that it is obligated  to deliver.  Similarly,  the Fund might close out a forward  contract  requiring it to purchase a specified currency  by  entering  into a second  contract  entitling  it to sell the same  amount  of the same  currency  on the maturity  date of the first  contract.  The Fund  would  realize a gain or loss as a result of  entering  into such an offsetting  forward  contract  under  either  circumstance.  The gain or loss will  depend on the  extent to which the exchange rate or rates between the  currencies  involved  moved between the execution  dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward  contracts varies with factors such as the currencies  involved, the length of the contract period and the market  conditions then  prevailing.  Because forward  contracts are usually entered into on a principal  basis,  no brokerage fees or commissions  are involved.  Because these  contracts are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the counterparty  under each forward contract.

         Although  the Fund  values  its assets  daily in terms of U.S.  dollars,  it does not  intend to convert  its holdings of foreign  currencies into U.S.  dollars on a daily basis.  The Fund may convert foreign  currency from time to time, and will incur costs in doing so. Foreign  exchange  dealers do not charge a fee for conversion,  but they do seek to realize a profit based on the  difference  between the prices at which they buy and sell  various  currencies.
Thus,  a dealer  might  offer to sell a foreign  currency  to the Fund at one rate,  while  offering a lesser  rate of exchange if the Fund desires to resell that currency to the dealer.

         |X|  Regulatory  Aspects of Hedging  Instruments.  When using  futures and  options on  futures,  the Fund is required to operate within certain  guidelines and  restrictions  with respect to the use of futures as established by the Commodities  Futures Trading Commission (the "CFTC").  In particular,  the Fund is exempted from registration with the CFTC as a "commodity  pool operator" if the Fund complies with the  requirements  of Rule 4.5 adopted by the CFTC.
The Rule does not limit the  percentage of the Fund's assets that may be used for futures  margin and related  options premiums  for a bona fide  hedging  position.  However,  under the Rule,  the Fund must  limit its  aggregate  initial futures  margin and  related  options  premiums  to not more than 5% of the Fund's net assets for  hedging  strategies that are not  considered  bona fide hedging  strategies  under the Rule.  Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging  purposes  within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions  in options by the Fund are subject to  limitations  established  by the option  exchanges.  The exchanges  limit the maximum number of options that may be written or held by a single  investor or group of investors acting in concert.  Those  limits  apply  regardless  of whether the options  were written or purchased on the same or different  exchanges or are held in one or more accounts or through one or more different  exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options  written or held by other entities,  including other  investment  companies  having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor or Manager).  The exchanges also impose  position  limits on futures  transactions.
An exchange may order the  liquidation  of positions  found to be in violation of those limits and may impose  certain other sanctions.

         Under the  Investment  Company  Act,  when the Fund  purchases  a future,  it must  maintain  cash or readily marketable  short-term  debt  instruments  in an amount equal to the market  value of the  securities  underlying  the future,  less the margin  deposit  applicable to it. The account must be a segregated  account or accounts held by the
Fund's custodian bank.

         |X| Tax Aspects of Certain Hedging  Instruments.  Certain foreign  currency  exchange  contracts in which the
Fund may invest are treated as "Section 1256 contracts" under the Internal  Revenue Code. In general,  gains or losses relating to Section 1256  contracts are  characterized  as 60% long-term  and 40%  short-term  capital gains or losses under the Code.  However,  foreign  currency  gains or losses  arising from Section  1256  contracts  that are forward contracts  generally are treated as ordinary  income or loss. In addition,  Section 1256 contracts held by the Fund at the end of each taxable year are  "marked-to-market,"  and unrealized  gains or losses are treated as though they were realized.  These  contracts  also may be  marked-to-market  for purposes of  determining  the excise tax applicable to investment  company  distributions  and for other purposes  under rules  prescribed  pursuant to the Internal  Revenue
Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.
         Certain  forward  contracts the Fund enters into may result in  "straddles"  for federal income tax purposes.
The  straddle  rules may affect the  character  and timing of gains (or  losses)  recognized  by the Fund on  straddle positions.  Generally,  a loss sustained on the  disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any  unrecognized  gain in the offsetting  positions  making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized  gain in the offsetting  positions making up the straddle,  or the offsetting  position is disposed of Under the Internal  Revenue Code, the following  gains or losses are treated as ordinary income or loss:

         (1) gains or losses  attributable  to  fluctuations  in exchange  rates that occur  between the time the Fund accrues interest or other receivables or accrues expenses or other  liabilities  denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

         (2) gains or losses  attributable  to  fluctuations  in the value of a foreign  currency  between the date of acquisition of a debt security  denominated in a foreign currency or foreign  currency forward  contracts and the date of disposition.

         Currency gains and losses are offset  against market gains and losses on each trade before  determining a net
"Section 988" gain or loss under the Internal  Revenue Code for that trade,  which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

Investment Restrictions

         |X| What Are  "Fundamental  Policies"?  Fundamental  policies are those policies that the Fund has adopted to govern  its  investments  that can be  changed  only by the vote of a  "majority"  of the  Fund's  outstanding  voting securities.  Under the Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of:

         ? 67% or more of the shares  present or  represented  by proxy at a  shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         ? more than 50% of the outstanding shares.

         The Fund's investment  objective is a fundamental policy.  Other policies described in the Prospectus or this
Statement of  Additional  Information  are  "fundamental"  only if they are  identified  as such.  The Fund's Board of
Trustees  can  change  non-fundamental  policies  without  shareholder  approval.  However,   significant  changes  to
investment  policies will be described in  supplements  or updates to the  Prospectus or this  Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

         |X|  Does  the  Fund  Have  Additional  Fundamental  Policies?  The  following  investment  restrictions  are fundamental policies of the Fund.

         ? The Fund cannot  invest more than 5% of the value of its total assets in the  securities of any one issuer.
This limitation applies to 75% of the Fund's total assets.

         ? The Fund  cannot  purchase  more than 10% of any class of  security of any  issuer.  All  outstanding  debt securities  and all preferred  stock of an issuer are  considered  as one class.  This  restriction  does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

         ? The Fund cannot  concentrate its  investments.  That means it cannot invest 25% or more of its total assets in any industry.  If deemed appropriate for attaining its investment  objective,  the Fund may invest less than but up to 25% of its total assets in any one  industry  classification  used by the Fund for  investment  purposes.  For this purpose, a foreign government is considered an industry.

         ? The Fund cannot  borrow  money in excess of 33 1/3% of the value of the Fund's total  assets.  The Fund may borrow only from banks and only as a temporary  measure for  extraordinary or emergency  purposes.  The Fund will make no  additional  investments  while  borrowings  exceed 5% of the Fund's total  assets.  The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the  Investment  Company Act of
1940.

         ? The Fund cannot invest in physical commodities or physical commodity  contracts.  However, the Fund may buy and sell hedging  instruments to the extent  specified in its Prospectus or Statement of Additional  Information  from time to time.  The Fund can also buy and sell  options,  futures,  securities or other  instruments  backed by, or the investment return from which is linked to, changes in the price of physical commodities.

         ? The  Fund  cannot  invest  in real  estate  or  real  estate  limited  partnerships  (direct  participation programs).  However,  the Fund may purchase securities of issuers that engage in real estate operations and securities which are secured by real estate or interests in real estate.

         ? The Fund cannot  underwrite  securities of other companies.  A permitted  exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

         ? The Fund cannot invest in securities of any issuer if, to the knowledge of the Trust,  officers,  directors or trustees of the Trust,  or the Manager who owns more than 1/2 of 1% of the  outstanding  securities  of such issuer together own more than 5% of the outstanding securities of such issuer.

         ? The Fund cannot  pledge its assets or assign or  otherwise  encumber its assets in excess of 10% of its net assets.  It can pledge,  assign or encumber its assets only to secure  borrowings  effected within the limitations set forth in the Prospectus.

         ? The Fund cannot invest for the purpose of exercising control or management of another company.

         ? The Fund cannot issue senior securities (as defined in the Investment  Company Act of 1940).  However,  the
Fund can enter into any repurchase  agreement,  borrow money in accordance with restrictions  described above and lend its portfolio securities.

         ? The Fund cannot make loans to any person or individual.  However,  the Fund may loan  portfolio  securities within the limitations set forth in the Prospectus.

         Unless the  Prospectus  or this  Statement of  Additional  Information  states that a percentage  restriction applies  on an  ongoing  basis,  it  applies  only at the time the Fund  makes an  investment.  The Fund need not sell securities to meet the  percentage  limits if the value of the  investment  increases in proportion to the size of the
Fund.

         For  purposes of the Fund's  policy not to  concentrate  its  investments  as described  above,  the Fund has adopted the industry  classifications  set forth in Appendix B to this  Statement of Additional  Information.  This is not a fundamental policy.

         |X| Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund
has other  investment  restrictions  that are not  fundamental  policies,  which means that they can be changed by the
Board of Trustees without shareholder approval.

         ? The Fund cannot make short sales or purchase  securities on margin.  However,  the Fund can make short-term borrowings  when  necessary  for the  clearance  of  purchases of portfolio  securities.  Collateral  arrangements  in connection with futures and options are not deemed to be margin transactions under this restriction.

         ? The Fund cannot invest in interests in oil, gas or other mineral  exploration  or  development  programs or leases.

How the Fund is Managed

Organization and History.  The Fund is an open-end,  diversified  management  investment  company.  The Fund is one of three  series of  Oppenheimer  Quest For Value  Funds,  an  open-end  management  investment  company  organized  as a
Massachusetts business trust in April 1987 (and which is referred to as the "Trust").

         |X|  Classes of Shares. The Trustees are authorized,  without shareholder  approval, to create new series and classes of shares.  The Trustees  may  reclassify  unissued  shares of the Fund into  additional  series or classes of shares.  The  Trustees  also may  divide or combine  the  shares of a class into a greater or lesser  number of shares without changing the  proportionate  beneficial  interest of a shareholder in the Fund.  Shares do not have cumulative voting  rights or  preemptive  or  subscription  rights.  Shares  may be voted in  person  or by proxy at  shareholder meetings.

         The Fund  currently has four classes of shares:  Class A, Class B, Class C and Class N. All classes invest in the same investment portfolio.  Only retirement plans may purchase Class N shares. Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate  voting rights on matters in which  interests of one class are different  from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely  transferable,  and each share of each  class has one vote at  shareholder  meetings,  with fractional  shares voting  proportionally  on matters  submitted to the vote of  shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

                  |X|  Meetings of  Shareholders.  As a  Massachusetts  business  trust,  the Fund is not  required to hold, and does not plan to hold,  regular annual meetings of  shareholders.  The Fund will hold meetings when required to do so by the  Investment  Company Act or other  applicable  law. It will also do so when a  shareholder  meeting is called by the Trustees or upon proper request of the shareholders.

         Shareholders  have the  right,  upon the  declaration  in writing or vote of  two-thirds  of the  outstanding shares of the Fund, to remove a Trustee.  The Trustees will call a meeting of  shareholders  to vote on the removal of a Trustee upon the written request of the record holders of 10% of its  outstanding  shares.  If the Trustees  receive a request from at least 10  shareholders  stating that they wish to communicate  with other  shareholders to request a meeting  to remove a Trustee,  the  Trustees  will then  either  make the Fund's  shareholder  list  available  to the applicants or mail their communication to all other shareholders at the applicants'  expense.  The shareholders making the  request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's  outstanding  shares,  whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

         |X| Shareholder and Trustee  Liability.  The Trust's  Declaration of Trust contains an express  disclaimer of shareholder or Trustee liability for the Fund's  obligations.  It also provides for  indemnification and reimbursement of  expenses  out of the  Fund's  property  for any  shareholder  held  personally  liable  for its  obligations.  The
Declaration  of Trust also states that upon  request,  the Fund shall  assume the defense of any claim made  against a shareholder  for any act or  obligation of the Fund and shall  satisfy any judgment on that claim.  Massachusetts  law permits a  shareholder  of a business  trust  (such as the Fund) to be held  personally  liable as a  "partner"  under certain  circumstances.  However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively  remote  circumstances  in which the Fund would be unable to meet its obligations.

         The  Fund's  contractual  arrangements  state  that  any  person  doing  business  with the  Fund  (and  each shareholder  of the  Fund)  agrees  under  its  Declaration  of Trust to look  solely  to the  assets  of the Fund for satisfaction  of any claim or demand that may arise out of any dealings  with the Fund.  The  contracts  further state that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees.  The Fund is governed by a Board of Trustees,  which is  responsible  for  protecting the interests of shareholders  under  Massachusetts  law. The Trustees meet  periodically  throughout the year to oversee the Fund's activities,  review its performance,  and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its  shareholders,  it may hold shareholder  meetings from time to time on important  matters,  and shareholders  have the right to call a meeting  to remove a Trustee or to take other  action  described  in the Funds'
Declaration of Trust.

         The Board of Trustees has an Audit  Committee.  The Audit Committee  provides the Board with  recommendations regarding the selection of the Fund's  independent  auditor.  The Audit  Committee  also reviews the scope and results of audits and the audit fees charged,  reviews  reports from the Fund's  independent  auditors  concerning  the Fund's internal  accounting  procedures and controls,  and reviews reports of the Manager's internal auditor.  The members of the Audit Committee are Paul Clinton  (Chairman),  Thomas Courtney,  Robert Galli, Lacy Herrmann and Brian Wruble. The
Audit Committee met three times during the Fund's fiscal year ended October 31, 2001.

Trustees  and Officers of the Fund.  The Fund's  Trustees  and  officers  and their  positions  held with the Fund and length of service in such  position(s) and the principal  occupations and business  affiliations  during the past five years are listed  below.  Each of the Trustees are  independent  trustees,  which means that they have no  affiliation with the Manager as defined in the  Investment  Company  Act.  The  information  for the  Trustees  also  includes the dollar  range of  shares  of the  Fund as well as the  aggregate  dollar  range  of  shares  of the  Board  III  Funds beneficially  owned by the  Trustee.  All  information  is as of  December  31,  2001.  All of the  Trustees  are also trustees or directors of the following Oppenheimer funds (referred to as "Board III Funds"):

Oppenheimer  Quest For Value  Funds,  a series fund having  Rochester Portfolio Series, a series fund having one series:
the following series:                                             Limited-Term New York Municipal Fund
     Oppenheimer Small Cap Value Fund,                      Bond Fund Series, a series fund having one series:
     Oppenheimer Quest Balanced Value Fund and                    Oppenheimer Convertible Securities Fund
     Oppenheimer Quest Opportunity Value Fund               Rochester Fund Municipals
Oppenheimer Quest Global Value Fund, Inc.                   Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.

         In addition to being a director  or trustee of the Board III Funds,  Mr.  Galli is also a director or trustee of 33 other portfolios in the Oppenheimer Funds complex.

         Messrs.  Murphy,  Bishop,  Farrar,  Molleur,  Wixted, Zack, Leavy and Damian, and Mses. Feld and Ives who are
officers of the Fund,  respectively  hold the same offices of the other Board III Funds.  As of January 15, 2002,  the
Trustees and officers of the Fund as a group owned of record or  beneficially  less than 1% of each class of shares of the Fund.  The  foregoing  statement  does not reflect  ownership  of shares of the Fund held of record by an employee benefit  plan for  employees of the Manager,  other than the shares  beneficially  owned under the plan by officers of the Fund listed above. In addition,  each Independent  Trustee,  and his or her family members,  do not own securities of either the  Manager  or  Distributor  of the Board III funds or any  person  directly  or  indirectly  controlling, controlled by or under common control with the Manager or Distributor.

Independent Trustees

-------------------------- ------------------------------------------------------ ----------------- -------------------

                                                                                                     Aggregate Dollar
Name, Address,1 Age,                                                                                 Range of Shares
Position(s) Held with      Principal Occupation(s) During Past 5 Years / Other    Dollar Range of    Owned in any of
Fund and Length of Time    Trusteeships Held by Trustee / Number of Portfolios    Shares Owned in     the Board III
Served2                    in Fund Complex Overseen by Trustee                        the Fund            Funds

-------------------------- ------------------------------------------------------ ----------------- -------------------
-------------------------- ------------------------------------------------------ ----------------- -------------------

Thomas W. Courtney,        Principal  of  Courtney  Associates,   Inc.  (venture         $0         $10,001 - $50,000
Chairman of the            capital  firm);  former  General  Partner  of Trivest
Board of Trustees,         Venture Fund (private  venture capital fund);  former
Trustee since April, 1987  President   of   Investment    Counseling   Federated
Age: 68                    Investors,  Inc.;  Trustee of Cash  Assets  Trust,  a
                           money  market  fund;  Director of OCC Cash  Reserves,
                           Inc., and Trustee of OCC Accumulation  Trust, both of
                           which are open-end investment  companies;  Trustee of
                           Hawaiian   Tax-Free  Trust  and  Tax  Free  Trust  of
                           Arizona,  tax-exempt  bond funds;  former Director of
                           Financial Analysts  Federation.  Director/trustee  of
                           10  investment   companies  in  the  OppenheimerFunds
                           complex.

-------------------------- ------------------------------------------------------ ----------------- -------------------
-------------------------- ------------------------------------------------------ ----------------- -------------------

Paul Y. Clinton,           Principal of Clinton Management Associates, a             $10,001 -        Over $100,000
Trustee, since April,      financial and venture capital consulting firm;
1987                       Trustee of Capital Cash Management Trust, a
Age: 70.                   money-market fund and Narragansett Tax-Free Fund, a
                           tax-exempt bond fund; Director of OCC Cash Reserves,
                           Inc. and Trustee of OCC Accumulation Trust, both of
                           which are open-end investment companies. Formerly:
                           Director, External Affairs, Kravco Corporation, a
                           national real estate owner and property management
                           corporation; President of Essex Management
                           Corporation, a management consulting company; a            $50,000
                           general partner of Capital Growth Fund, a venture
                           capital partnership; a general partner of Essex
                           Limited Partnership, an investment partnership;
                           President of Geneve Corp., a venture capital fund;
                           Chairman of Woodland Capital Corp., a small business
                           investment company; and Vice President of W.R. Grace
                           & Co. Director/trustee of 10 investment companies in
                           the OppenheimerFunds complex.

-------------------------- ------------------------------------------------------ ----------------- -------------------
-------------------------- ------------------------------------------------------ ----------------- -------------------

Robert G. Galli,           A Trustee or Director of other Oppenheimer funds.       Over $100,000    Over $100,0003
Trustee since June, 1998   Formerly Vice Chairman of the Manager (October 1995
Age: 68                    - December 1997). Director/trustee of 41 investment
                           companies in the OppenheimerFunds complex.

-------------------------- ------------------------------------------------------ ----------------- -------------------
-------------------------- ------------------------------------------------------ ----------------- -------------------

Lacy B. Herrmann,          Chairman and Chief Executive Officer of Aquila                $0         $10,001 - $50,000
Trustee since April, 1987  Management Corporation, the sponsoring organization
Age: 72                    and manager, administrator and/or sub-Adviser to the
                           following open-end investment companies, and
                           Chairman of the Board of Trustees and President of
                           each: Churchill Cash Reserves Trust, Aquila -
                           Cascadia Equity Fund, Pacific Capital Cash Assets
                           Trust, Pacific Capital U.S. Treasuries Cash Assets
                           Trust, Pacific Capital Tax-Free Cash Assets Trust,
                           Prime Cash Fund, Narragansett Insured Tax-Free
                           Income Fund, Tax-Free Fund For Utah, Churchill
                           Tax-Free Fund of Kentucky, Tax-Free Fund of
                           Colorado, Tax-Free Trust of Oregon, Tax-Free Trust
                           of Arizona, Hawaiian Tax-Free Trust, and Aquila
                           Rocky Mountain Equity Fund; Vice President,
                           Director, Secretary, and formerly Treasurer of
                           Aquila Distributors, Inc., distributor of the above
                           funds; President and Chairman of the Board of
                           Trustees of Capital Cash Management Trust ("CCMT"),
                           and an Officer and Trustee/Director of its
                           predecessors; President and Director of STCM
                           Management Company, Inc., sponsor and adviser to
                           CCMT; Chairman, President and a Director of InCap
                           Management Corporation, formerly sub-adviser and
                           administrator of Prime Cash Fund and Short Term
                           Asset Reserves; Director of OCC Cash Reserves, Inc.,
                           and Trustee of OCC Accumulation Trust, both of which
                           are open-end investment companies; Trustee Emeritus
                           of Brown University. Director/trustee of 10
                           investment companies in the OppenheimerFunds complex.

-------------------------- ------------------------------------------------------ ----------------- -------------------
-------------------------- ------------------------------------------------------ ----------------- -------------------

Brian Wruble, Trustee      Special Limited Partner (since January 1999) of           $10,001 -      $50,001 - $100,000
since April, 2001          Odyssey Investment Partners, LLC (private equity
Age: 58                    investment); General Partner (since September 1996)
                           of Odyssey Partners, L.P. (hedge fund in
                           distribution since 1/1/97); Director (since May
                           2000) of Ray & Berendston, Inc. (executive search);
                           Board of Incorporators (since August 1990) The
                           Jackson Laboratory; Trustee (since May 1992) of
                           Institute for Advanced Study (educational                  $50,000
                           institute); Trustee (since May 2000) of Research
                           Foundation of AIMR (investment research); Governor,
                           Jerome Levy Economics Institute of Bard College
                           (August 1990 - September 2001) (economics research).
                           Director/trustee of 10 investment companies in the
                           OppenheimerFunds complex.

-------------------------- ------------------------------------------------------ ----------------- -------------------

Officers of the Fund

----------------------------------------------- ----------------------------------------------------------------------

Name, Address,4 Age, Position(s) Held with      Principal Occupation(s) During Past 5 Years
Fund and Length of Time Served

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

John Damian, Vice President and Portfolio       Vice President of the Manager (since March 2000). Prior to joining
Manager (since September 2001)                  the manager he was a Senior Vice President and Chief Emerging
 Age: 33                                        Markets Debt and Currency Strategist of ING Barings, a global investment bank (July 1998 - March 2000); before that he was a Vice
                                                President, head of emerging markets trading strategies at Citicorp
                                                Securities, after having run the bank's proprietary trading activity on international fixed income and foreign exchange derivative (May
                                                1995 - July 1998).

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Christopher Leavy, Vice President and           Senior Vice President (since September 2000) of the Manger; prior to
Portfolio Manager (since September 2001) Age:   joining the Manager in September 2000, he was a portfolio manager of
30                                              Morgan Stanley Dean Witter Investment Management (from 1997) prior to which he was a portfolio manager and equity analyst of Crestar
                                                Asset Management (from 1995).

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

John V. Murphy,                                 Chairman, Chief Executive Officer and director (since June 30, 2001)
President (since October 2001)                  and President (since September 2000) of the Manager; President and a
Age: 52                                         trustee of other Oppenheimer funds; President and a director (since
                                                July 2001) of Oppenheimer Acquisition Corp., the Manager's parent holding company, and of Oppenheimer Partnership Holdings, Inc.
                                                (since July 2001), a holding company subsidiary of the Manager;
                                                Chairman and a director (since July 2001) of Shareholder Services,
                                                Inc. and of Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                                                Inc., an investment advisor subsidiary of the Manager; President and a director (since July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director
                                                (since November 2001) of Trinity Investment Management Corp. and
                                                Tremont Advisers, Inc., investment advisory affiliates of the
                                                Manager, and of OAM Institutional, Inc. (since November 2001), an investment advisory subsidiary of the Manager, and of HarbourView
                                                Asset Management Corporation and OFI Private Investments, Inc.
                                                (since July 2001), investment advisor subsidiaries of the Manager;
                                                formerly President and trustee (from November 1999 to November 2001)
                                                of MML Series Investment Fund and MassMutual Institutional Funds,
                                                open-end investment companies; Chief Operating Officer (from
                                                September 2000 to July 2001) of the Manager; Executive Vice
                                                President of Massachusetts Mutual Life Insurance Company (from
                                                February 1997 to August 2000); a director (from 1999 to 2000) of
                                                C.M. Life Insurance Company; President, Chief Executive Officer and
                                                a director (from 1999 to 2000) of MML Bay State Life Insurance
                                                Company; Executive Vice President, director and Chief Operating
                                                Officer (from 1995 to 1997) of David L. Babson & Company, Inc., an investment advisor; Senior Vice President and director (from 1995 to
                                                1997) of Potomac Babson Inc., an investment advisor subsidiary of
                                                David L. Babson & Company, Inc.; Senior Vice President (from 1995 to
                                                1997) and director (from 1995 to 1999) of DBL Acquisition
                                                Corporation, a holding company for investment advisers; a director
                                                (from 1989 to 1998) of Emerald Isle Bancorp and Hibernia Savings
                                                Bank, wholly-owned subsidiary of Emerald Isle Bancorp; and Chief
                                                Operating Officer (from 1993 to 1996) of Concert Capital Management,
                                                Inc., an investment advisor.

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Brian W. Wixted, Treasurer, Principal           Senior Vice President and Treasurer (since March 1999) of the
Financial and Accounting Officer (since March   Manager; Treasurer (since March 1999) of HarbourView Asset
1999)                                           Management Corporation, Shareholder Services, Inc., Oppenheimer Real
Age: 42                                         Asset Management Corporation, Shareholder Financial Services, Inc.
                                                and Oppenheimer Partnership Holdings, Inc., of OFI Private
                                                Investments, Inc. (since March 2000) and of OppenheimerFunds
                                                International Ltd. and Oppenheimer Millennium Funds plc (since May
                                                2000); Treasurer and Chief Financial Officer (since May 2000) of
                                                Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of
                                                Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust
                                                Company - Mutual Fund Services Division (March 1995 - March 1999);
                                                Vice President and Chief Financial Officer of CS First Boston
                                                Investment Management Corp. (September 1991 - March 1995).

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Robert J. Bishop, Assistant Treasurer           Vice President of the Manager/Mutual Fund Accounting (since May
(since May 1996)                                1996); an officer of other
Age: 42                                         Oppenheimer funds; formerly an Assistant Vice President of the
                                                Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund
                                                Controller of the Manager.

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Adele A. Campbell, Assistant Treasurer          Assistant Vice President of the Manager (1996-Present); Formerly
(since 1996)                                    Assistant Vice President of Rochester Fund Services, Inc. (1994 -
Age: 38                                         1996).

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Scott T. Farrar, Assistant Treasurer            Vice President of the Manager/Mutual Fund Accounting (since May
(since May 1996)                                1996); Assistant Treasurer of Oppenheimer Millennium Funds plc
Age: 36                                         (since October 1997); an officer of other Oppenheimer Funds;
                                                formerly an Assistant Vice President of the Manager/Mutual Fund
                                                Accounting (April 1994 - May 1996), and a Fund Controller of the
                                                Manager.

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Robert G. Zack, Secretary (since October 2001)  Senior Vice President (since May 1985) and Acting General Counsel
Age: 53                                         (since November 2001) of the Manager; Assistant Secretary of
                                                Shareholder Services, Inc. (since May 1985), Shareholder Financial
                                                Services, Inc. (since November 1989); OppenheimerFunds International
                                                Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Denis R. Molleur, Assistant Secretary           Vice President and Senior Counsel of the Manager (since July 1999);
(since October 2001)                            an officer of other Oppenheimer funds; formerly a Vice President and
Age: 44                                         Associate Counsel of the Manager (September 1995 - July 1999).

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Katherine P. Feld, Assistant Secretary          Vice President and Senior Counsel of the Manager (since July 1999);
(since October 2001)                            an officer of other Oppenheimer funds; formerly a Vice President and
Age: 43                                         Associate Counsel of the Manager (June 1990 - July 1999).

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Kathleen T. Ives, Assistant Secretary           Vice President and Assistant Counsel of the Manager (since June
(since October 2001)                            1998); an officer of other Oppenheimer funds; formerly an Assistant
Age: 36                                         Vice President and Assistant Counsel of the Manager (August 1997 -
                                                June 1998); and Assistant Counsel of the Manager (August 1994-August
                                                1997).

----------------------------------------------- ----------------------------------------------------------------------

         |X|  Remuneration  of  Trustees.  The  officers  of the Fund are  affiliated  with the Manager and receive no salary or fee from the Fund. The Trustees  received the compensation  shown below. The compensation  from the Fund was paid during its fiscal year ended  October 31,  2001.  The table below also shows the total  compensation  from all of the Oppenheimer  funds listed above,  including the compensation  from the Fund, and from two other funds that are not
Oppenheimer  funds but for which the Fund's former  sub-advisor  acts as investment  advisor.  That amount  represents compensation received as a director, trustee, or member of a committee of the Board during the calendar year 2001.

--------------------------- ----------------------------------------------------------------------------------------

                            Aggregate Compensation        Retirement Benefits          Total Compensation
Trustee's Name              From Fund1                    Accrued as Part of Fund      From all Board III Funds
                                                          Expenses                     (10 Funds)2

--------------------------- ----------------------------------------------------------------------------------------
--------------------------- ----------------------------------------------------------------------------------------

Paul Y. Clinton4            $5,056                        $1,017                       $157,3263

--------------------------- ----------------------------------------------------------------------------------------
--------------------------- ----------------------------------------------------------------------------------------

Thomas W. Courtney4         $4,969                        $930                         $157,3263

--------------------------- ----------------------------------------------------------------------------------------
--------------------------- ----------------------------------------------------------------------------------------

Robert G. Galli3            $4,284                        $245                         $202,8863

--------------------------- ----------------------------------------------------------------------------------------
--------------------------- ----------------------------------------------------------------------------------------

Lacy B. Herrmann4           $5,348                        $1,309                       $157,3263

--------------------------- ----------------------------------------------------------------------------------------
--------------------------- ------------------------- --------------------------- ----------------------------

Brian Wruble5               $2,386                    $46                         $59,250

--------------------------- ------------------------- --------------------------- ----------------------------

1.       Aggregate  Compensation  includes fees and  retirement  plan benefits  accrued for a Trustee.  For the fiscal year ended 10/31/01.
2.       For the 2001 calendar year.
1.       Total compensation for the 2001 calendar year includes 3.     $105,760  compensation  received for serving as
     a Trustee or Director of 33 other Oppenheimer funds.
4.       Total compensation for the 2001 calendar year also includes $60,200 compensation paid by two funds (OCC
     Cash Reserve and OCC Accumulated Trust) for which the Sub-Advisor acts as the investment advisor.
5.       Elected to the board on 4/01/01

         |X|  Retirement  Plan for  Trustees.  The Fund has adopted a  retirement  plan that  provides for payments to retired  Trustees.  Payments are up to 80% of the average  compensation  paid during a Trustee's five years of service in which the  highest  compensation  was  received.  A Trustee  must serve as  Trustee  for any of the Board III Funds listed above for at least 15 years to be eligible for the maximum  payment.  Each Trustee's  retirement  benefits will depend on the amount of the  Trustee's  future  compensation  and  length of  service.  Therefore  the amount of those benefits  cannot be determined at this time, nor can we estimate the number of years of credited  service that will be used to determine those benefits.

         |X| Major  Shareholders.  As of February 1, 2002,  the only  persons who owned of record or were known by the
Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

         Charles Schwab & Co, Inc., Attn: Mutual Funds, 101 Montgomery Street, San Francisco,  California  94101-4122,
which owned for the benefit of its  customers  708,493.184  Class A shares  (representing  7.30% of the Class A shares then outstanding);

         Geohr J. Auerbach & D. Markowitz TR, 20 Dunham Mall, Suite 301,  Pittsfield,  MA 01201-6208,  which owned for the benefit of its customers 26,192.137 Class N shares (representing 37.80% of the Class N shares then outstanding);

         RPSS TR IRA,  635  Sunnyslope  Road,  Elm Grove,  WI  53122-2463,  which  owned for the  benefit of George J.
Ferguson 8,996.042 Class N shares (representing 12.98% of the Class N shares then outstanding);

         Sterling Trust Company TR, 1380 Lawrence  Street,  Suite 1400,  Denver,  CO  80204-2060,  which owned for the benefit of its customers 6,376.724 Class N shares (representing 9.20% of the Class N shares then outstanding);

         RPSS TR Rollover IRA, 215 Rose Street,  Irvine,  KY 40336-1144 which owned for the benefit of Columbus Bailey
4,264.720 Class N shares (representing 6.15% of the Class N shares then outstanding); and

         Health First Services Inc., Attn:  Misti Paulding,  4504 Boat Club Road, Suite 200, Fort Worth, TX 76135-2084
which owned for the benefit of its customers  3,762.819 Class N shares  (representing 5.43% of the Class N shares then outstanding).

The  Manager.  The  Manager is  wholly-owned  by  Oppenheimer  Acquisition  Corp.,  a holding  company  controlled  by
Massachusetts Mutual Life Insurance Company.

         |X| Code of Ethics The Fund,  the  Manager  and the  Distributor  have a Code of Ethics.  It is  designed  to detect and prevent improper personal trading by certain employees,  including portfolio  managers,  that would compete with or take advantage of the Fund's  portfolio  transactions.  Covered  persons include persons with knowledge of the investments  and  investment  intentions of the Fund and other funds  advised by the Manager.  The Code of Ethics does permit personnel  subject to the Code to invest in securities,  including  securities that may be purchased or held by the  Fund,  subject  to a number of  restrictions  and  controls.  Compliance  with the Code of  Ethics  is  carefully monitored and enforced by the Manager.

         The Code of Ethics  is an  exhibit  to the  Fund's  registration  statement  filed  with the  Securities  and
Exchange  Commission and can be reviewed and copied at the SEC's Public  Reference  Room in  Washington,  D.C. You can
obtain  information  about the hours of operation of the Public  Reference Room by calling the SEC at  1.202.942.8090.
The Code of Ethics can also be viewed as part of the Fund's  registration  statement  on the SEC's  EDGAR  database at the SEC's  Internet  website at  HTTP://WWW.SEC.GOV.  Copies may be  obtained,  after  paying a  duplicating  fee,  by
                                 ------------------
electronic request at the following E-mail address:  PUBLICINFO@SEC.GOV.,  or by writing to the SEC's Public Reference
                                                     -------------------
Section, Washington, D.C. 20549-0102.

         |X| The Investment  Advisory  Agreement.  The Manager provides investment advisory and management services to the Fund under an investment  advisory  agreement between the Manager and the Fund's parent Trust. The Manager selects securities for the Fund's portfolio and handles the Fund's  day-to-day  business.  The portfolio  managers of the Fund are employed by the Manager and are the persons who are  principally  responsible for the day to day management of the
Fund's  portfolio.  From November 22, 1995 to April 28, 2000,  pursuant to the terms of a Sub-Advisory  Agreement with the Manager,  OpCap Advisors acted as the Manager to the Fund and in such capacity selected  securities for the Fund's portfolio.

         The investment  advisory agreement between the Fund and the Manager requires the Manager,  at its expense, to provide the Fund with adequate  office space,  facilities and  equipment.  It also requires the Manager to provide and supervise the activities of all administrative  and clerical  personnel  required to provide effective  administration for the Fund.  Those  responsibilities  include  the  compilation  and  maintenance  of  records  with  respect to its operations,  the preparation  and filing of specified  reports,  and  composition of proxy materials and  registration statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly  assumed by the Manager under the advisory  agreement.  Expenses for the
Trust's three series are allocated to the series in proportion  to their net assets,  unless  allocations  of expenses can be made  directly to a series.  The advisory  agreement  lists  examples of expenses  paid by the Fund.  The major categories relate to calculation of the Fund's net asset values per share,  interest,  taxes,  brokerage  commissions, fees to certain  Trustees,  legal and audit  expenses,  custodian and transfer agent  expenses,  share issuance costs, certain printing and registration costs and non-recurring  expenses,  including  litigation costs. The management fees paid by the Fund to the Manager are  calculated  at the rates  described in the  Prospectus,  which are applied to the assets of the Fund as a whole.  The fees are  allocated to each class of shares based upon the relative  proportion of the Fund's net assets represented by that class.

------------------------------------------------------ ----------------------------------------------

                                                         Management Fees Paid to OppenheimerFunds,
                                                                           Inc.

              Fiscal Year ended 10/31:

------------------------------------------------------ ----------------------------------------------
------------------------------------------------------ ----------------------------------------------

                        1999                                            $2,901,782

------------------------------------------------------ ----------------------------------------------
------------------------------------------------------ ----------------------------------------------
                        2000                                            $2,480,877
------------------------------------------------------ ----------------------------------------------
------------------------------------------------------ ----------------------------------------------

                        2001                                            $2,752,474

------------------------------------------------------ ----------------------------------------------

         The  investment  advisory  agreement  states that in the  absence of willful  misfeasance,  bad faith,  gross negligence in the  performance of its duties or reckless  disregard of its obligations and duties under the investment advisory  agreement,  the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

         The agreement  permits the Manager to act as investment  advisor for any other  person,  firm or  corporation and to use the names  "Oppenheimer"  and "Quest for Value" in connection with other investment  companies for which it may act as investment  advisor or general  distributor.  If the Manager  shall no longer act as investment  advisor to the Fund, the Manager may withdraw the right of the Fund to use the names  "Oppenheimer"  or "Quest for Value" as part of its name.

              |X| Annual Approval of Investment Advisory Agreement. Each year, the Board of Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the Investment Advisory Agreement. The
Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

         The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

         The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o        The nature, cost, and quality of the services provided to the Fund and its shareholders;
o        The profitability of the Fund to the Manager;
o        The investment performance of the Fund in comparison to regular market indices
o        Economies of scale that may be available to the Fund from the Manager;
o        Fees paid by other mutual funds for similar services;
o        The value and quality of any other benefits or services received by the Fund from its relationship with the
                  Manager, and
o        The direct and indirect benefits the Manager received from its relationship with the Fund.  These include services provided by the General Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

         The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

         These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.  After deliberating, the Board determined that the addition of breakpoints to the management fee schedule was warranted.

         In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the
Agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage  Provisions of the  Investment  Advisory  Agreement.  One of the duties of the Manager under the  investment advisory  agreement is to arrange the portfolio  transactions for the Fund. The Fund's investment  advisory  agreement with the Manager  contain  provisions  relating to the  employment of  broker-dealers  to effect the Fund's  portfolio transactions.  The Manager is authorized by the advisory agreement to employ  broker-dealers,  including  "affiliated"
brokers,  as that term is defined in the Investment  Company Act. The Manager may employ  broker-dealers  that, in its best judgment based on all relevant factors,  will implement the policy of the Fund to obtain, at reasonable  expense, the "best execution" of the Fund's  portfolio  transactions.  "Best execution" means prompt and reliable  execution at the most favorable price obtainable.  The Manager need not seek competitive  concession bidding.  However, the Manager is expected to be aware of the current rates of eligible  brokers and to minimize the  concessions  paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

          The Manager may select brokers (other than affiliates) that provide  brokerage and/or research  services for the Fund and/or the other accounts over which the Manager or their respective  affiliates have investment  discretion.
The concessions paid to such brokers may be higher than another  qualified  broker would charge,  if the Manager makes a good faith  determination that the concession is fair and reasonable in relation to the services  provided.  Subject to those  considerations,  as a factor in selecting  brokers for the Fund's  portfolio  transactions,  the Manager may also  consider  sales of shares of the Fund and other  investment  companies  for which the  Manager  or an  affiliate serves as investment advisor.

Brokerage  Practices  Followed by the Manager.  Brokerage for the Fund is allocated  subject to the  provisions of the investment  advisory  agreement and the procedures  and rules  described  above.  Generally,  the Manager's  portfolio traders  allocate  brokerage based upon  recommendations  from the Fund's  portfolio  manager.  In certain  instances, portfolio  managers  may directly  place  trades and allocate  brokerage.  In either  case,  the  Manager's  executive officers supervise the allocation of brokerage.

Transactions  in  securities  other than those for which an  exchange is the primary  market are  generally  done with principals or market makers.  In  transactions on foreign  exchanges,  the Fund may be required to pay fixed brokerage concessions and therefore would not have the benefit of negotiated  concessions  available in U.S. markets.  Brokerage concessions are paid primarily for transactions in listed securities or for certain  fixed-income  agency transactions in the secondary  market.  Otherwise  brokerage  concessions are paid only if it appears likely that a better price or execution can be obtained by doing so.

Other funds  advised by the  Manager  have  investment  policies  similar to those of the Fund.  Those other funds may purchase  or sell the same  securities  as the Fund at the same time as the Fund,  which  could  affect the supply and price of the  securities.  If two or more funds  advised by the  Manager  purchase  the same  security on the same day from the same  dealer,  the  transactions  under  those  combined  orders are  averaged as to price and  allocated  in accordance with the purchase or sale orders actually placed for each account.

Most  purchases of debt  obligations  are principal  transactions  at net prices.  Instead of using a broker for those transactions,  the Fund normally  deals  directly with the selling or purchasing  principal or market maker unless the
Manager  determines  that a better price or execution can be obtained by using the services of a broker.  Purchases of portfolio  securities  from  underwriters  include a commission or concession  paid by the issuer to the  underwriter.
Purchases from dealers  include a spread between the bid and asked prices.  The Fund seeks to obtain prompt  execution of these orders at the most favorable net price.

The  investment  advisory  agreement  permits the Manager to allocate  brokerage for research  services.  The research services  provided by a particular  broker may be useful only to one or more of the  advisory  accounts of the Manager and its affiliates.  The investment  research  received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment  research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

Investment  research  services  include  information  and analysis on particular  companies and  industries as well as market or economic trends and portfolio strategy,  market quotations for portfolio  evaluations,  information systems, computer  hardware  and  similar  products  and  services.  If a  research  service  also  assists  the  Manager  in a non-research capacity (such as bookkeeping or other administrative  functions),  then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in concessions dollars.

The research services  provided by brokers broadens the scope and supplements the research  activities of the Manager.
That research  provides  additional  views and comparisons for  consideration,  and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's  portfolio or are being  considered for purchase.  The  Manager  provides  information  to the Board about the  concessions  paid to brokers  furnishing  such services,  together with the Manager's  representation  that the amount of such concessions was reasonably  related to the value or benefit of such services."

     ---------------------------------------------------- -------------------------------------------------------------

                     Fiscal Year Ended:                   Total Brokerage Commissions Paid by the Fund1

     ---------------------------------------------------- -------------------------------------------------------------
     ---------------------------------------------------- -------------------------------------------------------------

     ---------------------------------------------------- -------------------------------------------------------------
     ---------------------------------------------------- -------------------------------------------------------------
                          10/31/99                        $960,169
     ---------------------------------------------------- -------------------------------------------------------------
     ---------------------------------------------------- -------------------------------------------------------------

                          10/31/00                        $1,046,059

     ---------------------------------------------------- -------------------------------------------------------------
     ---------------------------------------------------- -------------------------------------------------------------

                          10/31/01                        $1,038,4402

     ---------------------------------------------------- -------------------------------------------------------------

1.       Amounts do not include spreads or commissions on principal transactions on a net trade basis.
2.       In the fiscal year ended 10/31/01,  the amount of transactions  directed to brokers for research services was
     $10,155,699 and the amount of the concessions paid to broker-dealers for those services was $25,096.

Distribution and Service Plans

The  Distributor.  Under its  General  Distributor's  Agreement  with the Trust,  the  Distributor  acts as the Fund's principal  underwriter in the continuous  public  offering of shares of the Fund's classes of shares.  The Distributor bears the  expenses  normally  attributable  to sales,  including  advertising  and the cost of  printing  and mailing prospectuses,  other than those  furnished  to existing  shareholders.  The  Distributor  is not  obligated  to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

The sales charges and concessions  paid to, or retained by, the Distributor  from the sale of shares during the Fund's three most recent  fiscal  years,  and the  contingent  deferred  sales  charges  retained by the  Distributor  on the redemption of shares for the most recent fiscal year are shown in the table below.

------------------------------------------------------- --------------------- ------------------ -------------------

                    Aggregate       Class A Front-End
 Fiscal Year     Front-End Sales      Sales Charges
 Ended 10/31:    Charges on Class      Retained by
                     A Shares          Distributor

------------------------------------------------------- --------------------- ------------------ -------------------
------------- ------------------ ------------------

    1999          $641,725           $152,193

------------- ------------------ ------------------
------------- ------------------ ------------------

    2000          $349,046            $93,524

------------- ------------------ ------------------
------------- ------------------ ------------------

    2001          $559,325           $154,880

------------- ------------------ ------------------
--------------- ------------------------- ------------------ ------------------- -------------------

 Fiscal Year     Concessions on Class A    Concessions on      Concessions on      Concessions on
 Ended 10/31:      Shares Advanced by      Class B Shares      Class C Shares      Class N Shares
                      Distributor1           Advanced by        Advanced by         Advanced by
                                            Distributor1        Distributor1        Distributor1

--------------- ------------------------- ------------------ ------------------- -------------------
--------------- ----------------------------------------------------------------------------------------------------

     1999            $147,940            $779,449             $67,942                N/A

--------------- ----------------------------------------------------------------------------------------------------
--------------- ----------------------------------------------------------------------------------------------------

     2000            $67,555             $438,019             $48,485                N/A

--------------- ----------------------------------------------------------------------------------------------------
--------------- ------------------------- ------------------ ------------------- -------------------

     2001               $79,900               $725,731            $73,490              $3,543

--------------- ------------------------- ------------------ ------------------- -------------------

1.       The  Distributor  advances  concession  payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

----------------- ----------------------------------------------------------------------------------------------------------

                   Class A Contingent Deferred      Class B Contingent Deferred      Class C Contingent Deferred                               Class N Contingent Deferred Sales Charges Retained by Distributor
  Fiscal Year       Sales Charges Retained by        Sales Charges Retained by        Sales Charges Retained by
  Ended 10/31              Distributor                      Distributor                      Distributor

----------------- ----------------------------------------------------------------------------------------------------------
----------------- ------------------------- -------------------------- ------------------------- ---------------------------

      2001                 $3,693                   $161,522                    $4,587                       $0

----------------- ------------------------- -------------------------- ------------------------- ---------------------------

Distribution  and Service  Plans.  The Fund has adopted  Distribution  and Service Plans for Class A, Class B, Class C
and Class N shares  under Rule 12b-1 of the  Investment  Company  Act.  Under  those  plans the Fund  compensates  the
Distributor for all or a portion of its costs incurred in connection  with the  distribution  and/or  servicing of the shares of the particular class.  Each plan has been approved by a vote of the Board of Trustees,  including a majority of the  Independent  Trustees,  cast in person at a meeting  called for the  purpose  of voting on that  plan,  and by shareholders of a majority of each class of shares of the Fund.

         Under the  plans,  the  Manager  and the  Distributor,  may make  payments  to  affiliates  and in their sole discretion,  from time to time,  may use their own  resources  (at no  direct  cost to the Fund) to make  payments  to brokers,  dealers or other financial  institutions  for  distribution and  administrative  services they perform.  The
Manager  may use its  profits  from the  advisory  fee it  receives  from the  Fund.  In their  sole  discretion,  the
Distributor  and the Manager may  increase or decrease  the amount of payments  they make from their own  resources to plan recipients.

         Unless a plan is terminated as described  below,  the plan  continues in effect from year to year but only if the Fund's Board of Trustees and its  Independent  Trustees  specifically  vote  annually to approve its  continuance.
Approval  must be by a vote cast in person at a meeting  called for the purpose of voting on  continuing  the plan.  A plan may be  terminated  at any time by the  vote of a  majority  of the  Independent  Trustees  or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

         The Board of Trustees  and the  Independent  Trustees  must  approve all material  amendments  to a plan.  An amendment to increase  materially the amount of payments to be made under a plan must be approved by  shareholders  of the class  affected by the  amendment.  Because Class B shares of the Fund  automatically  convert into Class A shares after six years,  the Fund must obtain the approval of both Class A and Class B shareholders  for a proposed  material amendment to the Class A plan that would  materially  increase  payments  under the plan.  That  approval must be by a
"majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

         While the plans are in effect,  the  Treasurer  of the Fund shall  provide  separate  written  reports on the plans to the Board of  Trustees  at least  quarterly  for its  review.  The  reports  shall  detail  the amount of all payments  made under a plan and the  purpose  for which the  payments  were made.  The reports on the Class B plan and
Class C plan shall also  include the  Distributor's  distribution  costs for that  quarter and such costs for previous fiscal  periods  that have been  carried  forward.  Those  reports  are  subject  to the review  and  approval  of the
Independent Trustees.

         Each plan states that while it is in effect,  the selection and  nomination of those Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the discretion of the Independent  Trustees.  This does not prevent  the  involvement  of others in the  selection  and  nomination  process as long as the final  decision  as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plans for a class,  no payment will be made to any  recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient  for itself and its  customers  does not exceed a minimum amount,  if any, that may be set from time to time by a majority of the Independent  Trustees.  The Board of
Trustees has set no minimum amount of assets to qualify for payments under the plans.

         |X| Service Plans.  Under the service  plans,  the  Distributor  currently uses the fees it receives from the
Fund to pay brokers,  dealers and other financial  institutions  (they are referred to as  "recipients")  for personal services and account  maintenance  services they provide for their customers who hold shares of a particular Class, A,
B,  C or N.  The  services  include,  among  others,  answering  customer  inquiries  about  the  Fund,  assisting  in establishing and maintaining  accounts in the Fund,  making the Fund's  investment plans available and providing other services at the request of the Fund or the  Distributor.  The service plans permit  compensation to the Distributor at a rate of up to 0.25% of  average  annual  net  assets  of the  applicable  class.  The Board has set the rate at that level.  While the plans permit the Board to authorize  payments to the  Distributor  to reimburse  itself for services under the plan,  the Board has not yet done so. The  Distributor  makes  payments to plan  recipients  quarterly at an annual rate not to exceed 0.25% of the average  annual net assets  consisting of shares of the  applicable  class held in the accounts of the recipients or their customers.

         |X| Service and Distribution  Plan Fees. Under each plan,  service fees and distribution fees are computed on the average of the net asset  value of shares in the  respective  class,  determined  as of the close of each  regular business day during the period.  The plans  compensate  the  Distributor  at a flat rate for its services and costs in distributing  shares and  servicing  accounts,  whether the  Distributor's  expenses are more or less than the amounts paid by the Fund under the plans during the period for which the fee is paid.  The types of services  that  recipients provide are similar to the services provided under the service plan described above.

         The plans permit the  Distributor  to retain both the  asset-based  sales  charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance.  However,  the Distributor  currently intends to pay the service fee to recipients in advance for the first year after the shares are  purchased.  After the first year shares are outstanding,  the Distributor makes service fee payments  quarterly on those shares. The advance payment is based on the net asset value of shares  sold.  Shares  purchased by exchange do not qualify for the advance service fee payment.  If shares are redeemed during the first year after their purchase,  the recipient of the service fees on those  shares will be  obligated to repay the  Distributor  a pro rata  portion of the advance  payment of the service fee made on those shares.

         Under the Class A plan, the Distributor pays the asset-based  sales charge to brokers,  dealers and financial institutions.  The  Distributor  retains the asset-based  sales charge on Class B and Class N shares.  The Distributor retains the asset-based  sales charge on Class C shares during the first year the shares are outstanding.  It pays the asset-based  sales charge it receives on Class C shares as an ongoing  commission  to the  recipient on Class C shares outstanding for a year or more. If a dealer has a special  agreement with the  Distributor,  the Distributor  will pay the Class B, Class C and/or Class N service fee and the  asset-based  sales charge to the dealer  quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

     The  asset-based  sales  charges on Class B, Class C and Class N shares allow  investors to buy shares  without a front-end  sales charge while  allowing the  Distributor to compensate  dealers that sell those shares.  The Fund pays the asset-based sales charges to the Distributor for its services  rendered in distributing  Class A, Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:
o        pays sales  commissions  to  authorized  brokers  and  dealers at the time of sale and pays  service  fees as described above,
o        may finance payment of sales  commissions  and/or the advance of the service fee payment to recipients  under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o        employs personnel to support distribution of shares, and
o        bears the costs of sales  literature,  advertising  and  prospectuses  (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

o        may not be able to  adequately  compensate  dealers  that sell  Class B,  Class C and Class N shares  without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives  payments under the plans  consistent  with the service fees and  asset-based  sales charges paid by other non-proprietary funds that change 12b-1 fees,
o        may use the payment  under the plan to include the Fund in various  third-party  distribution  programs  that may increase sales of Fund shares,
o        may experience  increased  difficulty  selling the Fund's shares if payments under the plan are  discontinued
     because most  competitor  funds have plans that pay dealers for rendering  distribution  services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue  providing,  at the same or at lesser cost, the same quality  distribution  sales efforts and  services,  or to obtain such  services  from brokers and dealers,  if the plan  payments  were to be discontinued.

When Class B, Class C or Class N shares are sold  without the  designation  of a  broker-dealer,  the  Distributor  is automatically  designated as the broker-dealer of record. In those cases, the Distributor  retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

 --------------------------------------------------------------------------------------------------------------------

                     Distribution Fees Paid to the Distributor in the Fiscal Year Ended 10/31/01

 --------------------------------------------------------------------------------------------------------------------
 ------------------- --------------------- ------------------------ ------------------------ -------------------------
 Class:              Total Payments        Amount Retained by       Distributor's            Distributor's
                     Under Plan1           Distributor              Aggregate Unreimbursed   Unreimbursed Expenses
                                                                    Expenses Under Plan      as % of Net Assets of
                                                                                             Class
 ------------------- --------------------- ------------------------ ------------------------ -------------------------
 ------------------- --------------------- ------------------------ ------------------------ -------------------------

 Class A Plan        $664,116              $96,451                  N/A                                N/A

 ------------------- --------------------- ------------------------ ------------------------ -------------------------
 ------------------- --------------------- ------------------------ ------------------------ -------------------------

 Class B Plan        $881,672              $695,603                 $2,077,469                        2.18%

 ------------------- --------------------- ------------------------ ------------------------ -------------------------
 ------------------- --------------------- ------------------------ ------------------------ -------------------------

 Class C Plan        $241,123              $54,236                  $404,667                          1.52%

 ------------------- --------------------- ------------------------ ------------------------ -------------------------
 ------------------- --------------------- ------------------------ ------------------------ -------------------------

 Class N             $352                  $297                     $6,169                            1.51%
 Plan

 ------------------- --------------------- ------------------------ ------------------------ -------------------------

1.  Includes amounts paid to an affiliate of the Distributor's parent company:  $25,477 (Class A), $10,605 (Class B)
and $3,402 (Class C), $0 (Class N).

         All  payments  under the plans are subject to the  limitations  imposed by the Conduct  Rules of the National
Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of  Performance  Terminology.  The Fund uses a variety of terms to illustrate its investment  performance.
Those terms include  "cumulative  total return,"  "average  annual total return,"  "average annual total return at net asset value" and "total return at net asset value." An  explanation  of how total returns are  calculated is set forth below.  The charts  below show the Fund's  performance  as of the Fund's most recent  fiscal year end.  You can obtain current  performance  information  by  calling  the  Fund's  Transfer  Agent  at  1.800.525.7048  or by  visiting  the
OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

         The Fund's  illustrations of its performance data in advertisements  must comply with rules of the Securities and  Exchange  Commission.  Those rules  describe the types of  performance  data that may be used and how it is to be calculated.  In general,  any  advertisement by the Fund of its performance data must include the average annual total returns for the advertised  class of shares of the Fund.  Those returns must be shown for the 1, 5 and 10-year periods
(or the life of the class,  if less) ending as of the most recently  ended calendar  quarter prior to the  publication of the advertisement (or its submission for publication).

         Use of  standardized  performance  calculations  enable an investor to compare the Fund's  performance to the performance of other funds for the same periods.  However,  a number of factors should be considered  before using the
Fund's performance information as a basis for comparison with other investments:

         ? Total returns  measure the  performance of a hypothetical  account in the Fund over various  periods and do not show the  performance  of each  shareholder's  account.  Your  account's  performance  will  vary  from the  model performance  data if your  dividends are received in cash, or you buy or sell shares during the period,  or you bought your shares at a different time and price than the shares used in the model.
         ? The  Fund's  performance  returns  do not  reflect  the  effect of taxes on  dividends  and  capital  gains distributions.
         ? An investment in the Fund is not insured by the FDIC or any other government agency.
         ? The principal  value of the Fund's shares and total returns are not  guaranteed and normally will fluctuate on a daily basis.
         ? When an investor's shares are redeemed, they may be worth more or less than their original cost.
         ? Total  returns for any given past period  represent  historical  performance  information  and are not, and should not be considered, a prediction of future returns.

         The  performance  of each  class of shares is shown  separately,  because  the  performance  of each class of shares will usually be  different.  That is because of the  different  kinds of expenses  each class bears.  The total returns  of each  class  of  shares  of the Fund  are  affected  by  market  conditions,  the  quality  of the  Fund's investments,  the maturity of debt  investments,  the types of investments the Fund holds, and its operating  expenses that are allocated to the particular class.

         |X|  Total  Return  Information.  There  are  different  types of  "total  returns"  to  measure  the  Fund's performance.  Total  return  is the  change in value of a  hypothetical  investment  in the Fund over a given  period, assuming  that all  dividends  and capital  gains  distributions  are  reinvested  in  additional  shares and that the investment  is redeemed at the end of the period.  Because of  differences  in expenses for each class of shares,  the total returns for each class are separately  measured.  The cumulative  total return measures the change in value over the entire period (for example,  ten years).  An average annual total return shows the average rate of return for each year in a period that would  produce the  cumulative  total return over the entire  period.  However,  average  annual total returns do not show actual  year-by-year  performance.  The Fund uses  standardized  calculations  for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating  total returns for Class A shares,  the current maximum sales charge of 5.75% (as a percentage of the  offering  price) is deducted  from the initial  investment  ("P")  (unless the return is shown  without  sales charge,  as described  below).  For Class B shares,  payment of the  applicable  contingent  deferred  sales charge is applied,  depending  on the period for which the return is shown:  5.0% in the first  year,  4.0% in the second  year,
3.0% in the third and fourth years,  2.0% in the fifth year, 1.0% in the sixth year and none  thereafter.  For Class C shares,  the 1% contingent  deferred sales charge is deducted for returns for the 1-year  period.  For Class N shares, the 1% contingent deferred sales charge is deducted for returns for the life-of-class periods as applicable.

                  |_| Average  Annual  Total  Return.  The "average  annual total  return" of each class is an average annual  compounded  rate of return for each year in a  specified  number of years.  It is the rate of return  based on the change in value of a  hypothetical  initial  investment of $1,000 ("P" in the formula  below) held for a number of years  ("n" in the  formula)  to  achieve  an Ending  Redeemable  Value  ("ERV" in the  formula)  of that  investment, according to the following formula:

                                                   ERV - 1 = AVERAGE ANNUAL TOTAL RETURN
                                                  -----
                                                    P

                  |_|  Cumulative  Total Return.  The  "cumulative  total return"  calculation  measures the change in value of a hypothetical  investment of $1,000 over an entire period of years.  Its  calculation  uses some of the same factors as average  annual total  return,  but it does not average the rate of return on an annual  basis.  Cumulative total return is determined as follows:

                                                   ERV - P = TOTAL RETURN
                                                  --------
                                                       P

                  |_| Total  Returns at Net Asset  Value.  From time to time the Fund may also quote a  cumulative  or an average annual total return "at net asset value"  (without  deducting  sales charges) for Class A, Class B, Class C or Class N shares.  Each is based on the  difference  in net asset value per share at the beginning and the end of the period for a hypothetical  investment in that class of shares (without  considering  front-end or contingent  deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

----------------------------------------------------------------------------------------------------------------------

                               The Fund's Total Returns for the Periods Ended 10/31/01

----------------------------------------------------------------------------------------------------------------------
-------------- -------------------------- -----------------------------------------------------------------------------
               Cumulative Total Returns                           Average Annual Total Returns
                 (10 years or Life of
Class      of           Class)
Shares
-------------- -------------------------- -----------------------------------------------------------------------------
-------------- -------------------------- ------------------------- ------------------------- -------------------------
                                                                             5-Year                   10-Year
                                                   1-Year              (or life-of-class)        (or life-of-class)
-------------- -------------------------- ------------------------- ------------------------- -------------------------
-------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
               After Sales     Without       After       Without       After       Without       After       Without
                  Charge        Sales        Sales        Sales        Sales        Sales        Sales        Sales
                               Charge       Charge       Charge       Charge       Charge       Charge       Charge
-------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- --------------------------------------------------------------------------------------------------------

Class A1         142.35%      157.13%      -8.60%       -3.02%        5.51%        6.77%        9.26%        9.90%

-------------- --------------------------------------------------------------------------------------------------------
-------------- --------------------------------------------------------------------------------------------------------

Class B2         76.44%       76.44%       -8.16%       -3.60%        5.89%        6.20%        7.20%        7.20%

-------------- --------------------------------------------------------------------------------------------------------
-------------- --------------------------------------------------------------------------------------------------------

Class C3         74.37%       74.37%       -4.52%       -3.61%        6.21%        6.21%        7.05%        7.05%

-------------- --------------------------------------------------------------------------------------------------------
-------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class N4          -1.35%       -0.36%         N/A          N/A          N/A          N/A          N/A          N/A

-------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------

1. Inception of Class A:   1/3/89
2. Inception of Class B:   9/1/93
3. Inception of Class C:   9/1/93
4. Inception of Class N:   3/01/01

Other  Performance  Comparisons.  The Fund compares its performance  annually to that of an appropriate  broadly-based market index in its Annual Report to  shareholders.  You can obtain that  information by contacting the Transfer Agent at the addresses or telephone  numbers shown on the cover of this  Statement of Additional  Information.  The Fund may also compare its  performance  to that of other  investments,  including  other mutual  funds,  or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |X| Lipper  Rankings.  From time to time the Fund may publish the ranking of the  performance  of its classes of shares by Lipper,  Inc.  ("Lipper").  Lipper is a  widely-recognized  independent  mutual fund monitoring  service.
Lipper monitors the performance of regulated  investment  companies,  including the Fund, and ranks their  performance for various periods based on stated fund  classifications.  Lipper currently ranks the Fund's performance  against all other  small-cap  value  funds.  The  Lipper  performance  rankings  are  based  on total  returns  that  include  the reinvestment  of  capital  gain  distributions  and  income  dividends  but do not take  sales  charges  or taxes into consideration.

         |X|  Morningstar  Rankings.  From time to time the Fund may  publish  the  ranking  and/or star rating of the performance  of its  classes  of  shares  by  Morningstar,  Inc.,  an  independent  mutual  fund  monitoring  service.
Morningstar  ranks mutual funds in broad  investment  categories:  domestic  stock funds,  international  stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among domestic stock funds.

         Morningstar  proprietary star rankings reflect  historical  risk-adjusted  total investment  return. For each fund  with at least a  three-year  history,  Morningstar  calculates  a  Morningstar  RatingTM  metric  each  month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's  load-adjusted  return for the same period,  and then  adjusting  this excess  return for risk.  The top 10% of funds in each broad asset  class  receive 5 stars,  the next 22.5%  receive 4 stars,  the next 35% receive 3 stars,  the next 22.5% receive 2 stars and the bottom 10% receive
1 star.  The Overall  Morningstar  Rating for a fund is derived  from a weighted  average of the  performance  figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics.

         The Fund may also compare its  performance to that of other funds in its  Morningstar  category.  In addition to its star rankings,  Morningstar  also categorizes and compares a fund's 3-year  performance  based on Morningstar's classification  of the fund's  investments  and  investment  style,  rather  than how a fund  defines  its  investment objective.  Morningstar's four broad categories  (domestic equity,  international  equity,  municipal bond and taxable bond) are each  further  subdivided  into  categories  based on types of  investments  and  investment  styles.  Those comparisons  by  Morningstar  are based on the same  risk and  return  measurements  as its star  rankings  but do not consider the effect of sales charges.

         |X|  Performance  Rankings and  Comparisons  by Other Entities and  Publications.  From time to time the Fund may include in its  advertisements  and sales literature  performance  information  about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal,  Barron's,  or similar  publications.  That information may include performance quotations from other sources,  including Lipper and Morningstar.  The performance of the Fund's  classes of shares may be compared in  publications  to the  performance  of various  market  indices or other  investments,  and  averages,  performance  rankings  or other  benchmarks  prepared by  recognized  mutual fund statistical services.

         Investors  may also wish to compare the  returns on the Fund's  share  classes to the return on  fixed-income
investments  available  from  banks  and  thrift  institutions.   Those  include  certificates  of  deposit,  ordinary
interest-paying  checking and savings accounts,  and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.  However,  the Fund's returns and share price are not guaranteed or insured by the
FDIC or any other agency and will fluctuate  daily,  while bank depository  obligations may be insured by the FDIC and may provide  fixed rates of return.  Repayment of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

         From time to time,  the Fund may publish  rankings or ratings of the  Manager or Transfer  Agent,  and of the investor services provided by them to shareholders of the Oppenheimer  funds,  other than performance  rankings of the
Oppenheimer  funds  themselves.  Those ratings or rankings of shareholder  and investor  services by third parties may include  comparisons  of their  services to those  provided by other  mutual fund  families  selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking service itself,  using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example:
o        information  about the  performance  of  certain  securities  or  commodities  markets or  segments  of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the  earnings of  companies  included in segments of  particular  industries,  sectors,  securities  markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information  relating  to the  gross  national  or gross  domestic  product  of the  United  States  or other countries or regions,
o        comparisons of various market sectors or indices to demonstrate  performance,  risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional  information  is presented  below about the methods that can be used to buy shares of the Fund.  Appendix C contains more information  about the special sales charge  arrangements  offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are  purchased  through  AccountLink,  each  purchase  must be at least $25.  Shares will be purchased on the regular  business day the Distributor is instructed to initiate the Automated  Clearing House ("ACH")
transfer to buy the shares.  Dividends will begin to accrue on shares  purchased with the proceeds of ACH transfers on the business day the Fund receives  Federal Funds for the purchase  through the ACH system before the close of The New
York Stock  Exchange.  The Exchange  normally  closes at 4:00 P.M.,  but may close earlier on certain days. If Federal
Funds are  received on a business day after the close of the  Exchange,  the shares will be  purchased  and  dividends will begin to accrue on the next regular  business  day. The proceeds of ACH  transfers  are normally  received by the
Fund 3 days after the transfers are initiated.  The  Distributor  and the Fund are not  responsible  for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced  Sales  Charges.  As  discussed  in the  Prospectus,  a reduced  sales charge rate may be obtained for Class A shares under Right of  Accumulation  and Letters of Intent  because of the economies of sales efforts and reduction in expenses  realized by the  Distributor,  dealers and brokers making such sales.  No sales charge is imposed in certain other  circumstances  described in Appendix C to this Statement of Additional  Information  because the Distributor or dealer or broker incurs little or no selling expenses.

|X|      Right of Accumulation.  To qualify for the lower sales charge rates that apply to larger purchases of Class
A shares, you and your spouse can add together:
o        Class A and Class B shares you purchase for your individual accounts (including IRAs and 403(b) plans), or
                                                                                                                -

                  for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and

o        Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o        Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust,  estate or other fiduciary account  (including one or more employee benefit plans of the same employer) that has multiple  accounts.  The Distributor will add the value, at current  offering  price, of the shares you previously  purchased and currently own to the value of current  purchases to determine the sales charge rate that applies.  The reduced sales charge will apply only to current  purchases.  You must request it when you buy shares.

         |X| The Oppenheimer  Funds.  The Oppenheimer  funds are those mutual funds for which the Distributor  acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                                         Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                         Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                              Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Concentrated Growth Fund                          Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Convertible Securities Fund                       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Real Asset Fund
Oppenheimer Discovery Fund                                    Oppenheimer Rochester National Municipals
Oppenheimer Emerging Growth Fund                              Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Special Value Fund
Oppenheimer Europe Fund                                       Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                                       Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund                   Oppenheimer Trinity Core Fund
Oppenheimer Gold & Special Minerals Fund                  Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Growth Fund                                       Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund                                   Oppenheimer U.S. Government Trust
Oppenheimer Intermediate Municipal Fund                       Oppenheimer Value Fund
Oppenheimer International Bond Fund                           Limited-Term New York Municipal Fund
Oppenheimer International Growth Fund                         Rochester Fund Municipals
Oppenheimer International Small Company Fund                  OSM1- Gartmore Millennium Growth Fund
Oppenheimer Limited Term Government Fund                      OSM1 - Jennison Growth Fund
Oppenheimer Main Street Growth & Income Fund              OSM1 - Mercury Advisors S&P 500 Index
Oppenheimer Main Street Opportunity Fund                      OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer Main Street Small Cap Fund                        OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                                       OSM1 - Salomon Brothers Capital Fund
Oppenheimer Multiple Strategies Fund
And the following money market funds:

Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust                                   Oppenheimer Cash Reserves
Centennial Money Market Trust                                 Oppenheimer Money Market Fund, Inc.

1 - "OSM" stands for Oppenheimer Select Managers

         There is an initial  sales charge on the purchase of Class A shares of each of the  Oppenheimer  funds except the  money  market  funds.  Under  certain  circumstances  described  in this  Statement  of  Additional  Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

         |X|  Letters  of  Intent.  Under a Letter of Intent,  if you  purchase  Class A shares or Class A and Class B shares of the Fund and other  Oppenheimer  funds during a 13-month  period,  you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your intended  purchases of both Class A and Class B shares will  determine  the reduced  sales charge rate for the Class A shares  purchased  during that period.  You can include purchases made up to 90 days before the date of the Letter.

         A Letter of Intent is an  investor's  statement in writing to the  Distributor  of the  intention to purchase
Class A shares or Class A and Class B shares of the Fund (and other  Oppenheimer  funds) during a 13-month period (the
"Letter of Intent  period").  At the investor's  request,  this may include  purchases made up to 90 days prior to the date of the Letter.  The Letter states the  investor's  intention to make the aggregate  amount of purchases of shares which,  when added to the investor's  holdings of shares of those funds,  will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or  distributions  of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter  enables an  investor to count the Class A and Class B shares  purchased  under the Letter to obtain the reduced  sales charge rate on purchases of Class A shares of the Fund (and other  Oppenheimer  funds) that applies under the Right of  Accumulation  to current  purchases of Class A shares.  Each  purchase of Class A shares under the
Letter will be made at the offering price  (including the sales charge) that applies to a single lump-sum  purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter,  the investor  makes no commitment to purchase  shares.  However,  if the  investor's purchases  of shares  within  the  Letter of  Intent  period,  when  added to the  value  (at  offering  price) of the investor's  holdings of shares on the last day of that period,  do not equal or exceed the intended  purchase  amount, the  investor  agrees to pay the  additional  amount of sales  charge  applicable  to such  purchases.  That amount is described  in "Terms of  Escrow,"  below  (those  terms may be  amended  by the  Distributor  from time to time).  The investor  agrees  that  shares  equal in value to 5% of the  intended  purchase  amount  will be held in escrow by the
Transfer Agent subject to the Terms of Escrow.  Also, the investor  agrees to be bound by the terms of the Prospectus, this  Statement  of  Additional  Information  and the  Application  used for a Letter of  Intent.  If those  terms are amended,  as they may be from time to time by the Fund, the investor  agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

         If the total  eligible  purchases made during the Letter of Intent period do not equal or exceed the intended purchase  amount,  the  commissions  previously  paid to the dealer of record for the  account and the amount of sales charge  retained by the  Distributor  will be adjusted to the rates  applicable  to actual total  purchases.  If total eligible  purchases  during the Letter of Intent  period  exceed the  intended  purchase  amount and exceed the amount needed to qualify for the next sales charge rate  reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the  Distributor the excess of the amount of  commissions  allowed or paid to the dealer over the amount of  commissions  that apply to the  actual  amount of  purchases.  The  excess  commissions  returned  to the  Distributor  will be used to  purchase additional  shares  for the  investor's  account  at the net  asset  value  per  share in  effect  on the date of such purchase, promptly after the Distributor's receipt thereof.

         The Transfer  Agent will not hold shares in escrow for purchases of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype 401(k) plans under a Letter of Intent.  If the intended  purchase amount under a
Letter of Intent  entered into by an  OppenheimerFunds  prototype  401(k) plan is not purchased by the plan by the end of the Letter of Intent period,  there will be no adjustment of  commissions  paid to the  broker-dealer  or financial institution of record for accounts held in the name of that plan.

         In determining  the total amount of purchases made under a Letter,  shares  redeemed by the investor prior to the  termination  of the Letter of Intent period will be deducted.  It is the  responsibility  of the dealer of record and/or the  investor  to advise the  Distributor  about the Letter in placing  any  purchase  orders for the  investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         |X| Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial  purchase (or subsequent  purchases if necessary) made pursuant to a Letter,  shares of the Fund equal in value up to 5% of the intended  purchase  amount  specified in the Letter shall be held in escrow by the Transfer Agent.  For example,  if the intended  purchase  amount is $50,000,  the escrow shall be shares valued in the amount of $2,500  (computed at the offering  price  adjusted for a $50,000  purchase).  Any  dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment  specified under the Letter is completed within the thirteen-month  Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the  thirteen-month  Letter of Intent period the total purchases  pursuant to the Letter are less than the intended  purchase  amount  specified in the Letter,  the investor must remit to the  Distributor an amount  equal to the  difference  between the dollar  amount of sales  charges  actually  paid and the amount of sales charges  which would have been paid if the total amount  purchased  had been made at a single time.  That sales charge adjustment  will apply to any shares  redeemed  prior to the  completion  of the Letter.  If the  difference  in sales charges is not paid within  twenty days after a request from the  Distributor  or the dealer,  the  Distributor  will, within sixty days of the  expiration  of the Letter,  redeem the number of escrowed  shares  necessary to realize such difference  in sales  charges.  Full and  fractional  shares  remaining  after such  redemption  will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge,  the sales charge will be withheld from the redemption proceeds.

         4. By  signing  the  Letter,  the  investor  irrevocably  constitutes  and  appoints  the  Transfer  Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The  shares  eligible  for  purchase  under the Letter  (or the  holding  of which may be  counted  toward completion of a Letter) include:
         (a) Class A shares sold with a  front-end  sales  charge or subject to a Class A  contingent  deferred  sales charge,
         (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
         (c)  Class A or Class B shares  acquired  by  exchange  of  either  (1)  Class A shares  of one of the  other
Oppenheimer  funds that were acquired subject to a Class A initial or contingent  deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow  hereunder  will  automatically  be exchanged for shares of another fund to which an exchange is  requested,  as  described  in the section of the  Prospectus  entitled  "How to Exchange  Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares  directly from a bank account,  you must enclose a check  (minimum  $25) for the initial  purchase  with your  application.  Shares  purchased  by Asset  Builder  Plan payments  from bank  accounts  are  subject to the  redemption  restrictions  for recent  purchases  described  in the
Prospectus.  Asset Builder Plans also enable  shareholders  of Oppenheimer  Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make  payments  from your bank  account to  purchase  shares of the Fund,  your bank  account  will be automatically  debited,  normally  four  to  five  business  days  prior  to  the  investment  dates  selected  in the
Application.  Neither  the  Distributor,  the  Transfer  Agent nor the Fund  shall be  responsible  for any  delays in purchasing shares resulting from delays in ACH transmissions.

         Before  initiating Asset Builder  payments,  obtain a prospectus of the selected fund(s) from the Distributor or your financial  advisor and request an application from the  Distributor,  complete it and return it. The amount of the Asset Builder  investment may be changed or the automatic  investments may be terminated at any time by writing to the Transfer  Agent.  The Transfer Agent requires a reasonable  period  (approximately  15 days) after receipt of such instructions to implement them. The Fund reserves the right to amend,  suspend, or discontinue  offering Asset Builder plans at any time without prior notice.

Retirement  Plans.  Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates,  as described in Appendix C to this  Statement of  Additional  Information.  Certain special sales charge  arrangements  described in that Appendix apply to retirement  plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith,  Inc.  ("Merrill  Lynch") or an independent  record keeper that has a contract or special  arrangement  with Merrill  Lynch.  If on the date the plan  sponsor  signed the
Merrill  Lynch  record  keeping  service  agreement  the plan has less than $3 million in assets  (other  than  assets invested in money market funds) invested in applicable  investments,  then the retirement plan may purchase only Class
B shares of the Oppenheimer  funds.  Any retirement  plans in that category that currently invest in Class B shares of the  Fund  will  have  their  Class B shares  converted  to Class A shares  of the  Fund  when the  plan's  applicable investments reach $5 million.

Cancellation of Purchase Orders.  Cancellation of purchase orders for the Fund's shares (for example,  when a purchase check is returned to the Fund unpaid)  causes a loss to be incurred  when the net asset value of the Fund's  shares on the  cancellation  date is less than on the purchase date.  That loss is equal to the amount of the decline in the net asset value per share  multiplied by the number of shares in the purchase order.  The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss,  the  Distributor  will do so. The Fund may reimburse the Distributor for that amount by redeeming  shares from any account  registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund  represents an interest in the same  portfolio of  investments of the Fund.  However,  each class has different  shareholder  privileges and features.  The net income attributable to a class of shares and the dividends  payable on a class of shares will be reduced by  incremental  expenses borne solely by that class.  Those expenses  include the  asset-based  sales charges to which Class A, Class B, Class C and Class N are subject.

         The  availability  of  different  classes of shares  permits an investor  to choose the method of  purchasing shares that is more  appropriate for the investor.  That may depend on the amount of the purchase,  the length of time the investor  expects to hold shares,  and other relevant  circumstances.  Class A shares normally are sold subject to an initial  sales charge.  While Class B, Class C and Class N shares have no initial sales charge,  the purpose of the deferred sales charge and  asset-based  sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares to compensate the Distributor and brokers,  dealers and financial  institutions that sell shares of the Fund. A salesperson who is entitled to receive  compensation  from his or her firm for selling
Fund shares may receive different levels of compensation for selling one class of shares rather than another.

         The  Distributor  will not  accept  any  order in the  amount  of  $500,000  or more for Class B shares or $1 million or more for Class C shares on behalf of a single  investor  (not  including  dealer  "street  name" or omnibus accounts).  That is because  generally it will be more  advantageous  for that investor to purchase  Class A shares of the Fund.

         |X| Class A Shares  Subject to a Contingent  Deferred  Sales Charge.  For purchases of Class A shares subject to a  contingent  deferred  sales  charge as described in the  Prospectus,  no sales  concessions  will be paid to the broker-dealer  of record,  as described in the  Prospectus,  on sales of Class A shares  purchased with the redemption proceeds of shares of another mutual fund offered as an investment  option in a retirement  plan in which  Oppenheimer funds are also  offered as  investment  options  under a special  arrangement  with the  Distributor,  if the purchase occurs  more  than  30 days  after  the  Oppenheimer  funds  are  added  as an  investment  option  under  that  plan.
Additionally,  that  concession  will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

         |X| Class B Conversion.  Under current  interpretations  of applicable federal income tax law by the Internal
Revenue  Service,  the  conversion  of Class B shares to Class A shares  after six years is not  treated  as a taxable event for the  shareholder.  If those  laws or the IRS  interpretation  of those laws  should  change,  the  automatic conversion  feature may be suspended.  In that event, no further  conversions of Class B shares would occur while that suspension  remained in effect.  Although  Class B shares could then be  exchanged  for Class A shares on the basis of relative net asset value of the two classes,  without the  imposition of a sales charge or fee,  such  exchange  could constitute  a taxable  event for the  shareholder,  and absent  such  exchange,  Class B shares  might  continue to be subject to the asset-based sales charge for longer than six years.

         |X| Availability of Class N Shares. to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

              The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or
                  Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o        on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

         |X| Allocation of Expenses.  The Fund pays expenses related to its daily operations,  such as custodian fees,
Trustees'  fees,  transfer  agency fees,  legal fees and  auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by shareholders.  However,  those expenses reduce the net asset value of shares,  and therefore are indirectly borne by shareholders through their investment.

         The  methodology  for  calculating  the net asset  value,  dividends  and  distributions  of the Fund's share classes  recognizes  two types of expenses.  General  expenses that do not pertain  specifically  to any one class are allocated  pro rata to the shares of all  classes.  The  allocation  is based on the  percentage  of the Fund's  total assets that is  represented  by the assets of each class,  and then equally to each  outstanding  share within a given class. Such general expenses include  management fees, legal,  bookkeeping and audit fees,  printing and mailing costs of  shareholder  reports,  Prospectuses,  Statements  of  Additional  Information  and  other  materials  for  current shareholders,  fees to unaffiliated  Trustees,  custodian  expenses,  share issuance costs,  organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses,  such as litigation costs.

         Other  expenses  that  are  directly  attributable  to a  particular  class  are  allocated  equally  to each outstanding  share within that class.  Examples of such expenses  include  distribution and service plan (12b-1) fees, transfer and shareholder  servicing  agent fees and expenses,  and  shareholder  meeting  expenses (to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset  Values Per Share.  The net asset values per share of each class of shares of the Fund are determined  as of the close of business  of The New York Stock  Exchange  on each day that the  Exchange is open.  The calculation  is done by dividing  the value of the Fund's net assets  attributable  to a class by the number of shares of that class that are  outstanding.  The Exchange  normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather  emergencies or on days falling before a holiday).  The Exchange's most  recent  annual  announcement  (which  is  subject  to  change)  states  that it will  close on New  Year's  Day,
Presidents' Day, Martin Luther King, Jr. Day, Good Friday,  Memorial Day,  Independence  Day, Labor Day,  Thanksgiving
Day and Christmas Day. It may also close on other days.

         Dealers other than Exchange  members may conduct trading in certain  securities on days on which the Exchange is closed  (including  weekends and U.S.  holidays) or after 4:00 P.M. on a regular  business day.  Because the Fund's net asset values will not be calculated on those days,  and the Fund's values of some of the portfolio  securities may change  significantly  on those days when  shareholders  may not purchase or redeem shares.  Additionally,  trading on
European and Asian stock  exchanges and  over-the-counter  markets  normally is completed  before the close of The New
York Stock Exchange.

         Changes in the values of securities  traded on foreign  exchanges or markets as a result of events that occur after the prices of those  securities are determined,  but before the close of The New York Stock  Exchange,  will not be reflected in the Fund's  calculation of its net asset values that day unless the Manager  determines that the event is likely to effect a material  change in the value of the  security.  If such  determination  is made,  the  Manager, acting through an internal  valuation  committee,  will  establish a valuation for such security  subject to approval, ratification and confirmation by the Board at its next ensuing meeting.

         |X| Securities  Valuation.  The Fund's Board of Trustees has established  procedures for the valuation of the
Fund's securities. In general those procedures are as follows:

         ? Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:
(1) if last sale information is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2) if last sale  information  is not available on a valuation  date,  they are valued at the last reported sale price preceding  the  valuation  date if it is within the spread of the closing  "bid" and "asked"  prices on the  valuation date or, if not, at the closing "bid" price on the valuation date.
         ? Equity  securities  traded on a foreign  securities  exchange  generally are valued in one of the following ways:
         (1) at the last sale price available to the pricing service approved by the Board of Trustees,
         (2) at the last sale price  obtained by the Manager from the report of the  principal  the security is traded at its last trading session on or immediately before the valuation date, or
         (3) at the mean  between the "bid" and  "asked"  prices  obtained  from the  principal  exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
         ? Long-term  debt  securities  having a remaining  maturity in excess of 60 days are valued based on the mean between  the "bid" and "asked"  prices  determined  by a portfolio  pricing  service  approved by the Fund's  Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
         ? The  following  securities  are valued at the mean  between the "bid" and "asked"  prices  determined  by a pricing  service  approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the  security on the basis of  reasonable  inquiry:  (1) debt  instruments  that have a maturity of more than 397 days when issued,  (2) debt instruments  that had a maturity of 397 days or less when issued and have a remaining  maturity of more than 60 days, and (3) non-money  market debt  instruments  that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
         ? The  following  securities  are valued at cost,  adjusted for  amortization  of premiums  and  accretion of discounts:
         (1) money market debt  securities  held by a non-money  market fund that had a maturity of less than 397 days when issued  that have a remaining  maturity  of 60 days or less,  and (2) debt  instruments  held by a money market fund that have a remaining maturity of 397 days or less.
         ? Securities (including  restricted  securities) not having readily available market quotations are valued at fair value  determined under the Board's  procedures.  If the Manager is unable to locate two market makers willing to give quotes,  a security may be priced at the mean between the "bid" and "asked"  prices  provided by a single  active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the  case  of  U.S.  government  securities,  mortgage-backed  securities,  corporate  bonds  and  foreign government  securities,  when last sale information is not generally  available,  the Manager may use pricing services approved by the Board of Trustees.  The pricing  service may use  "matrix"  comparisons  to the prices for  comparable instruments  on the basis of quality,  yield,  and  maturity.  Other  special  factors  may be  involved  (such as the tax-exempt  status of the  interest  paid by  municipal  securities).  The Manager  will  monitor the  accuracy of the pricing  services.  That monitoring may include  comparing prices used for portfolio  valuation to actual sales prices of selected securities.

         The closing prices in the London foreign  exchange  market on a particular  business day that are provided to the Manager by a bank,  dealer or pricing  service  that the Manager has  determined  to be reliable are used to value foreign  currency,  including  forward  contracts,  and to convert to U.S. dollars  securities that are denominated in foreign currency.

         Puts,  calls,  and  futures  are valued at the last sale price on the  principal  exchange  on which they are traded or on NASDAQ,  as applicable,  as determined by a pricing  service  approved by the Board of Trustees or by the
Manager.  If there were no sales that day,  they shall be valued at the last sale price on the  preceding  trading day if it is within the spread of the  closing  "bid" and  "asked"  prices on the  principal  exchange or on NASDAQ on the valuation  date.  If not,  the value  shall be the  closing  bid price on the  principal  exchange or on NASDAQ on the valuation  date. If the put, call or future is not traded on an exchange or on NASDAQ,  it shall be valued by the mean between "bid" and "asked" prices  obtained by the Manager from two active market makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option,  an amount equal to the premium  received is included in the Fund's Statement of Assets and  Liabilities  as an asset.  An  equivalent  credit is included in the liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current market value of the option.  In determining  the Fund's gain on investments,  if a call or put written by the Fund is exercised,  the proceeds are increased by the premium  received.
If a call or put written by the Fund  expires,  the Fund has a gain in the amount of the  premium.  If the Fund enters into a closing purchase  transaction,  it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing  transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Reinvestment  Privilege.  Within six months of a redemption,  a shareholder may reinvest all or part of the redemption proceeds of:

         ? Class A shares  purchased  subject  to an  initial  sales  charge or Class A shares  on which a  contingent deferred sales charge was paid, or

         ? Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The  reinvestment  may be made  without  sales  charge only in Class A shares of the Fund or any of the other
Oppenheimer  funds into which shares of the Fund are  exchangeable  as described  in "How to Exchange  Shares"  below.
Reinvestment  will be at the net asset value next computed after the Transfer Agent receives the  reinvestment  order.
The shareholder  must ask the Transfer Agent for that privilege at the time of  reinvestment.  This privilege does not apply to Class C shares. The Fund may amend,  suspend or cease offering this reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital  gain that was  realized  when the shares were  redeemed is taxable,  and  reinvestment  will not alter any capital gains tax payable on that gain. If there has been a capital loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing  and amount of the  reinvestment.  Under the  Internal
Revenue Code, if the  redemption  proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge,  the  shareholder's  basis in the shares of the Fund that were  redeemed may not include the amount of the sales  charge paid.  That would reduce the loss or increase the gain recognized from the  redemption.  However,  in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind".  The  Prospectus  states that payment for shares  tendered for  redemption is  ordinarily  made in cash.  However,  under  certain  circumstances  the  Board of  Trustees  of the Fund  may  determine  that it would be detrimental  to the best  interests of the remaining  shareholders  of the Fund to make payment of a redemption  order wholly  or  partly  in  cash.  In that  case,  the  Fund  may pay the  redemption  proceeds  in  whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the  Investment  Company  Act.  Under that rule,  the
Fund is  obligated  to redeem  shares  solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one  shareholder.  If shares are redeemed in kind,  the redeeming  shareholder  might incur  brokerage  or other  costs in selling  the  securities  for cash.  The Fund will value  securities  used to pay redemptions  in kind using the same  method the Fund uses to value its  portfolio  securities  described  above  under
"Determination  of Net Asset Values Per Share." That  valuation  will be made as of the time the  redemption  price is determined.

Involuntary  Redemptions.  The Fund's  Board of  Trustees  has the right to cause the  involuntary  redemption  of the shares held in any account if the  aggregate  net asset value of those shares is less than $500 or such lesser  amount as the Board may fix. The Board will not cause the  involuntary  redemption  of shares in an account if the  aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market  fluctuations.  If the
Board  exercises  this  right,  it may also fix the  requirements  for any notice to be given to the  shareholders  in question (not less than 30 days).  The Board may  alternatively  set  requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration  is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of transfer to the name of another  person or entity.  It does not matter  whether the transfer  occurs by absolute  assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When shares  subject to a contingent  deferred  sales charge are  transferred,  the  transferred  shares will remain subject to the contingent  deferred sales charge.  It will be calculated as if the transferee  shareholder  had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all  shares  held in an account  are  transferred,  and some but not all  shares in the  account would be subject to a contingent deferred sales charge if redeemed at the time of transfer,  the priorities  described in the  Prospectus  under "How to Buy Shares" for the  imposition of the Class B or Class C contingent  deferred sales charge will be followed in determining the order in which shares are transferred.

Selling  Shares by Wire. The wire of redemption  proceeds may be delayed if the Fund's  custodian bank is not open for business  on a day when the Fund  would  normally  authorize  the wire to be made,  which is usually  the Fund's  next regular  business day following the redemption.  In those  circumstances,  the wire will not be transmitted  until the next bank business day on which the Fund is open for business.  No dividends  will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Distribution  from Retirement  Plans.  Requests for  distributions  from  OppenheimerFunds  sponsored IRAs,  403(b)(7)
custodial plans,  401(k) plans or pension or  profit-sharing  plans should be addressed to "Trustee,  OppenheimerFunds
Retirement  Plans," c/o the Transfer  Agent at its address  listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1)      state the reason for the distribution;
         (2) state the owner's awareness of tax penalties if the distribution is premature; and
         (3) conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants  (other than  self-employed  persons) in  OppenheimerFunds-sponsored  pension or  profit-sharing plans with shares of the Fund held in the name of the plan or its  fiduciary  may not directly  request  redemption of their accounts. The plan administrator or fiduciary must sign the request.

         Distributions  from pension and profit sharing plans are subject to special  requirements  under the Internal
Revenue  Code and certain  documents  (available  from the  Transfer  Agent) must be  completed  and  submitted to the
Transfer Agent before the  distribution  may be made.  Distributions  from retirement plans are subject to withholding requirements  under the  Internal  Revenue  Code,  and IRS Form  W-4P  (available  from the  Transfer  Agent)  must be submitted  to the  Transfer  Agent with the  distribution  request,  or the  distribution  may be delayed.  Unless the shareholder  has provided the Transfer Agent with a certified tax  identification  number,  the Internal  Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.

         The Fund,  the Manager,  the  Distributor,  and the  Transfer  Agent  assume no  responsibility  to determine whether a  distribution  satisfies  the  conditions  of applicable  tax laws and will not be  responsible  for any tax penalties assessed in connection with a distribution.

Special  Arrangements  for  Repurchase  of Shares from Dealers and  Brokers.  The  Distributor  is the Fund's agent to repurchase its shares from authorized  dealers or brokers on behalf of their  customers.  Shareholders  should contact their  broker or dealer to  arrange  this type of  redemption.  The  repurchase  price per share will be the net asset value  next  computed  after the  Distributor  receives  an order  placed by the  dealer or  broker.  However,  if the
Distributor  receives a repurchase  order from a dealer or broker after the close of The New York Stock  Exchange on a regular  business  day, it will be  processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes.  Normally,  the Exchange closes at 4:00 P.M., but may do so earlier on some days.  Additionally,  the order must have been  transmitted  to and received by the  Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily,  for  accounts  redeemed by a  broker-dealer  under this  procedure,  payment will be made within three  business  days after the shares have been redeemed upon the  Distributor's  receipt of the required  redemption documents in proper form. The  signature(s)  of the registered  owners on the redemption  documents must be guaranteed as described in the Prospectus.

Automatic  Withdrawal and Exchange Plans.  Investors  owning shares of the Fund valued at $5,000 or more can authorize the  Transfer  Agent to  redeem  shares  (having  a value of at least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal Plan.  Shares will be redeemed three business days prior to the date  requested by the  shareholder  for receipt of the payment.  Automatic  withdrawals of up to $1,500 per month may be requested by telephone if payments  are to be made by check  payable to all  shareholders  of record.  Payments must also be sent to the  address of record for the  account and the  address  must not have been  changed  within the prior 30 days.  Required minimum  distributions from  OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

         Payments  are  normally  made by check,  but  shareholders  having  AccountLink  privileges  (see "How To Buy
Shares") may arrange to have  Automatic  WithdrawalPlan  payments  transferred  to the bank account  designated on the
Account Application or by  signature-guaranteed  instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic  Withdrawal  Plan three business days before the payment  transmittal  date you select in the
Account  Application.  If a contingent  deferred  sales charge applies to the  redemption,  the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee  receipt of a payment on the date requested.  The Fund reserves the right to amend, suspend or  discontinue  offering these plans at any time without prior notice.  Because of the sales charge  assessed on  Class A share  purchases,  shareholders  should  not  make  regular  additional  Class  A  share  purchases  while participating  in an  Automatic  Withdrawal  Plan.  Class B, Class C and Class N  shareholders  should  not  establish withdrawal  plans,  because of the imposition of the  contingent  deferred  sales charge on such  withdrawals  (except where the  contingent  deferred  sales  charge is waived as described  in Appendix C to this  Statement of  Additional
Information.

         By requesting an Automatic  Withdrawal or Exchange Plan, the  shareholder  agrees to the terms and conditions that apply to such plans,  as stated below.  These  provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing Plans.

         |X| Automatic  Exchange  Plans.  Shareholders  can authorize the Transfer Agent to exchange a  pre-determined amount of shares of the Fund for shares (of the same class) of other  Oppenheimer  funds  automatically  on a monthly, quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum amount that may be exchanged to
each  other  fund  account  is  $25.   Instructions  should  be  provided  on  the  OppenheimerFunds   Application  or
signature-guaranteed  instructions.  Exchanges  made under these plans are subject to the  restrictions  that apply to exchanges  as set forth in "How to  Exchange  Shares" in the  Prospectus  and below in this  Statement  of  Additional
Information.

         |X|  Automatic  Withdrawal  Plans.  Fund shares will be redeemed as  necessary to meet  withdrawal  payments.
Shares acquired without a sales charge will be redeemed first.  Shares acquired with reinvested  dividends and capital gains  distributions  will be redeemed next,  followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's  Automatic  Withdrawal Plan as agent for the shareholder(s)
(the  "Planholder") who executed the Plan authorization and application  submitted to the Transfer Agent.  Neither the
Fund nor the  Transfer  Agent shall incur any  liability  to the  Planholder  for any action taken or not taken by the
Transfer  Agent in good faith to administer  the Plan.  Share  certificates  will not be issued for shares of the Fund purchased  for and held under the Plan,  but the  Transfer  Agent will  credit all such  shares to the  account of the
Planholder on the records of the Fund. Any share  certificates  held by a Planholder may be surrendered  unendorsed to the Transfer Agent with the Plan  application so that the shares  represented by the certificate may be held under the
Plan.

         For accounts  subject to Automatic  Withdrawal  Plans,  distributions  of capital gains must be reinvested in shares of the Fund,  which will be done at net asset value  without a sales  charge.  Dividends  on shares held in the account may be paid in cash or reinvested.

         Shares will be  redeemed to make  withdrawal  payments  at the net asset  value per share  determined  on the redemption  date.  Checks or  AccountLink  payments  representing  the proceeds of Plan  withdrawals  will normally be transmitted  three  business  days prior to the date  selected  for receipt of the  payment,  according  to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the  interval of  disbursement  payments  and the address to which  checks are to be mailed or
AccountLink  payments are to be sent may be changed at any time by the  Planholder  by writing to the Transfer  Agent.
The Planholder  should allow at least two weeks' time after mailing such  notification  for the requested change to be put in effect.  The Planholder  may, at any time,  instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan.  That notice must be in proper form in accordance  with the  requirements  of the  then-current  Prospectus  of the Fund.  In that  case,  the  Transfer  Agent  will  redeem  the  number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

         The  Planholder  may  terminate a Plan at any time by writing to the Transfer  Agent.  The Fund may also give directions to the Transfer  Agent to terminate a Plan.  The Transfer Agent will also terminate a Plan upon its receipt of evidence  satisfactory to it that the Planholder has died or is legally  incapacitated.  Upon termination of a Plan by the Transfer  Agent or the Fund,  shares that have not been  redeemed  will be held in  uncertificated  form in the name of the  Planholder.  The account will  continue as a  dividend-reinvestment,  uncertificated  account  unless and until proper  instructions are received from the Planholder,  his or her executor or guardian,  or another  authorized person.

         To use shares  held under the Plan as  collateral  for a debt,  the  Planholder  may  request  issuance  of a portion of the shares in  certificated  form.  Upon written  request  from the  Planholder,  the  Transfer  Agent will determine the number of shares for which a certificate  may be issued without  causing the withdrawal  checks to stop.
However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer  agent for the Fund,  the  Planholder  will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds.  Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.
o        All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund,
     Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New
     York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o        Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o        Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset
     Fund may not be exchanged for shares of any other fund.
o        Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other Oppenheimer funds.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other
     Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of
     Class M shares.
o    Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other
     Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market
     Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o        Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of
     Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another
     Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer
     Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating
     Rate Fund if they are repurchased before the expiration of the holding period.
o        Class A, Class B, Class C and Class Y Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund
     and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

Class A shares of  Oppenheimer  funds may be  exchanged at net asset value for shares of any money market fund offered by the  Distributor.  Shares of any money market fund purchased  without a sales charge may be exchanged for shares of
Oppenheimer  funds  offered with a sales charge upon  payment of the sales  charge.  They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

         Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money
Market Fund, Inc. are purchased.  If requested, they must supply proof of entitlement to this privilege.

         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend,  suspend or terminate  the exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will  provide  you with  notice of those  changes  whenever it is required to do so by applicable  law. It may be  required  to provide 60 days  notice  prior to  materially  amending  or  terminating  the exchange privilege.  That 60 day notice is not required in extraordinary circumstances.

         |X| How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent  deferred sales charge is imposed on exchanges of shares of any class purchased  subject to a contingent  deferred sales charge.  However,  when Class A shares acquired by exchange of Class A shares of other  Oppenheimer  funds  purchased  subject to a Class A contingent deferred sales charge are redeemed  within 18 months of the end of the calendar  month of the initial  purchase of the exchanged Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed shares.  The Class
B contingent  deferred  sales charge is imposed on Class B shares  acquired by exchange if they are redeemed  within 6 years of the initial  purchase of the  exchanged  Class B shares.  The Class C  contingent  deferred  sales  charge is imposed on Class C shares  acquired by exchange if they are redeemed  within 12 months of the initial  purchase of the exchanged  Class C shares.  With respect to Class N shares,  a 1% contingent  deferred sales charge will be imposed if the retirement  plan (not including  IRAs and 403(b) plans) is terminated or Class N shares of all  Oppenheimer  funds are terminated as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's first purchase of Class N shares of any  Oppenheimer  fund or with respect to an individual  retirement plan or 403(b)
plan,  Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

When Class B or Class C shares are redeemed to effect an  exchange,  the  priorities  described in "How To Buy Shares"
in the Prospectus  for the imposition of the Class B or the Class C contingent  deferred sales charge will be followed in determining the order in which the shares are exchanged.  Before exchanging shares,  shareholders  should take into account how the  exchange may affect any  contingent  deferred  sales  charge that might be imposed in the  subsequent redemption  of  remaining  shares.  If Class B shares  of an  Oppenheimer  fund are  exchanged  for  Class B shares of
Oppenheimer  Limited-Term  Government  Fund or  Limited-Term  New York  Municipal  Fund and those  shares  acquired by exchange are subsequently  redeemed,  they will be subject to the contingent  deferred sales charge of the Oppenheimer fund  from  which  they  were  exchanged.  The  contingent  deferred  sales  charge  rates of Class B shares  of other
Oppenheimer  funds  are  typically  higher  for the same  holding  period  than  for  Class B  shares  of  Oppenheimer
Limited-Term  Government  Fund and  Limited-Term  New York Municipal  Fund. They will not be subject to the contingent deferred sales charge of Oppenheimer Limited-Term Government Fund or Limited-Term New York Municipal Fund.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X|  Limits  on  Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone  or  written exchange  requests  submitted in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

|X|      Telephone  Exchange  Requests.  When  exchanging  shares by telephone,  a  shareholder  must have an existing account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a Prospectus of that fund before the  exchange  request may be  submitted.  When you  exchange  some or all of your shares from one fund to another,  any special account  features such as an Asset Builder Plan or Automatic  Withdrawal  Plan, will be switched to the new fund account  unless you tell the Transfer  Agent not to do so.  However,  special  redemption and exchange features  such as  Automatic  Exchange  Plans and  Automatic  Withdrawal  Plans  cannot be  switched  to an account in
Oppenheimer  Senior  Floating  Rate Fund.  If all  telephone  lines are busy (which might occur,  for example,  during periods of substantial  market  fluctuations),  shareholders  might not be able to request  exchanges by telephone and would have to submit written exchange requests.

         |X|  Processing  Exchange  Requests.  Shares to be  exchanged  are  redeemed on the regular  business day the
Transfer Agent receives an exchange request in proper form (the "Redemption  Date").  Normally,  shares of the fund to be  acquired  are  purchased  on the  Redemption  Date,  but such  purchases  may be delayed by either fund up to five business days if it determines that it would be  disadvantaged  by an immediate  transfer of the redemption  proceeds.
The Fund  reserves  the right,  in its  discretion,  to refuse any  exchange  request  that may  disadvantage  it. For example,  if the receipt of multiple  exchange  requests  from a dealer  might  require the  disposition  of portfolio securities at a time or at a price that might be  disadvantageous  to the Fund,  the Fund may refuse the request.  For full or partial  exchanges of an account made by telephone,  any special account  features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise.

Dividends, Capital Gains and Taxes

Dividends and  Distributions.  The Fund has no fixed  dividend rate and there can be no assurance as to the payment of any dividends or the  realization  of any capital  gains.  The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the  composition of the Fund's  portfolio,  and expenses borne by the Fund or borne  separately  by a class.  Dividends are  calculated  in the same manner,  at the same time, and on the same day for each class of shares.  However,  dividends on Class B, Class C and Class N shares are expected to be lower than  dividends on Class A shares.  That is because of the effect of the higher  asset-based  sales charge on Class B,  Class C and  Class N  shares.  Those  dividends  will also  differ  in  amount  as a  consequence  of any difference in the net asset values of each class of shares.

         Dividends,  distributions  and proceeds of the redemption of Fund shares  represented  by checks  returned to the Transfer  Agent by the Postal  Service as  undeliverable  will be invested in shares of  Oppenheimer  Money Market
Fund,  Inc.  Reinvestment  will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable  the  investor  to earn a return on  otherwise  idle  funds.  Unclaimed  accounts  may be  subject  to state escheatment  laws, and the Fund and the Transfer  Agent will not be liable to  shareholders  or their  representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.  The federal tax treatment of the
Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax  discussion in the  Prospectus  and this  Statement of Additional  Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial,  or administrative  action,  sometimes with retroactive effect. State and local tax treatment of ordinary  income  dividends and capital gain  dividends from  regulated  investment  companies may differ from the treatment under the Internal  Revenue Code described  below.  Potential  purchasers of shares of the Fund are urged  to  consult  their  tax  advisers  with  specific  reference  to  their  own tax  circumstances  as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

         Qualification as a Regulated Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, other taxable ordinary income net of expenses, and net short-term capital gain in excess of long-term capital loss) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to
"pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a
"double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax). The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal
Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S.
government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer
(other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

              ?   Excise Tax on Regulated Investment  Companies.  Under the Internal Revenue Code, by December 31 each year,  the Fund must  distribute  98% of its taxable  investment  income earned from January 1 through  December 31 of that year and 98% of its capital  gains  realized in the period from  November 1 of the prior year through  October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not  distributed.  It is presently anticipated that the Fund will meet those requirements.  To meet this requirement,  in certain  circumstances the Fund might be required to liquidate portfolio  investments to make sufficient  distributions to avoid excise tax liability.
However,  the Board of Trustees and the Manager  might  determine  in a  particular  year that it would be in the best interests of  shareholders  for the Fund not to make such  distributions  at the required levels and to pay the excise tax on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

         ?    Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Since it is anticipated that most of the Fund's income will be derived from interest it receives on its investments, the Fund does not anticipate that its distributions will qualify for this deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The
Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as long-term capital gain. It does not matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35%
corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of their pro rata share of such gain. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

                  Distributions  by the  Fund  that do not  constitute  ordinary  income  dividends  or  capital  gain distributions  will be treated as a return of capital to the extent of the  shareholder's  tax basis in their  shares.
Any excess will be treated as gain from the sale of those shares,  as discussed  below.  Shareholders  will be advised annually as to the U.S.  federal income tax  consequences of  distributions  made (or deemed made) during the year. If prior  distributions  made by the Fund must be  re-characterized  as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's  investment  policies,  they will be identified as such in notices sent to shareholders.

         Distributions  by the  Fund  will be  treated  in the  manner  described  above  regardless  of  whether  the distributions  are paid in cash or  reinvested  in additional  shares of the Fund (or of another  fund).  Shareholders receiving a distribution  in the form of additional  shares will be treated as receiving a  distribution  in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct, certified taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

         ?    Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the
                                                                                             -
shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

         ?    Foreign Shareholders.  Taxation of a shareholder who under United States law is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership depends on whether the shareholder's income from the Fund is effectively connected with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax. The rate of the tax depends on a number of factors. If the income from the Fund is effectively connected with a
U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of a foreign non-corporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of their foreign status.

         The tax  consequences  to a foreign  shareholder  entitled to claim the benefits of an applicable  tax treaty may be different from those described  herein.  Foreign  shareholders are urged to consult their own tax advisers with respect to the  particular  tax  consequences  to them of an investment in the Fund,  including the  applicability  of foreign taxes.

Dividend  Reinvestment in Another Fund.  Shareholders  of the Fund may elect to reinvest all dividends  and/or capital gains  distributions  in shares of the same class of any of the other  Oppenheimer  funds listed  above.  Reinvestment will be made  without  sales charge at the net asset value per share in effect at the close of business on the payable date of the  dividend or  distribution.  To elect this  option,  the  shareholder  must notify the  Transfer  Agent in writing and must have an existing  account in the fund  selected for  reinvestment.  Otherwise the  shareholder  first must obtain a prospectus for that fund and an  application  from the  Distributor  to establish an account.  Dividends and/or  distributions  from shares of certain other  Oppenheimer  funds (other than  Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through  dealers,  brokers and other financial  institutions  that have a sales  agreement  with  OppenheimerFunds  Distributor,  Inc.,  a  subsidiary  of the  Manager  that acts as the Fund's
Distributor.  The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor  for funds managed by a subsidiary of the Manager.

The Transfer  Agent.  OppenheimerFunds  Services,  the Fund's  Transfer  Agent,  is a division of the  Manager.  It is responsible  for maintaining  the Fund's  shareholder  registry and  shareholder  accounting  records,  and for paying dividends and distributions to shareholders.  It also handles shareholder servicing and administrative  functions.  It serves as the  Transfer  Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should direct  inquiries  about their  accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

         |X| Shareholder Servicing Agent for Certain  Shareholders.  Unified Management  Corporation  (1.800.346.4601)
is the  shareholder  servicing agent for  shareholders  of the Fund who were former  shareholders of the AMA Family of
Funds and clients of AMA Investment  Advisors,  Inc.  (which had been the investment  advisor of AMA Family of Funds).
It is also the servicing agent for Fund shareholders who are:
(i)      former shareholders of the Unified Funds and Liquid Green Trusts,
(ii)     accounts that participated or participate in a retirement plan for which Unified  Investment  Advisors,  Inc.
                  or an affiliate acts as custodian or trustee,
(iii)    accounts that have a Money Manager brokerage account, and
(iv)     other accounts for which Unified Management Corporation is the dealer of record.

The  Custodian.  Citibank,  N.A. is the  custodian of the Fund's  assets.  The  custodian's  responsibilities  include safeguarding  and  controlling  the Fund's  portfolio  securities and handling the delivery of such  securities to and from the  Fund.  It will be the  practice  of the Fund to deal  with the  custodian  in a manner  uninfluenced  by any banking  relationship  the custodian may have with the Manager and its  affiliates.  The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal  deposit  insurance.  Those  uninsured  balances at times may be substantial.

Independent  Auditors.  KPMG LLP are the independent  auditors of the Fund. They audit the Fund's financial statements and perform other related audit  services.  They also act as  independent  auditors for certain other funds advised by the Manager.

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Small Cap Value Fund (formerly Oppenheimer Quest Small Cap
Fund/(SM)/, including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended
October 31, 1999, were audited by other auditors whose report dated November 19,
1999, expressed an unqualified opinion on this information.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Small Cap Value Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
--------------
KPMG LLP

Denver, Colorado
November 21, 2001

                      OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS October 31, 2001

                                                                             Market Value
                                                          Shares              See Note 1
=========================================================================================

Common Stocks--89.2%
-----------------------------------------------------------------------------------------
Basic Materials--6.6%
-----------------------------------------------------------------------------------------
Chemicals--3.1%
Airgas, Inc./1/                                            30,000             $   403,500
-----------------------------------------------------------------------------------------
Arch Chemicals, Inc.                                       16,000                 319,840
-----------------------------------------------------------------------------------------
Cabot Corp.                                                 9,000                 301,500
-----------------------------------------------------------------------------------------
Calgon Carbon Corp.                                         9,000                  83,160
-----------------------------------------------------------------------------------------
Cambrex Corp.                                               4,000                 148,000
-----------------------------------------------------------------------------------------
Ferro Corp.                                               100,000               2,200,000
-----------------------------------------------------------------------------------------
H.B. Fuller Co.                                            11,800                 606,874
-----------------------------------------------------------------------------------------
Hercules, Inc./1/                                         200,000               1,512,000
-----------------------------------------------------------------------------------------
Lubrizol Corp. (The)                                       10,000                 281,400
-----------------------------------------------------------------------------------------
Lyondell Chemical Co.                                      78,000               1,038,180
-----------------------------------------------------------------------------------------
Minerals Technologies, Inc.                                12,500                 511,250
-----------------------------------------------------------------------------------------
Octel Corp./1/                                             12,000                 230,040
-----------------------------------------------------------------------------------------
OM Group, Inc.                                              6,000                 363,300
-----------------------------------------------------------------------------------------
SCP Pool Corp./1/                                          31,500                 732,060
-----------------------------------------------------------------------------------------
Universal Corp.                                             8,000                 258,720
                                                                              -----------
                                                                                8,989,824

-----------------------------------------------------------------------------------------
Metals--1.6%
Aviall, Inc/1/                                             38,700                 186,534
-----------------------------------------------------------------------------------------
Century Aluminum Co.                                       26,000                 253,500
-----------------------------------------------------------------------------------------
Chicago Bridge & Iron Co. NV                               10,000                 217,500
-----------------------------------------------------------------------------------------
CIRCOR International, Inc.                                 83,000               1,464,950
-----------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. A/1/             14,700                 147,147
-----------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. B/1/             32,300                 358,530
-----------------------------------------------------------------------------------------
NS Group, Inc./1/                                          19,000                 130,150
-----------------------------------------------------------------------------------------
Stillwater Mining Co./1/                                   20,000                 311,800
-----------------------------------------------------------------------------------------
Titanium Metals Corp./1/                                   54,500                 171,675
-----------------------------------------------------------------------------------------
UCAR International, Inc./1/                               151,500               1,101,405
-----------------------------------------------------------------------------------------
Walter Industries, Inc.                                    40,000                 419,600
                                                                              -----------
                                                                                4,762,791

-----------------------------------------------------------------------------------------
Paper--1.9%
Glatfelter                                                 33,600                 504,000
-----------------------------------------------------------------------------------------
Pactiv Corp./1/                                            82,000               1,328,400
-----------------------------------------------------------------------------------------
Rayonier, Inc.                                             12,800                 547,584
-----------------------------------------------------------------------------------------
Sappi Ltd., Sponsored ADR                                 350,000               3,339,000
                                                                              -----------
                                                                                5,718,984

                     12 | OPPENHEIMER SMALL CAP VALUE FUND

                                                                             Market Value
                                                          Shares              See Note 1
-----------------------------------------------------------------------------------------

Capital Goods--10.7%
-----------------------------------------------------------------------------------------
Aerospace/Defense--0.9%
American Axle & Manufacturing Holdings, Inc./1/             5,600             $    94,640
-----------------------------------------------------------------------------------------
DRS Technologies, Inc./1/                                  28,000               1,129,800
-----------------------------------------------------------------------------------------
Intermagnetics General Corp.                               14,280                 411,692
-----------------------------------------------------------------------------------------
Moog, Inc., Cl. A/1/                                       33,750                 733,725
-----------------------------------------------------------------------------------------
Precision Castparts Corp.                                  17,500                 397,950
                                                                              -----------
                                                                                2,767,807

-----------------------------------------------------------------------------------------
Electrical Equipment--1.2%
AMETEK, Inc.                                                5,000                 135,000
-----------------------------------------------------------------------------------------
CLARCOR, Inc.                                               5,000                 123,000
-----------------------------------------------------------------------------------------
EMCOR Group, Inc./1/                                       25,000                 978,000
-----------------------------------------------------------------------------------------
Encore Wire Corp./1/                                        5,000                  57,750
-----------------------------------------------------------------------------------------
Genlyte Group, Inc. (The)/1/                                6,000                 160,800
-----------------------------------------------------------------------------------------
Interlogix, Inc./1/                                         6,400                 167,104
-----------------------------------------------------------------------------------------
LTX Corp./1/                                              106,700               1,756,282
                                                                              -----------
                                                                                3,377,936

-----------------------------------------------------------------------------------------
Industrial Services--4.4%
Coinstar, Inc/1/                                           40,000                 738,800
-----------------------------------------------------------------------------------------
Graco, Inc.                                                28,750                 934,375
-----------------------------------------------------------------------------------------
Granite Construction, Inc.                                 17,550                 436,995
-----------------------------------------------------------------------------------------
ICT Group, Inc./1/                                         10,600                 148,400
-----------------------------------------------------------------------------------------
Lincoln Electric Holdings, Inc.                            25,500                 539,580
-----------------------------------------------------------------------------------------
McDermott International, Inc/1/                            38,600                 409,160
-----------------------------------------------------------------------------------------
Mobile Mini, Inc./1/                                       11,000                 342,980
-----------------------------------------------------------------------------------------
National Data Corp.                                        25,000                 880,000
-----------------------------------------------------------------------------------------
National Processing, Inc./1/                               31,300                 818,495
-----------------------------------------------------------------------------------------
Navigant Consulting, Inc./1/                               34,000                 122,740
-----------------------------------------------------------------------------------------
New England Business Service, Inc.                          3,000                  52,410
-----------------------------------------------------------------------------------------
Oil States International, Inc./1/                           5,200                  46,540
-----------------------------------------------------------------------------------------
Pason Systems, Inc./1/                                     40,000                 220,597
-----------------------------------------------------------------------------------------
Pittston Brink's Group                                    132,000               2,541,000
-----------------------------------------------------------------------------------------
Right Management Consultants, Inc/1/                       11,550                 401,593
-----------------------------------------------------------------------------------------
Stericycle, Inc./1/                                        19,000                 912,000
-----------------------------------------------------------------------------------------
Sylvan Learning Systems, Inc/1/                            40,000                 896,000
-----------------------------------------------------------------------------------------
Teekay Shipping Corp.                                      22,000                 608,080
-----------------------------------------------------------------------------------------
Tetra Technologies, Inc./1/                                26,000                 442,520
-----------------------------------------------------------------------------------------
TRC Cos., Inc./1/                                           5,200                 218,816
-----------------------------------------------------------------------------------------
URS Corp./(1)/                                             22,000                 492,800
-----------------------------------------------------------------------------------------
Wackenhut Corrections Corp/1/                              28,700                 430,500
-----------------------------------------------------------------------------------------
Waste Connections, Inc./1/                                  7,000                 204,540
                                                                              -----------
                                                                               12,838,921

                     13 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

                                                                             Market Value
                                                          Shares              See Note 1
-----------------------------------------------------------------------------------------

Manufacturing--4.2%
AEP Industries, Inc./1/                                    10,400             $   208,520
-----------------------------------------------------------------------------------------
Albany International Corp. Cl. A/1/                        20,000                 390,000
-----------------------------------------------------------------------------------------
American Woodmark Corp.                                     5,900                 203,904
-----------------------------------------------------------------------------------------
Ameron International Corp.                                  4,800                 314,880
-----------------------------------------------------------------------------------------
AptarGroup, Inc.                                           23,000                 692,300
-----------------------------------------------------------------------------------------
Astronics Corp./1/                                         17,200                 232,200
-----------------------------------------------------------------------------------------
Ball Corp.                                                 18,000               1,107,720
-----------------------------------------------------------------------------------------
Donaldson Co., Inc.                                        22,000                 694,100
-----------------------------------------------------------------------------------------
Flowserve Corp./1/                                         20,600                 481,628
-----------------------------------------------------------------------------------------
Interpool, Inc.                                             5,500                  66,550
-----------------------------------------------------------------------------------------
Ivex Packaging Corp./1/                                    36,000                 657,000
-----------------------------------------------------------------------------------------
Knight Transportation, Inc./1/                             29,500                 719,505
-----------------------------------------------------------------------------------------
Matthews International Corp., Cl. A                        28,000                 645,400
-----------------------------------------------------------------------------------------
Maverick Tube Corp./1/                                     11,000                 133,100
-----------------------------------------------------------------------------------------
NACCO Industries, Inc., Cl. A                               8,900                 465,470
-----------------------------------------------------------------------------------------
NCH Corp.                                                   3,500                 162,575
-----------------------------------------------------------------------------------------
Oakley, Inc./1/                                            40,000                 427,200
-----------------------------------------------------------------------------------------
Paxar Corp./1/                                              9,000                  99,450
-----------------------------------------------------------------------------------------
Penn Engineering & Manufacturing Corp.                     22,000                 380,380
-----------------------------------------------------------------------------------------
Roper Industries, Inc.                                      5,000                 212,000
-----------------------------------------------------------------------------------------
Silgan Holdings, Inc./1/                                    6,000                 120,900
-----------------------------------------------------------------------------------------
SPS Technologies, Inc./1/                                   3,000                  89,700
-----------------------------------------------------------------------------------------
Stewart & Stevenson Services, Inc.                         28,500                 421,230
-----------------------------------------------------------------------------------------
Tecumseh Products Co., Cl. A                                4,900                 224,175
-----------------------------------------------------------------------------------------
Tennant Co.                                                 7,000                 244,300
-----------------------------------------------------------------------------------------
Titan Corp. (The)/1/                                       81,400               2,126,982
-----------------------------------------------------------------------------------------
Watts Industries, Inc., Cl. A                               6,500                  90,025
-----------------------------------------------------------------------------------------
Woodward Governor Co.                                      16,500                 778,140
                                                                              -----------
                                                                               12,389,334

-----------------------------------------------------------------------------------------
Communication Services--2.1%
-----------------------------------------------------------------------------------------
Telecommunications-Long Distance--1.0%
Boston Communications Group, Inc./1/                       20,000                 185,000
-----------------------------------------------------------------------------------------
General Cable Corp.                                        53,500                 604,550
-----------------------------------------------------------------------------------------
General Communication, Inc., Cl. A/1/                      45,800                 532,196
-----------------------------------------------------------------------------------------
Illuminet Holdings, Inc./1/                                30,000               1,072,800
-----------------------------------------------------------------------------------------
Lightbridge, Inc./1/                                       29,579                 272,127
-----------------------------------------------------------------------------------------
SymmetriCom, Inc./1/                                       52,900                 296,240
                                                                              -----------
                                                                                2,962,913

-----------------------------------------------------------------------------------------
Telephone Utilities--0.1%
Commonwealth Telephone Enterprises, Inc./1/                 8,000                 342,640

                     14 | OPPENHEIMER SMALL CAP VALUE FUND

                                                                             Market Value
                                                          Shares              See Note 1
-----------------------------------------------------------------------------------------

Telecommunications-Wireless--1.0%
Leap Wireless International, Inc./1/                      116,100             $ 1,726,407
-----------------------------------------------------------------------------------------
Metro One Telecommunication, Inc./1/                        9,900                 298,485
-----------------------------------------------------------------------------------------
Millicom International Cellular SA/1/                      80,000                 884,000
                                                                              -----------
                                                                                2,908,892

-----------------------------------------------------------------------------------------
Consumer Cyclicals--17.3%
-----------------------------------------------------------------------------------------
Autos & Housing--4.0%
Apogee Enterprises, Inc.                                    9,400                 131,224
-----------------------------------------------------------------------------------------
Applica, Inc./1/                                           29,000                 214,600
-----------------------------------------------------------------------------------------
Beazer Homes USA, Inc./1/                                   4,500                 205,515
-----------------------------------------------------------------------------------------
Centex Corp.                                                3,500                 133,910
-----------------------------------------------------------------------------------------
Crossmann Communities, Inc.                                 8,000                 220,000
-----------------------------------------------------------------------------------------
Dal-Tile International, Inc./1/                            48,000                 778,080
-----------------------------------------------------------------------------------------
Direct Focus, Inc./1/                                      38,250                 930,240
-----------------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                                28,000                 896,280
-----------------------------------------------------------------------------------------
Florida Rock Industries, Inc.                              18,600                 524,520
-----------------------------------------------------------------------------------------
Group 1 Automotive, Inc./1/                                11,700                 313,560
-----------------------------------------------------------------------------------------
Hovnanian Enterprises, Inc., Cl. A/1/                       9,000                 105,300
-----------------------------------------------------------------------------------------
Kennametal, Inc.                                           19,000                 668,420
-----------------------------------------------------------------------------------------
Lancaster Colony Corp.                                     19,000                 592,040
-----------------------------------------------------------------------------------------
M.D.C. Holdings, Inc.                                      15,000                 400,050
-----------------------------------------------------------------------------------------
NVR, Inc./1/                                                3,000                 474,900
-----------------------------------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                                 14,000                 164,500
-----------------------------------------------------------------------------------------
Polaris Industries, Inc.                                    6,500                 292,240
-----------------------------------------------------------------------------------------
Pulte Homes, Inc.                                          11,000                 357,500
-----------------------------------------------------------------------------------------
Rollins, Inc.                                              10,500                 170,625
-----------------------------------------------------------------------------------------
Ryland Group, Inc. (The)                                   20,000               1,070,000
-----------------------------------------------------------------------------------------
Security Capital Group, Inc., Cl. B/1/                      6,000                 112,200
-----------------------------------------------------------------------------------------
Selective Insurance Group, Inc.                             5,000                 107,400
-----------------------------------------------------------------------------------------
St. Joe Co. (The)                                          21,000                 540,540
-----------------------------------------------------------------------------------------
Stratus Properties, Inc./1/                                10,833                  99,664
-----------------------------------------------------------------------------------------
Toro Co. (The)                                             20,500                 879,450
-----------------------------------------------------------------------------------------
Universal Forest Products, Inc.                             9,000                 152,910
-----------------------------------------------------------------------------------------
Watsco, Inc.                                               10,600                 137,694
-----------------------------------------------------------------------------------------
York International Corp.                                   32,000                 980,480
                                                                              -----------
                                                                               11,653,842

-----------------------------------------------------------------------------------------
Consumer Services--1.3%
Ambassadors International, Inc.                            13,400                 194,970
-----------------------------------------------------------------------------------------
AmeriPath, Inc./1/                                         30,400                 854,544
-----------------------------------------------------------------------------------------
Cendant Corp./1/                                           42,496                 550,748
-----------------------------------------------------------------------------------------
Dun & Bradstreet Corp./1/                                  21,000                 656,460

                     15 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

                                                                             Market Value
                                                          Shares              See Note 1
-----------------------------------------------------------------------------------------

Consumer Services Continued
FTI Consulting, Inc./1/                                    14,000             $   415,100
-----------------------------------------------------------------------------------------
Midas, Inc.                                                 7,000                  71,750
-----------------------------------------------------------------------------------------
Rent-A-Center, Inc./1/                                      4,000                 109,000
-----------------------------------------------------------------------------------------
Rightchoice Managed Care, Inc./1/                          10,600                 709,140
-----------------------------------------------------------------------------------------
Watson Wyatt & Co. Holdings/1/                             18,600                 328,104
                                                                              -----------
                                                                                3,889,816

-----------------------------------------------------------------------------------------
Leisure & Entertainment--3.8%
ABM Industries, Inc.                                       14,500                 395,850
-----------------------------------------------------------------------------------------
Action Performance Cos., Inc./1/                           22,200                 581,862
-----------------------------------------------------------------------------------------
Activision, Inc./1/                                        16,000                 578,400
-----------------------------------------------------------------------------------------
Alliance Gaming Corp./1/                                   16,000                 316,800
-----------------------------------------------------------------------------------------
Anchor Gaming/1/                                           17,000                 864,110
-----------------------------------------------------------------------------------------
Arctic Cat, Inc.                                            7,000                 113,400
-----------------------------------------------------------------------------------------
Argosy Gaming Co./1/                                       28,000                 812,840
-----------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp./1/                      115,000               2,122,900
-----------------------------------------------------------------------------------------
Boyd Gaming Corp./1/                                       24,000                 103,200
-----------------------------------------------------------------------------------------
Callaway Golf Co.                                          22,000                 314,380
-----------------------------------------------------------------------------------------
Choice Hotels International, Inc./1/                       36,300                 635,250
-----------------------------------------------------------------------------------------
Crestline Capital Corp./1/                                 14,000                 404,600
-----------------------------------------------------------------------------------------
Extended Stay America, Inc./1/                             33,000                 445,500
-----------------------------------------------------------------------------------------
GTech Holdings Corp./1/                                    18,000                 718,200
-----------------------------------------------------------------------------------------
Handleman Co./1/                                           30,000                 369,000
-----------------------------------------------------------------------------------------
JAKKS Pacific, Inc./1/                                     13,000                 245,050
-----------------------------------------------------------------------------------------
MTR Gaming Group, Inc./1/                                  34,700                 367,820
-----------------------------------------------------------------------------------------
Pegasus Solutions, Inc./1/                                 11,000                 112,750
-----------------------------------------------------------------------------------------
Penn National Gaming, Inc./1/                              29,000                 593,920
-----------------------------------------------------------------------------------------
Prime Hospitality Corp./1/                                 16,000                 146,880
-----------------------------------------------------------------------------------------
ResortQuest International, Inc./1/                         23,000                 106,950
-----------------------------------------------------------------------------------------
Shuffle Master, Inc./1/                                    40,000                 500,800
-----------------------------------------------------------------------------------------
WMS Industries, Inc./1/                                    23,100                 414,645
                                                                              -----------
                                                                               11,265,107

-----------------------------------------------------------------------------------------
Media--1.3%
Banta Corp.                                                31,500                 915,075
-----------------------------------------------------------------------------------------
Deluxe Corp.                                               27,000                 945,000
-----------------------------------------------------------------------------------------
Harland (John H.) Co.                                      31,700                 614,029
-----------------------------------------------------------------------------------------
Lee Enterprises, Inc.                                      10,600                 365,170
-----------------------------------------------------------------------------------------
R.H. Donnelley Corp./1/                                    31,500                 831,600
                                                                              -----------
                                                                                3,670,874

-----------------------------------------------------------------------------------------
Retail: General--0.1%
Dress Barn, Inc. (The)/1/                                  13,500                 305,640

                     16 | OPPENHEIMER SMALL CAP VALUE FUND

                                                                             Market Value
                                                          Shares              See Note 1
-----------------------------------------------------------------------------------------

Retail: Specialty--4.9%
Burlington Coat Factory Warehouse Corp.                    18,600             $   278,070
-----------------------------------------------------------------------------------------
Cato Corp., Cl. A                                          40,000                 678,000
-----------------------------------------------------------------------------------------
Charlotte Russe Holding, Inc./1/                            2,500                  35,500
-----------------------------------------------------------------------------------------
Chico's FAS, Inc./1/                                       16,000                 416,000
-----------------------------------------------------------------------------------------
Christopher & Banks Corp./1/                               16,000                 527,200
-----------------------------------------------------------------------------------------
Circuit City Stores, Inc./CarMax Group./1/                 58,000               1,061,400
-----------------------------------------------------------------------------------------
Copart, Inc./1/                                            33,100                 971,485
-----------------------------------------------------------------------------------------
Elizabeth Arden, Inc./1/                                   13,000                 171,470
-----------------------------------------------------------------------------------------
Fossil, Inc./1/                                            37,000                 671,180
-----------------------------------------------------------------------------------------
Fred's, Inc.                                               26,250                 859,687
-----------------------------------------------------------------------------------------
Genesco, Inc./1/                                           81,300               1,483,725
-----------------------------------------------------------------------------------------
Hibbett Sporting Goods, Inc./1/                            22,000                 594,000
-----------------------------------------------------------------------------------------
Hot Topic, Inc./1/                                         20,000                 505,600
-----------------------------------------------------------------------------------------
J. Jill Group, Inc./1/                                     24,000                 366,720
-----------------------------------------------------------------------------------------
Lands' End, Inc./1/                                         9,000                 288,360
-----------------------------------------------------------------------------------------
Michaels Stores, Inc./1/                                   13,000                 667,810
-----------------------------------------------------------------------------------------
Movado Group, Inc.                                          7,700                 125,510
-----------------------------------------------------------------------------------------
O'Reilly Automotive, Inc./1/                               29,700                 839,322
-----------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc./1/                     80,000               1,100,000
-----------------------------------------------------------------------------------------
Reebok International Ltd./1/                               69,700               1,446,972
-----------------------------------------------------------------------------------------
Regis Corp. of Minnesota                                   21,000                 446,460
-----------------------------------------------------------------------------------------
Ross Stores, Inc.                                           9,100                 284,830
-----------------------------------------------------------------------------------------
Smart & Final, Inc./1/                                     17,000                 160,650
-----------------------------------------------------------------------------------------
UniFirst Corp.                                             21,500                 377,325
                                                                              -----------
                                                                               14,357,276

-----------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--1.9%
bebe stores, inc./1/                                       92,200               1,537,896
-----------------------------------------------------------------------------------------
Coach, Inc./1/                                              7,000                 195,300
-----------------------------------------------------------------------------------------
Deb Shops, Inc.                                            25,000                 599,500
-----------------------------------------------------------------------------------------
Jones Apparel Group, Inc./1/                                6,316                 174,322
-----------------------------------------------------------------------------------------
Nautica Enterprises, Inc./1/                               14,000                 169,680
-----------------------------------------------------------------------------------------
OshKosh B'Gosh, Inc., Cl. A                                 5,000                 173,700
-----------------------------------------------------------------------------------------
Phillips-Van Heusen Corp.                                  48,000                 409,920
-----------------------------------------------------------------------------------------
Polo Ralph Lauren Corp./1/                                 19,000                 418,380
-----------------------------------------------------------------------------------------
Quaker Fabric Corp./1/                                     73,000                 489,830
-----------------------------------------------------------------------------------------
Quicksilver, Inc./1/                                       12,300                 161,991
-----------------------------------------------------------------------------------------
Tommy Hilfiger Corp./1/                                    86,700                 996,183
-----------------------------------------------------------------------------------------
Too, Inc./1/                                               10,300                 274,083
                                                                              -----------
                                                                                5,600,785

                     17 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

                                                                             Market Value
                                                          Shares              See Note 1
-----------------------------------------------------------------------------------------

Consumer Staples--7.9%
-----------------------------------------------------------------------------------------
Beverages--0.4%
Constellation Brands, Inc., Cl. A./1/                      14,000             $   574,560
-----------------------------------------------------------------------------------------
Cott Corp./1/                                              48,000                 673,920
                                                                              -----------
                                                                                1,248,480

-----------------------------------------------------------------------------------------
Broadcasting--0.9%
Crown Media Holdings, Inc., Cl. A./1/                      29,000                 298,120
-----------------------------------------------------------------------------------------
Emmis Communications Corp., Cl. A./1/                     110,000               1,490,500
-----------------------------------------------------------------------------------------
Saga Communications, Inc., Cl. A./1/                        8,000                 160,000
-----------------------------------------------------------------------------------------
Salem Communications Corp., Cl. A./1/                      28,500                 549,765
                                                                              -----------
                                                                                2,498,385

-----------------------------------------------------------------------------------------
Education--0.4%
Corinthian Colleges, Inc./1/                                6,000                 219,180
-----------------------------------------------------------------------------------------
ITT Educational Services, Inc./1/                          18,000                 685,080
-----------------------------------------------------------------------------------------
New Horizons Worldwide, Inc./1/                             7,000                  73,500
-----------------------------------------------------------------------------------------
PLATO Learning, Inc./1/                                    21,733                 308,609
                                                                              -----------
                                                                                1,286,369

-----------------------------------------------------------------------------------------
Entertainment--3.2%
AFC Enterprises, Inc./1/                                   18,000                 454,500
-----------------------------------------------------------------------------------------
Applebee's International, Inc.                             22,500                 677,250
-----------------------------------------------------------------------------------------
Aztar Corp./1/                                              9,000                 129,150
-----------------------------------------------------------------------------------------
Brinker International, Inc./1/                             24,250                 615,950
-----------------------------------------------------------------------------------------
Buca, Inc./1/                                             119,200               1,618,736
-----------------------------------------------------------------------------------------
CBRL Group, Inc.                                           18,000                 451,980
-----------------------------------------------------------------------------------------
Landry's Restaurants, Inc.                                 21,500                 377,325
-----------------------------------------------------------------------------------------
LodgeNet Entertainment Corp./1/                             8,000                 120,880
-----------------------------------------------------------------------------------------
Rare Hospitality International, Inc./1/                    79,200               1,443,816
-----------------------------------------------------------------------------------------
Ruby Tuesday, Inc.                                        172,600               2,975,624
-----------------------------------------------------------------------------------------
THQ, Inc./1/                                               13,400                 667,320
                                                                              -----------
                                                                                9,532,531

-----------------------------------------------------------------------------------------
Food--1.9%
American Italian Pasta Co./1/                              20,000                 814,600
-----------------------------------------------------------------------------------------
Bunge Ltd./1/                                             146,800               2,586,616
-----------------------------------------------------------------------------------------
Dreyer's Grand Ice Cream, Inc.                              5,900                 192,930
-----------------------------------------------------------------------------------------
Fresh Del Monte Produce, Inc./1/                           37,000                 486,550
-----------------------------------------------------------------------------------------
J & J Snack Foods Corp./1/                                  3,000                  66,420
-----------------------------------------------------------------------------------------
Lance, Inc.                                                50,000                 667,500
-----------------------------------------------------------------------------------------
Nash Finch Co.                                             20,000                 461,000
-----------------------------------------------------------------------------------------
Nature's Sunshine Products, Inc.                           11,000                 127,050
-----------------------------------------------------------------------------------------
Triarc Cos./1/                                             11,500                 265,650
                                                                              -----------
                                                                                5,668,316

                     18 | OPPENHEIMER SMALL CAP VALUE FUND

                                                                             Market Value
                                                                   Shares      See Note 1
-----------------------------------------------------------------------------------------

Food & Drug Retailers--0.3%
Duane Reade, Inc./1/                                                5,000      $  149,600
-----------------------------------------------------------------------------------------
Fleming Cos., Inc.                                                 19,000         457,900
-----------------------------------------------------------------------------------------
Pathmark Stores, Inc./1/                                           15,000         353,700
                                                                               ----------
                                                                                  961,200

-----------------------------------------------------------------------------------------
Household Goods--0.7%
Church & Dwight Co., Inc.                                          29,000         754,000
-----------------------------------------------------------------------------------------
Dial Corp. (The)                                                   53,000         884,040
-----------------------------------------------------------------------------------------
Nu Skin Asia Pacific, Inc., Cl. A                                  40,200         298,686
-----------------------------------------------------------------------------------------
Ruddick Corp.                                                      13,000         198,250
                                                                               ----------
                                                                                2,134,976

-----------------------------------------------------------------------------------------
Tobacco--0.1%
DIMON, Inc.                                                        45,000         281,250
-----------------------------------------------------------------------------------------
Standard Commercial Corp.                                           6,500         120,900
                                                                               ----------
                                                                                  402,150

-----------------------------------------------------------------------------------------
Energy--6.7%
-----------------------------------------------------------------------------------------
Energy Services--2.6%
Cal Dive International, Inc./1/                                    25,400         530,606
-----------------------------------------------------------------------------------------
Carbo Ceramics, Inc.                                               14,000         509,320
-----------------------------------------------------------------------------------------
Core Laboratories NV./1/                                          105,000       1,711,500
-----------------------------------------------------------------------------------------
Ensign Resource Service Group, Inc.                               114,000         941,258
-----------------------------------------------------------------------------------------
Global Industries Ltd./1/                                          37,000         261,590
-----------------------------------------------------------------------------------------
Helmerich & Payne, Inc.                                            30,000         909,900
-----------------------------------------------------------------------------------------
Lufkin Industries, Inc.                                             6,000         162,300
-----------------------------------------------------------------------------------------
Oceaneering International, Inc./1/                                 29,000         565,500
-----------------------------------------------------------------------------------------
Superior Energy Services, Inc./1/                                  73,000         576,700
-----------------------------------------------------------------------------------------
Tesco Corp./1/                                                     41,200         255,780
-----------------------------------------------------------------------------------------
Torch Offshore, Inc./1/                                            30,200         166,402
-----------------------------------------------------------------------------------------
Trican Well Service Ltd./1/                                        74,300         690,738
-----------------------------------------------------------------------------------------
Varco International, Inc./1/                                       24,500         367,500
                                                                           --------------
                                                                                7,649,094

-----------------------------------------------------------------------------------------
Oil: Domestic--2.2%
Callon Petroleum Co./1/                                            50,000         339,000
-----------------------------------------------------------------------------------------
Denbury Resources, Inc./1/                                          8,600          73,960
-----------------------------------------------------------------------------------------
Frontier Oil Corp.                                                 80,500       1,529,500
-----------------------------------------------------------------------------------------
Kerr/McGee Corp.                                                    3,544         204,134
-----------------------------------------------------------------------------------------
Ocean Energy, Inc.                                                 17,000         310,250
-----------------------------------------------------------------------------------------
Patina Oil & Gas Corp.                                             11,100         299,145
-----------------------------------------------------------------------------------------
Prize Energy Corp., New (formerly known as
Vista Energy Resources, Inc.) /1/                                  22,700         389,305

                     19 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

                                                                              Market Value
                                                                   Shares       See Note 1
   ---------------------------------------------------------------------------------------

   Oil: Domestic Continued
   Quicksilver Resources, Inc./1/                                  23,000      $   334,650
   ---------------------------------------------------------------------------------------
   Spinnaker Exploration Co./1/                                    12,000          526,560
   ---------------------------------------------------------------------------------------
   Sunoco, Inc.                                                    21,000          786,030
   ---------------------------------------------------------------------------------------
   Swift Energy Co./1/                                             10,000          236,500
   ---------------------------------------------------------------------------------------
   Ultramar Diamond Shamrock Corp.                                 21,000        1,051,050
   ---------------------------------------------------------------------------------------
   Westport Resources Corp./1/                                     30,000          518,100
                                                                               -----------
                                                                                 6,598,184

   ---------------------------------------------------------------------------------------
   Oil: International--1.9%
   Canadian 88 Energy Corp./1/                                    254,700          333,906
   ---------------------------------------------------------------------------------------
   Canadian Hunter Exploration Ltd./1/                             40,000        1,326,106
   ---------------------------------------------------------------------------------------
   Compton Petroleum Corp./1/                                     280,000          820,623
   ---------------------------------------------------------------------------------------
   Paramount Resources Ltd./1/                                     75,000          683,537
   ---------------------------------------------------------------------------------------
   Penn West Petroleum Ltd./1/                                     13,000          325,287
   ---------------------------------------------------------------------------------------
   Rio Alto Exploration Ltd./1/                                    33,620          528,478
   ---------------------------------------------------------------------------------------
   Ventus Energy Ltd./1/                                          118,300          272,151
   ---------------------------------------------------------------------------------------
   Vermilion Resources Ltd./1/                                    200,000        1,342,493
                                                                               -----------
                                                                                 5,632,581

   ---------------------------------------------------------------------------------------
   Financial--17.7%
   ---------------------------------------------------------------------------------------
   Banks--9.0%
   1st Source Corp.                                                17,600          367,664
   ---------------------------------------------------------------------------------------
   American Financial Holdings, Inc.                               52,600        1,334,988
   ---------------------------------------------------------------------------------------
   Andover Bancorp, Inc.                                            3,000          148,950
   ---------------------------------------------------------------------------------------
   Area Bancshares Corp.                                            8,000          135,200
   ---------------------------------------------------------------------------------------
   Arrow Financial Corp.                                              420           11,861
   ---------------------------------------------------------------------------------------
   Associated Banc-Corp.                                           10,000          344,200
   ---------------------------------------------------------------------------------------
   BancFirst Corp.                                                  3,000          104,250
   ---------------------------------------------------------------------------------------
   BancorpSouth, Inc.                                              17,000          260,100
   ---------------------------------------------------------------------------------------
   Banner Corp.                                                    19,500          338,715
   ---------------------------------------------------------------------------------------
   BOK Financial Corp.                                             14,785          458,335
   ---------------------------------------------------------------------------------------
   Boston Private Financial Holdings, Inc.                          9,900          201,069
   ---------------------------------------------------------------------------------------
   City National Corp.                                             10,000          410,000
   ---------------------------------------------------------------------------------------
   Coastal Bancorp, Inc.                                           14,000          416,500
   ---------------------------------------------------------------------------------------
   Commerce Bancshares, Inc.                                       21,800          790,686
   ---------------------------------------------------------------------------------------
   Commercial Federal Corp.                                         8,000          199,680
   ---------------------------------------------------------------------------------------
   Community First Bankshares, Inc.                                18,000          432,360
   ---------------------------------------------------------------------------------------
   Connecticut Bancshares, Inc.                                     6,000          139,680
   ---------------------------------------------------------------------------------------
   Corus Bankshares, Inc.                                           3,000          125,700

                     20 | OPPENHEIMER SMALL CAP VALUE FUND

                                                                             Market Value
                                                                   Shares      See Note 1
-----------------------------------------------------------------------------------------
Banks Continued

Cullen/Frost Bankers, Inc.                                         40,000    $  1,078,400
-----------------------------------------------------------------------------------------
Dime Community Bancshares, Inc.                                    37,500         909,375
-----------------------------------------------------------------------------------------
Downey Financial Corp.                                              3,000         105,420
-----------------------------------------------------------------------------------------
F.N.B. Corp.                                                       24,150         588,294
-----------------------------------------------------------------------------------------
First BanCorp                                                      23,000         631,810
-----------------------------------------------------------------------------------------
First Citizens BancShares, Inc., Cl. A                              7,000         658,000
-----------------------------------------------------------------------------------------
First Commonwealth Financial Corp.                                 18,000         201,600
-----------------------------------------------------------------------------------------
First Federal Capital Corp.                                           600           8,832
-----------------------------------------------------------------------------------------
First Financial Bankshares, Inc.                                    3,250          97,045
-----------------------------------------------------------------------------------------
First Indiana Corp.                                                11,000         267,190
-----------------------------------------------------------------------------------------
First Midwest Bancorp, Inc.                                         3,000         100,260
-----------------------------------------------------------------------------------------
First Republic Bank/1/                                             24,000         483,600
-----------------------------------------------------------------------------------------
First Sentinel Bancorp, Inc.                                       39,000         469,950
-----------------------------------------------------------------------------------------
First Virginia Banks, Inc.                                          3,500         158,130
-----------------------------------------------------------------------------------------
Frontier Financial Corp.                                            5,000         137,050
-----------------------------------------------------------------------------------------
Glacier Bancorp, Inc.                                              19,000         307,610
-----------------------------------------------------------------------------------------
Hancock Holding Co.                                                 3,000         116,700
-----------------------------------------------------------------------------------------
Harbor Florida Bancshares, Inc.                                    29,900         500,825
-----------------------------------------------------------------------------------------
Hibernia Corp., Cl. A                                              46,800         711,360
-----------------------------------------------------------------------------------------
Independence Community Bank Corp.                                  35,000         851,200
-----------------------------------------------------------------------------------------
Independent Bank Corp.-Massachusetts                               27,300         530,985
-----------------------------------------------------------------------------------------
Independent Bank Corp.-Michigan                                    25,200         685,944
-----------------------------------------------------------------------------------------
Integra Bank Corp.                                                  6,000         131,160
-----------------------------------------------------------------------------------------
International Bancshares Corp.                                      3,750         139,613
-----------------------------------------------------------------------------------------
Irwin Financial Corp.                                              23,500         364,250
-----------------------------------------------------------------------------------------
MAF Bancorp, Inc.                                                  33,400         935,200
-----------------------------------------------------------------------------------------
Main Street Banks, Inc.                                             7,000         115,500
-----------------------------------------------------------------------------------------
Mississippi Valley Bancshares, Inc.                                16,000         606,720
-----------------------------------------------------------------------------------------
NBT Bancorp, Inc.                                                  35,000         464,450
-----------------------------------------------------------------------------------------
Pacific Northwest Bancorp                                          27,000         545,524
-----------------------------------------------------------------------------------------
Prosperity Bancshares, Inc.                                        22,000         603,240
-----------------------------------------------------------------------------------------
Provident Bankshares Corp.                                         33,600         739,872
-----------------------------------------------------------------------------------------
R & G Financial Corp., Cl. B                                       18,000         333,540
-----------------------------------------------------------------------------------------
Republic Bancorp, Inc.                                             34,000         501,500
-----------------------------------------------------------------------------------------
Riggs National Corp.                                                9,000         127,350
-----------------------------------------------------------------------------------------
Roslyn Bancorp, Inc.                                               25,500         462,825
-----------------------------------------------------------------------------------------
S&T Bancorp, Inc.                                                  28,000         651,840
-----------------------------------------------------------------------------------------
Sandy Spring Bancorp, Inc.                                          5,000         202,050
-----------------------------------------------------------------------------------------
Seacoast Financial Services Corp.                                  42,600         639,000
-----------------------------------------------------------------------------------------
Second Bancorp, Inc.                                                6,000         130,140
-----------------------------------------------------------------------------------------
Sky Financial Group, Inc.                                           7,000         139,510

                     21 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

                                                                             Market Value
                                                                   Shares      See Note 1
-----------------------------------------------------------------------------------------

Banks Continued
South Financial Group, Inc. (The)                                  11,000     $   175,450
-----------------------------------------------------------------------------------------
St. Francis Capital Corp.                                           1,900          38,475
-----------------------------------------------------------------------------------------
Staten Island Bancorp, Inc.                                        21,800         630,892
-----------------------------------------------------------------------------------------
Sterling Bancorp                                                    6,100         163,480
-----------------------------------------------------------------------------------------
Sterling Bancshares, Inc.                                          51,600         614,556
-----------------------------------------------------------------------------------------
UCBH Holdings, Inc.                                                12,000         348,000
-----------------------------------------------------------------------------------------
Umpqua Holdings Corp.                                               2,100          25,914
-----------------------------------------------------------------------------------------
United Bankshares, Inc.                                            24,000         652,800
-----------------------------------------------------------------------------------------
United National Bancorp                                             3,000          73,290
                                                                              -----------
                                                                               26,375,659

-----------------------------------------------------------------------------------------
Diversified Financial--2.5%
Actrade Financial Technologies Ltd./1/                             29,000         726,450
-----------------------------------------------------------------------------------------
Allied Capital Corp.                                               10,000         225,200
-----------------------------------------------------------------------------------------
American Capital Strategies Ltd.                                   23,900         592,003
-----------------------------------------------------------------------------------------
Doral Financial Corp.                                              28,000         976,360
-----------------------------------------------------------------------------------------
Federal Agricultural Mortgage Corp., Non-Vtg./1/                   19,500         854,100
-----------------------------------------------------------------------------------------
Financial Federal Corp./1/                                         31,500         787,500
-----------------------------------------------------------------------------------------
First American Corp. (The)                                         14,400         239,760
-----------------------------------------------------------------------------------------
Global Payments, Inc.                                              36,600       1,096,170
-----------------------------------------------------------------------------------------
IBERIABANK Corp.                                                   13,600         377,128
-----------------------------------------------------------------------------------------
Jefferies Group, Inc.                                              16,000         530,720
-----------------------------------------------------------------------------------------
Jones Lang LaSalle, Inc./1/                                        18,000         269,100
-----------------------------------------------------------------------------------------
PMI Group, Inc. (The)                                               5,500         304,975
-----------------------------------------------------------------------------------------
Resource Bancshares Mortgage Group, Inc.                            9,000          78,390
-----------------------------------------------------------------------------------------
WFS Financial, Inc./1/                                             20,777         423,851
                                                                              -----------
                                                                                7,481,707

-----------------------------------------------------------------------------------------
Insurance--3.8%
Alfa Corp.                                                          4,000          85,200
-----------------------------------------------------------------------------------------
AmerUs Group Co.                                                   28,000         847,560
-----------------------------------------------------------------------------------------
Annuity & Life RE Holdings Ltd.                                    10,000         232,400
-----------------------------------------------------------------------------------------
Commerce Group, Inc. (The)                                         23,000         838,350
-----------------------------------------------------------------------------------------
Fidelity National Financial, Inc.                                  12,100         278,421
-----------------------------------------------------------------------------------------
First Health Group Corp./1/                                        17,000         459,000
-----------------------------------------------------------------------------------------
Gallagher (Arthur J.) & Co.                                        13,000         475,020
-----------------------------------------------------------------------------------------
Harleysville Group, Inc.                                           14,000         336,560
-----------------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                                        9,400         258,406
-----------------------------------------------------------------------------------------
HealthExtras, Inc./1/                                              12,000          69,960
-----------------------------------------------------------------------------------------
Hilb, Rogal & Hamilton Co.                                         12,100         700,953
-----------------------------------------------------------------------------------------
Kansas City Life Insurance Co.                                      4,000         148,760
-----------------------------------------------------------------------------------------
LandAmerica Financial Group, Inc.                                  10,300         269,757

                     22 | OPPENHEIMER SMALL CAP VALUE FUND

                                                                             Market Value
                                                                   Shares      See Note 1
-----------------------------------------------------------------------------------------

Insurance Continued
Leucadia National Corp.                                             4,000     $   115,920
-----------------------------------------------------------------------------------------
Old Republic International Corp.                                   20,000         507,400
-----------------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                                        37,500       3,618,000
-----------------------------------------------------------------------------------------
StanCorp Financial Group, Inc.                                     13,500         599,400
-----------------------------------------------------------------------------------------
Trenwick Group Ltd.                                                28,000         217,280
-----------------------------------------------------------------------------------------
Triad Guaranty, Inc./1/                                            14,000         461,300
-----------------------------------------------------------------------------------------
Vesta Insurance Group, Inc.                                        10,000         127,400
-----------------------------------------------------------------------------------------
Willis Group Holdings Ltd./1/                                      24,500         570,605
                                                                              -----------
                                                                               11,217,652

-----------------------------------------------------------------------------------------
Real Estate Investment Trusts--0.2%
Indymac Mortgage Holdings, Inc./1/                                 20,000         513,600
-----------------------------------------------------------------------------------------
Savings & Loans--2.2%
BankAtlantic Bancorp, Inc.                                         43,000         348,300
-----------------------------------------------------------------------------------------
BankUnited Financial Corp., Cl. A./1/                              18,500         270,100
-----------------------------------------------------------------------------------------
CFS Bancorp, Inc.                                                  17,000         228,480
-----------------------------------------------------------------------------------------
Commonwealth Bancorp, Inc.                                         12,000         253,440
-----------------------------------------------------------------------------------------
First Essex Bancorp, Inc.                                           9,200         241,960
-----------------------------------------------------------------------------------------
First Financial Holdings, Inc.                                     24,000         596,160
-----------------------------------------------------------------------------------------
First Niagara Financial Group, Inc.                                 6,000          99,240
-----------------------------------------------------------------------------------------
FirstFed Financial Corp./1/                                        16,000         355,840
-----------------------------------------------------------------------------------------
Flagstar Bancorp, Inc.                                             34,500         864,225
-----------------------------------------------------------------------------------------
Flushing Financial Corp.                                           16,200         289,980
-----------------------------------------------------------------------------------------
Hudson River Bancorp, Inc.                                         23,200         477,920
-----------------------------------------------------------------------------------------
Local Financial Corp./1/                                           25,000         308,750
-----------------------------------------------------------------------------------------
OceanFirst Financial Corp.                                          3,000          73,290
-----------------------------------------------------------------------------------------
Sovereign Bancorp, Inc.                                            89,000         881,100
-----------------------------------------------------------------------------------------
Washington Federal, Inc.                                           26,800         607,020
-----------------------------------------------------------------------------------------
Webster Financial Corp.                                            21,700         658,595
                                                                              -----------
                                                                                6,554,400

-----------------------------------------------------------------------------------------
Healthcare--8.7%
-----------------------------------------------------------------------------------------
Healthcare/Drugs--2.2%
Adolor Corp./1/                                                    28,500         437,475
-----------------------------------------------------------------------------------------
Advanced Neuromodulation Systems, Inc./1/                           1,500          37,950
-----------------------------------------------------------------------------------------
CIMA Labs, Inc./1/                                                  7,600         410,780
-----------------------------------------------------------------------------------------
Diagnostic Products Corp.                                          12,600         555,660
-----------------------------------------------------------------------------------------
Edwards Lifesciences Corp./1/                                      29,000         736,600
-----------------------------------------------------------------------------------------
Idexx Laboratories, Inc./1/                                        15,000         378,000
-----------------------------------------------------------------------------------------
LifePoint Hospitals, Inc./1/                                        1,500          46,770
-----------------------------------------------------------------------------------------
Owens & Minor, Inc.                                                15,000         264,150

                     23 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

                                                                             Market Value
                                                                   Shares      See Note 1
-----------------------------------------------------------------------------------------

Healthcare/Drugs Continued
Perrigo Co./1/                                                     72,000     $ 1,064,880
-----------------------------------------------------------------------------------------
SangStat Medical Corp./1/                                          12,000         271,680
-----------------------------------------------------------------------------------------
Sicor, Inc./1/                                                     26,000         487,500
-----------------------------------------------------------------------------------------
Syncor International Corp./1/                                      10,000         290,000
-----------------------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd./1/                              8,600         362,060
-----------------------------------------------------------------------------------------
Telik, Inc./1/                                                     45,900         360,315
-----------------------------------------------------------------------------------------
U.S. Physical Therapy, Inc./1/                                     36,000         633,600
-----------------------------------------------------------------------------------------
XOMA Ltd./1/                                                       27,000         201,690
                                                                              -----------
                                                                                6,539,110

-----------------------------------------------------------------------------------------
Healthcare/Supplies & Services--6.5%
Accredo Health, Inc./1/                                            15,500         528,860
-----------------------------------------------------------------------------------------
AdvancePCS, Inc./1/                                                15,500         941,935
-----------------------------------------------------------------------------------------
Aksys Ltd./1/                                                      59,000         301,490
-----------------------------------------------------------------------------------------
Alberto-Culver Co., Cl. A                                          12,000         435,600
-----------------------------------------------------------------------------------------
Beverly Enterprises, Inc./1/                                       88,000         659,120
-----------------------------------------------------------------------------------------
Brown & Brown, Inc.                                                10,000         574,000
-----------------------------------------------------------------------------------------
Cantel Medical Corp./1/                                            20,800         466,960
-----------------------------------------------------------------------------------------
CONMED Corp./1/                                                    28,200         475,734
-----------------------------------------------------------------------------------------
Cooper Cos., Inc. (The)                                            21,000       1,008,000
-----------------------------------------------------------------------------------------
CorVel Corp./1/                                                    62,700       1,881,000
-----------------------------------------------------------------------------------------
Cytyc Corp./1/                                                      3,000          78,660
-----------------------------------------------------------------------------------------
Datascope Corp.                                                    17,700         592,773
-----------------------------------------------------------------------------------------
Dynacare, Inc./1/                                                  39,000         510,900
-----------------------------------------------------------------------------------------
Dynacq International, Inc./1/                                      23,500         414,310
-----------------------------------------------------------------------------------------
Gentiva Health Services, Inc./1/                                   64,000       1,088,000
-----------------------------------------------------------------------------------------
Haemonetics Corp./1/                                               20,500         781,050
-----------------------------------------------------------------------------------------
ICU Medical, Inc./1/                                               14,900         655,451
-----------------------------------------------------------------------------------------
Invacare Corp.                                                     24,500         820,750
-----------------------------------------------------------------------------------------
Inverness Medical Technology, Inc./1/                               1,400          53,550
-----------------------------------------------------------------------------------------
Ladish Co., Inc./1/                                                18,000         156,420
-----------------------------------------------------------------------------------------
Landauer, Inc.                                                      2,300          70,150
-----------------------------------------------------------------------------------------
Manor Care, Inc./1/                                                29,000         677,440
-----------------------------------------------------------------------------------------
Mid Atlantic Medical Services, Inc./1/                             31,000         575,050
-----------------------------------------------------------------------------------------
Ocular Sciences, Inc./1/                                           19,000         438,330
-----------------------------------------------------------------------------------------
Oxford Health Plans, Inc./1/                                       16,500         388,740
-----------------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc./1/                        22,500         600,075
-----------------------------------------------------------------------------------------
ResMed, Inc./1/                                                    10,500         585,900
-----------------------------------------------------------------------------------------
Sola International, Inc./1/                                        44,000         703,120
-----------------------------------------------------------------------------------------
SRI/Surgical Express, Inc./1/                                      13,300         326,914

                     24 | OPPENHEIMER SMALL CAP VALUE FUND

                                                                             Market Value
                                                                   Shares      See Note 1
-----------------------------------------------------------------------------------------

Healthcare/Supplies & Services Continued
Steris Corp./1/                                                    31,000      $  694,400
-----------------------------------------------------------------------------------------
Sybron Dental Specialities, Inc./1/                                32,800         672,400
-----------------------------------------------------------------------------------------
Triad Hospitals, Inc./1/                                            5,000         134,500
-----------------------------------------------------------------------------------------
Unilab Corp./1/                                                     7,700         182,336
-----------------------------------------------------------------------------------------
United Surgical Partners International, Inc./1/                    13,600         244,800
-----------------------------------------------------------------------------------------
Universal Health Services, Inc., Cl. B./1/                          6,000         242,340
-----------------------------------------------------------------------------------------
Vital Signs, Inc.                                                  12,000         324,600
                                                                               ----------
                                                                               19,285,658

-----------------------------------------------------------------------------------------
Technology--7.5%
Computer Hardware--2.0%
-----------------------------------------------------------------------------------------
3D Systems Corp./1/                                                 7,800          86,346
-----------------------------------------------------------------------------------------
Maxtor Corp./1/                                                   600,000       2,940,000
-----------------------------------------------------------------------------------------
Mentor Graphics Corp./1/                                          144,500       2,739,720
                                                                               ----------
                                                                                5,766,066

-----------------------------------------------------------------------------------------
Computer Services--1.0%
Bel Fuse, Inc., Cl. A./1/                                           6,000         117,000
-----------------------------------------------------------------------------------------
F.Y.I., Inc./1/                                                    12,900         463,755
-----------------------------------------------------------------------------------------
FactSet Research Systems, Inc.                                     12,000         297,000
-----------------------------------------------------------------------------------------
HNC Software, Inc./1/                                              71,000       1,228,300
-----------------------------------------------------------------------------------------
MedQuist, Inc./1/                                                  31,000         753,300
-----------------------------------------------------------------------------------------
SkillSoft Corp./1/                                                  7,000         160,650
                                                                               ----------
                                                                                3,020,005

-----------------------------------------------------------------------------------------
Computer Software--1.7%
Axcelis Technologies, Inc./1/                                     137,200       1,798,692
-----------------------------------------------------------------------------------------
Catapult Communications Corp./1/                                   37,000         838,050
-----------------------------------------------------------------------------------------
Century Business Services, Inc./1/                                 72,000         128,160
-----------------------------------------------------------------------------------------
Deltek Systems, Inc./1/                                            31,300         146,797
-----------------------------------------------------------------------------------------
Fair, Isaac & Co., Inc.                                            14,700         698,985
-----------------------------------------------------------------------------------------
Innodata Corp./1/                                                  35,000         120,750
-----------------------------------------------------------------------------------------
Open Text Corp./1/                                                 32,000         825,920
-----------------------------------------------------------------------------------------
ProQuest Co./1/                                                     5,000         171,000
-----------------------------------------------------------------------------------------
Renaissance Learning, Inc./1/                                       6,000         196,260
                                                                               ----------
                                                                                4,924,614

-----------------------------------------------------------------------------------------
Communications Equipment--1.3%
Enterasys Networks, Inc./1/                                       386,800       3,078,928
-----------------------------------------------------------------------------------------
ESCO Technologies, Inc./1/                                         25,000         694,000
-----------------------------------------------------------------------------------------
Opticnet, Inc. /1,2/                                                9,350              --
                                                                               ----------
                                                                                3,772,928

                     25 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

                                                                             Market Value
                                                                   Shares      See Note 1
-----------------------------------------------------------------------------------------

Electronics--1.5%
Bio-Rad Laboratories, Inc., Cl. A./1/                               5,600      $  347,200
-----------------------------------------------------------------------------------------
Checkpoint Systems, Inc./1/                                        19,000         198,740
-----------------------------------------------------------------------------------------
Engineered Support Systems, Inc.                                    8,300         413,257
-----------------------------------------------------------------------------------------
InterCept Group, Inc. (The)/1/                                     22,000         785,400
-----------------------------------------------------------------------------------------
Itron, Inc./1/                                                     13,600         381,616
-----------------------------------------------------------------------------------------
Monolithic System Technology, Inc./1/                              48,200         527,308
-----------------------------------------------------------------------------------------
Ultratech Stepper, Inc./1/                                        113,100       1,521,195
-----------------------------------------------------------------------------------------
Universal Electronics, Inc./1/                                     21,000         309,540
                                                                               ----------
                                                                                4,484,256

-----------------------------------------------------------------------------------------
Transportation--1.9%
-----------------------------------------------------------------------------------------
Air Transportation--0.1%
Atlantic Coast Airlines Holdings, Inc./1/                          17,000         319,260
-----------------------------------------------------------------------------------------
Railroads & Truckers--1.3%
Arnold Industries, Inc.                                            46,500       1,005,330
-----------------------------------------------------------------------------------------
Genesee & Wyoming, Inc., Cl. A./1/                                 26,700         719,565
-----------------------------------------------------------------------------------------
Heartland Express, Inc./1/                                         25,000         587,500
-----------------------------------------------------------------------------------------
Quixote Corp.                                                      26,600         589,190
-----------------------------------------------------------------------------------------
RailAmerica, Inc./1/                                               50,700         590,655
-----------------------------------------------------------------------------------------
Yellow Corp/1/                                                     15,000         330,000
                                                                               ----------
                                                                                3,822,240

-----------------------------------------------------------------------------------------
Shipping--0.5%
OMI Corp./1/                                                       72,000         290,880
-----------------------------------------------------------------------------------------
Overseas Shipholding Group, Inc.                                   43,000       1,070,270
                                                                               ----------
                                                                                1,361,150

-----------------------------------------------------------------------------------------
Utilities--2.1%
-----------------------------------------------------------------------------------------
Electric Utilities--0.7%
AGL Resources, Inc.                                                 1,300          26,845
-----------------------------------------------------------------------------------------
Black Hills Corp.                                                   6,000         164,760
-----------------------------------------------------------------------------------------
Conectiv, Inc.                                                     19,800         467,280
-----------------------------------------------------------------------------------------
Covanta Energy Corp./1/                                            49,000         637,980
-----------------------------------------------------------------------------------------
Energen Corp.                                                      10,000         245,000
-----------------------------------------------------------------------------------------
NorthWestern Corp.                                                  7,000         134,750
-----------------------------------------------------------------------------------------
South Jersey Industries, Inc.                                       4,000         132,200
-----------------------------------------------------------------------------------------
UniSource Energy Corp.                                             15,000         236,400
                                                                               ----------
                                                                                2,045,215

                     26 | OPPENHEIMER SMALL CAP VALUE FUND

                                                                             Market Value
                                                                   Shares      See Note 1
-----------------------------------------------------------------------------------------

Gas Utilities--1.4%
Cascade Natural Gas Corp.                                           6,000    $    121,200
-----------------------------------------------------------------------------------------
Equitable Resources, Inc.                                          22,000         724,020
-----------------------------------------------------------------------------------------
NICOR, Inc.                                                         6,000         233,340
-----------------------------------------------------------------------------------------
Piedmont Natural Gas Co., Inc.                                      7,000         222,600
-----------------------------------------------------------------------------------------
Questar Corp.                                                      17,000         374,000
-----------------------------------------------------------------------------------------
Southwestern Energy Co./1/                                         61,000         719,800
-----------------------------------------------------------------------------------------
UGI Corp.                                                           4,000         115,600
-----------------------------------------------------------------------------------------
Western Gas Resources, Inc.                                        50,000       1,611,000
                                                                             ------------
                                                                                4,121,560
                                                                             ------------
Total Common Stocks (Cost $253,877,569)                                       263,020,728

                                                                Principal
                                                                   Amount
=========================================================================================

Repurchase Agreements--10.9%

Repurchase agreement with Banc One Capital
Markets, Inc., 2.54%, dated 10/31/01, to
be repurchased at $32,104,265 on 11/1/01,
collateralized by U.S. Treasury Nts.,
7.875%, 11/15/04, with a value of
$22,833,562 and U.S. Treasury Bills,
1/3/02, with a value of $9,913,327
(Cost $32,102,000)                                            $32,102,000      32,102,000
-----------------------------------------------------------------------------------------
Total Investments, at Value (Cost $285,979,569)                     100.1%    295,122,728
-----------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                (0.1)       (296,280)
                                                              ---------------------------
Net Assets                                                          100.0%   $294,826,448
                                                              ===========================

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of
   Notes to Financial Statements.

See accompanying Notes to Financial Statements.

                     27 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2001

   =======================================================================================
   Assets

   Investments, at value (including repurchase agreements
   of $32,102,000) (cost $285,979,569)--see accompanying statement         $   295,122,728
   ---------------------------------------------------------------------------------------
   Cash                                                                            904,786
   ---------------------------------------------------------------------------------------
   Receivables and other assets:
   Investment sold                                                               6,457,961
   Interest and dividends                                                           83,139
   Other                                                                            46,396
                                                                           ---------------
   Total assets                                                                302,615,010

   =======================================================================================
   Liabilities

   Payables and other liabilities:
   Investments purchased                                                         7,005,072
   Shares of beneficial interest redeemed                                          540,894
   Shareholder reports                                                             110,961
   Distribution and service plan fees                                               61,461
   Trustees' compensation                                                           30,571
   Transfer and shareholder servicing agent fees                                     1,421
   Other                                                                            38,182
                                                                           ---------------
   Total liabilities                                                             7,788,562

   =======================================================================================
   Net Assets                                                              $   294,826,448
                                                                           ===============

   =======================================================================================
   Composition of Net Assets
   Par value of shares of beneficial interest                              $       153,933
   ---------------------------------------------------------------------------------------
   Additional paid-in capital                                                  284,966,191
   ---------------------------------------------------------------------------------------
   Accumulated net investment loss                                                 (25,521)
   ---------------------------------------------------------------------------------------
   Accumulated net realized gain (loss) on investments and foreign
   currency transactions                                                           588,686
   ---------------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
   currencies                                                                    9,143,159
                                                                           ---------------
   Net Assets                                                              $   294,826,448
                                                                           ===============

                     28 | OPPENHEIMER SMALL CAP VALUE FUND

   ===============================================================================
   Net Asset Value Per Share

   Class A Shares:
   Net asset value and redempton price per share (based on net assets of $172,394,949 and 8,827,758 shares of beneficial
   interest outstanding)                                                    $19.53
   Maximum offering price per share (net asset value plus sales
   charge of 5.75% of offering price)                                       $20.72
   -------------------------------------------------------------------------------
   Class B Shares:
   Net asset value, redemption price (excludes applicable
   contingent deferred sales charge) and offering price per
   share (based on net assets of $95,417,929 and 5,115,790
   shares of beneficial interest outstanding)                               $18.65
   -------------------------------------------------------------------------------
   Class C Shares:
   Net asset value, redemption price (excludes applicable
   contingent deferred sales charge) and offering price per
   share (based on net assets of $26,604,376 and 1,428,751 shares
   of beneficial interest outstanding)                                      $18.62
   -------------------------------------------------------------------------------
   Class N Shares:
   Net asset value, redemption price (excludes applicable
   contingent deferred sales charge) and offering price per share
   (based on net assets of $409,194 and 20,976 shares of beneficial
   interest outstanding)                                                    $19.51

See accompanying Notes to Financial Statements.

                     29 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2001

   =======================================================================================
   Investment Income

   Dividends (net of foreign withholding taxes of $9,409)                     $  1,677,512

---------------------------------------------------------------------------------------
   Interest                                                                        511,368
                                                                              ============
   Total income                                                                  2,188,880

   =======================================================================================
   Expenses

   Management fees                                                               2,752,474

---------------------------------------------------------------------------------------
   Distribution and service plan fees:
   Class A                                                                         664,116
   Class B                                                                         881,672
   Class C                                                                         241,123
   Class N                                                                             352

---------------------------------------------------------------------------------------
   Transfer and shareholder servicing agent:
   Class A                                                                         477,436
   Class B                                                                         258,961
   Class C                                                                          71,306
   Class N                                                                             253

---------------------------------------------------------------------------------------
   Shareholder reports                                                             196,391

---------------------------------------------------------------------------------------
   Trustees' compensation                                                           24,567

---------------------------------------------------------------------------------------
   Custodian fees and expenses                                                      14,591

---------------------------------------------------------------------------------------
   Other                                                                           197,793
                                                                              ------------
   Total expenses                                                                5,781,035
   Less voluntary waiver of transfer and shareholder servicing agent fees -         (9,563)
   Classes A, B, C and N
   Less reduction to custodian expenses                                             (8,754)
                                                                              ------------
   Net expenses                                                                  5,762,718

   =======================================================================================
   Net Investment Loss                                                          (3,573,838)

   =======================================================================================
   Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
   Investments                                                                   2,204,057
   Foreign currency transactions                                                  (286,979)
                                                                              ------------
   Net relized gain (loss)                                                       1,917,078

---------------------------------------------------------------------------------------
   Net change in unrealized appreciation
   (depreciation) on:
   Investments                                                                  (8,984,598)
   Translation of assets and liabilities denominated in foreign currencies           1,105
                                                                              ------------
   Net change                                                                   (8,983,493)
                                                                              ------------
   Net realized and unrealized gain (loss)                                      (7,066,415)

   =======================================================================================
   Net Decrease in Net Assets Resulting from Operations                       $(10,640,253)
                                                                              ============

See accompanying Notes to Financial Statements.

                     30 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

   Year Ended October 31,                                             2001            2000
   =======================================================================================
   Operations

   Net investment income (loss)                              $  (3,573,838) $   (2,892,727)
   ---------------------------------------------------------------------------------------
   Net realized gain (loss)                                      1,917,078      27,159,296
   ---------------------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation)         (8,983,493)     31,805,185
                                                             -----------------------------
   Net increase (decrease) in net assets resulting from
   operations                                                  (10,640,253)     56,071,754
   =======================================================================================
   Dividends and/or Distributions to Shareholders
   Distributions from net realized gain:
   Class A                                                      (7,643,347)         (5,138)
   Class B                                                      (4,245,696)         (2,912)
   Class C                                                      (1,096,851)         (1,931)
   Class N                                                              --              --

   =======================================================================================
   Beneficial Interest Transactions
   Net increase (decrease) in net assets
   resulting from beneficial interest transactions:
   Class A                                                      28,136,903     (27,102,389)
   Class B                                                      19,515,640     (16,832,955)
   Class C                                                       6,597,307      (3,301,267)
   Class N                                                         410,857              --

   =======================================================================================
   Net Assets

   Total increase                                               31,034,560       8,825,162
   ---------------------------------------------------------------------------------------
   Beginning of period                                         263,791,888     254,966,726
                                                             -----------------------------
   End of period (including accumulated net investment
   loss of $25,521 and $21,710, respectively)                $  294,826,448 $  263,791,888
                                                             =============================

See accompanying Notes to Financial Statements.

                     31 | OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

   Class A Year Ended October 31,            2001         2000        1999         1998            1997
   ====================================================================================================

   Per Share Operating Data
   Net asset value, beginning of period  $  21.26     $  16.82    $  17.29     $  22.26     $     19.03
   ----------------------------------------------------------------------------------------------------
   Income (loss) from investment
    operations:
   Net investment loss                       (.23)        (.16)       (.10)        (.09)           (.07)
   Net realized and unrealized gain
    (loss)                                   (.47)        4.60         .18        (3.02)           5.66
                                         --------------------------------------------------------------
   Total income (loss) from
   investment operations                     (.70)        4.44         .08        (3.11)           5.59
   ----------------------------------------------------------------------------------------------------
   Dividends and/or distributions to
   shareholders:
   Distributions from net realized gain     (1.03)          --/1/     (.54)       (1.86)          (2.36)
   Distributions in excess of net
   realized gain                               --           --        (.01)          --              --
                                         --------------------------------------------------------------
   Total dividends and/or distributions
   to shareholders                          (1.03)          --        (.55)       (1.86)          (2.36)
   ----------------------------------------------------------------------------------------------------
   Net asset value, end of period        $  19.53     $  21.26    $  16.82     $  17.29     $     22.26
                                         ==============================================================

   ====================================================================================================
   Total Return, at Net Asset Value/2/      (3.02)%      26.40%       0.38%      (15.05)%         32.72%

   =====================================================================================================
   Ratios/Supplemental Data

   Net assets, end of period
    (in thousands)                       $172,395     $157,759    $151,059     $183,567     $   181,973
   ----------------------------------------------------------------------------------------------------
   Average net assets (in thousands)     $163,007     $147,952    $170,205     $201,952     $   131,503
   ----------------------------------------------------------------------------------------------------
   Ratios to average net assets:/3/
   Net investment loss                      (1.06)%      (0.95)%     (0.60)%      (0.42)%         (0.32)%
   Expenses                                  1.86%        1.90%       1.96%        1.80%/4/        1.78%/4/
   ----------------------------------------------------------------------------------------------------
   Portfolio turnover rate                    162%         166%         87%          65%             82%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                     32 | OPPENHEIMER SMALL CAP VALUE FUND

Class B     Year Ended October 31,                                 2001      2000     1999      1998        1997
====================================================================================================================

Per Share Operating Data
Net asset value, beginning of period                            $ 20.47   $ 16.28  $ 16.84   $ 21.83     $ 18.79
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                                (.23)     (.33)    (.22)     (.12)       (.05)
Net realized and unrealized gain (loss)                            (.56)     4.52      .21     (3.01)       5.45

----------------------------------------------------
Total income (loss) from
investment operations                                              (.79)     4.19     (.01)    (3.13)       5.40
--------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                              (1.03)       --/1/  (.54)    (1.86)      (2.36)
Distributions in excess of net realized gain                         --        --     (.01)       --          --

----------------------------------------------------
Total dividends and/or distributions
to shareholders                                                   (1.03)       --     (.55)    (1.86)      (2.36)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 18.65   $ 20.47  $ 16.28   $ 16.84     $ 21.83

====================================================
====================================================================================================================
Total Return, at Net Asset Value/2/                               (3.60)%   25.74%   (0.16)%  (15.47)%     32.05%

====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                        $95,418   $83,859  $82,949   $98,041     $79,754
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                               $88,235   $79,526  $94,863   $97,818     $47,462
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment loss                                               (1.65)%   (1.48)%  (1.10)%   (0.92)%     (0.80)%
Expenses                                                           2.45%     2.44%    2.45%     2.31%/4/
2.27%/4/
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             162%       66%      87%       65%         82%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                     33 | OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

   Class C    Year Ended October 31,        2001      2000      1999      1998        1997
   ============================================================================================

   Per Share Operating Data
   Net asset value, beginning of period   $ 20.44   $ 16.25   $ 16.81   $ 21.79     $ 18.76
   --------------------------------------------------------------------------------------------
   Income (loss) from investment
     operations:
   Net investment loss                       (.19)     (.33)     (.25)     (.13)       (.08)
   Net realized and unrealized gain (loss)   (.60)     4.52       .24     (2.99)       5.47
                                          -----------------------------------------------------
   Total income (loss) from
     investment operations                   (.79)     4.19      (.01)    (3.12)       5.39
   --------------------------------------------------------------------------------------------
   Dividends and/or distributions to
     shareholders:
   Distributions from net realized gain     (1.03)       --/1/   (.54)    (1.86)      (2.36)
   Distributions in excess of net
     realized gain                             --        --      (.01)       --          --
                                          -----------------------------------------------------
   Total dividends and/or distributions
     to shareholders                        (1.03)       --      (.55)    (1.86)      (2.36)
   --------------------------------------------------------------------------------------------
   Net asset value, end of period         $ 18.62   $ 20.44   $ 16.25   $ 16.81     $ 21.79
                                          =====================================================
   ============================================================================================
   Total Return, at Net Asset Value/2/      (3.61)%   25.79%    (0.16)%  (15.45)%     32.05%

   ============================================================================================
   Ratios/Supplemental Data

   Net assets, end of period (in
     thousands)                           $26,604   $22,173   $20,959   $26,707     $24,512
   --------------------------------------------------------------------------------------------
   Average net assets (in thousands)      $24,134   $20,521   $24,964   $28,647     $17,401
   --------------------------------------------------------------------------------------------
   Ratios to average net assets:/3/
   Net investment loss                      (1.64)%   (1.49)%   (1.10)%   (0.92)%     (0.81)%
   Expenses                                  2.45%     2.44%     2.45%     2.31%/4/    2.28%/4/
   --------------------------------------------------------------------------------------------
   Portfolio turnover rate                    162%      166%       87%       65%         82%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements

                     34 | OPPENHEIMER SMALL CAP VALUE FUND

                                                                  Period Ended
                                                                   October 31,
Class N                                                                2001/1/
================================================================================
Per Share Operating Data

Net asset value, beginning of period                                   $19.58
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                                      (.04)
Net realized and unrealized gain (loss)                                  (.03)
                                                                   -------------
Total income (loss) from investment operations                           (.07)
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                                       --
Distributions in excess of net realized gain                               --
                                                                   -------------
Total dividends and/or distributions
to shareholders                                                            --
--------------------------------------------------------------------------------
Net asset value, end of period                                         $19.51
                                                                   =============

================================================================================
Total Return, at Net Asset Value/2/                                     (0.36)%

================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                               $  409
--------------------------------------------------------------------------------
Average net assets (in thousands)                                      $  106
--------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment loss                                                     (1.14)%
Expenses                                                                 2.01%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                   162%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                     35 | OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Small Cap Value Fund (the Fund), a series of Oppenheimer Quest For
Value Funds, operated under the name of Oppenheimer Quest Small Cap FundSM through February 28, 2001, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A,
B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                     36 | OPPENHEIMER SMALL CAP VALUE FUND

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the
Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
October 31, 2001, the Fund's projected benefit obligations were increased by
$4,370 and payments of $558 were made to retired trustees, resulting in an accumulated liability of $25,523 as of October 31, 2001.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

                     37 | OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $2,820,317, a decrease in accumulated net investment loss of $3,570,027, and a decrease in accumulated net realized gain on investments of $749,710. This reclassification includes $741,425 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-
dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.
Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date.
Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                     38 | OPPENHEIMER SMALL CAP VALUE FUND

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended October 31, 2001/1/   Year Ended October 31, 2000
                                 Shares              Amount        Shares          Amount
------------------------------------------------------------------------------------------

Class A
Sold                          4,958,465      $   99,631,224     3,669,954   $  70,880,054
Dividends and/or
distributions reinvested      396,702             7,346,840           291           4,948
Redeemed                      (3,947,339)       (78,841,161)  (5,231,325)    (97,987,391)
                              -----------------------------------------------------------
Net increase (decrease)       1,407,828      $   28,136,903   (1,561,080)   $(27,102,389)
                              ===========================================================

-----------------------------------------------------------------------------------------
Class B
Sold                           2,108,217     $   40,683,055     1,329,640   $  24,355,495
Dividends and/or
distributions reinvested         223,956          3,981,950           170           2,801
Redeemed                      (1,312,971)       (25,149,365)   (2,328,281)    (41,191,251)
                              -----------------------------------------------------------
Net increase (decrease)        1,019,202     $   19,515,640      (998,471)   $(16,832,955)
                              ===========================================================

-----------------------------------------------------------------------------------------
Class C
Sold                             911,099     $   17,673,282       487,151   $   8,886,448
Dividends and/or
distributions reinvested          56,599          1,004,647           114           1,903
Redeemed                        (623,819)       (12,080,622)     (691,896)    (12,189,618)
                              -----------------------------------------------------------
Net increase (decrease)          343,879     $    6,597,307      (204,631)   $ (3,301,267)
                              ===========================================================

-----------------------------------------------------------------------------------------
Class N
Sold                              21,089     $      413,033            --              --
Dividends and/or
distributions reinvested              --                 --            --              --
Redeemed                            (113)            (2,176)           --              --
                              -----------------------------------------------------------
Net increase (decrease)           20,976     $      410,857            --              --
                              ===========================================================

1. For the year ended October 2001, for Class A, B and C shares and for the period from March 1, 2001(inception of offering) to October 31, 2001, for Class
N shares.

                    39   | OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2001, were
 $439,069,385 and $425,392,200, respectively.

 As of October 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $286,564,242 was:

            Gross unrealized appreciation           $  34,326,088
            Gross unrealized depreciation             (25,767,602)
                                                    -------------
            Net unrealized appreciation             $   8,558,486
                                                    =============

================================================================================
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of
 1.00% of the first $400 million of average annual net assets of the Fund, 0.90%
 of the next $400 million, and 0.85% of average annual net assets in excess of
 $800 million. The Fund's management fee for the year ended October 31, 2001, was an annualized rate of 1.00%.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS an agreed upon per account fee. OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Classes A, B, C and N shares.
 This voluntary waiver of expenses limits transfer agent fees to 0.35% of average net assets for Classes A, B, C and N shares effective October 1, 2001.
--------------------------------------------------------------------------------
 Distribution and Service Plan Fees. Under its General Distributor's Agreement
 with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    Aggregate        Class
A
                    Front-End      Front-End      Commissions      Commissions      Commissions
Commissions
                        Sales          Sales       on Class A       on Class B       on Class C       on Class
N
                      Charges        Charges           Shares           Shares           Shares
Shares
                   on Class A    Retained by      Advanced by      Advanced by      Advanced by      Advanced
by
Year Ended             Shares    Distributor   Distributor/1/   Distributor/1/    Distributor/1
Distributor/1/
----------------------------------------------------------------------------------------------------------------

October 31, 2001     $559,325       $154,880         $79,900          $725,731          $73,490           $3,543

1. The Distributor advances commission payments to dealers for certain sales of Class A  shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                             Class A          Class B
                          Contingent        Contingent           Class C
                            Deferred          Deferred        Contingent                  Class C
                               Sales             Sales          Deferred      Contingent Deferred
                             Charges           Charges     Sales Charges            Sales Charges
                         Retained by       Retained by       Retained by              Retained by
Year Ended               Distributor       Distributor       Distributor              Distributor
-------------------------------------------------------------------------------------------------

October 31, 2001             $3,693          $161,522             $4,587                      $--

                     40 | OPPENHEIMER SMALL CAP VALUE FUND

The Fund has adopted Distribution and Service Plans for Class A, Class B, Class
C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund (the Board of Trustees can set this rate up to 0.25%). Effective January 1, 2001, the asset-based sales charge rate for Class A shares was reduced from 0.20% to 0.15% of average annual net assets representing Class A shares. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits compensation to the Distributor at a rate up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2001, payments under the Class A Plan totaled $664,116, all of which was paid by the Distributor to recipients. That included $25,477 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class
C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

                     41 | OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued

Distribution fees paid to the Distributor for the year ended October 31, 2001, were as follows:

                                                                           Distributor's
                                                          Distributor's        Aggregate
                                                              Aggregate     Unreimbursed
                                                           Unreimbursed    Expenses as %
                         Total Payments   Amount Retained      Expenses    of Net Assets
                             Under Plan    by Distributor    Under Plan         of Class
----------------------------------------------------------------------------------------

Class B Plan                   $881,672          $695,603    $2,077,469             2.18%
Class C Plan                    241,123            54,236       404,667             1.52
Class N Plan                        352               297         6,169             1.51

================================================================================
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.

   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

================================================================================
6. Illiquid or Restricted Securities

As of October 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to

                    42 | OPPENHEIMER SMALL CAP VALUE FUND

qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2001 was zero. Information concerning restricted securities is as follows:

                                                                                              Unrealized
                            Acquisition                         Valuation as of
Appreciation
Security                           Date              Cost      October 31, 2001            (Depreciation)
--------------------------------------------------------------------------------------------------------

Stocks and/or Warrants
Opticnet, Inc.                 10/26/00               $--                   $--                      $--

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08%
per annum.

   The Fund had no borrowings outstanding during the year ended or at October
31, 2001.

                     43 | OPPENHEIMER SMALL CAP VALUE FUND

                                                      Appendix A

                                                 RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
----------------------------------------------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk.
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of
"Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...):  Bonds for which the security  depends on the  completion of some act or the  fulfillment  of some condition are rated  conditionally.  These bonds are secured by (a)  earnings of projects  under  construction,  (b) earnings of projects  unseasoned in operating  experience,  (c) rentals that begin when facilities are completed,  or (d) payments to which some other  limiting  condition  attaches.  The  parenthetical  rating denotes  probable  credit stature upon completion of construction or elimination of the basis of the condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2"
indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Rating Services
----------------------------------------------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA:  Bonds rated "AAA" have the highest  rating  assigned by Standard & Poor's.  The  obligor's  capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated  obligations only in small degree.  The obligor's  capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat  more  susceptible  to the adverse  effects of changes in  circumstances  and economic conditions  than  obligations  in  higher-rated  categories.  However,  the  obligor's  capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit  adequate  protection  parameters.  However,  adverse  economic  conditions or changing circumstances  are more likely to lead to a weakened  capacity of the obligor to meet its financial  commitment on the obligation.

BB, B, CCC, CC, and C

Bonds rated "BB",  "B",  "CCC",  "CC" and "C" are regarded as having  significant  speculative  characteristics.  "BB"
indicates the least degree of speculation,  and "C" the highest.  While such obligations will likely have some quality and  protective  characteristics,  these may be  outweighed  by large  uncertainties  or major  exposures  to  adverse conditions.

BB: Bonds rated "BB" are less  vulnerable to  nonpayment  than other  speculative  issues.  However,  these face major ongoing  uncertainties  or exposure to adverse  business,  financial,  or economic  conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than  obligations  rated "BB", but the obligor  currently has the capacity to meet its financial  commitment on the obligation.  Adverse  business,  financial,  or economic  conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently vulnerable to nonpayment,  and are dependent upon favorable business,  financial, and economic  conditions for the obligor to meet its financial  commitment on the obligation.  In the event of adverse business,  financial  or economic  conditions,  the obligor is not likely to have the  capacity to meet its  financial commitment on the obligation.

CC:  Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated "C" is currently highly  vulnerable to nonpayment.  The "C"
rating may be used to cover a situation  where a bankruptcy  petition has been filed or similar action has been taken, but  payments on this  obligation  are being  continued.  A "C" also will be  assigned  to a preferred  stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:  Bonds  rated  "D" are in  default.  Payments  on the  obligation  are not  being  made on the date due even if the applicable  grace period has not expired,  unless  Standard and Poor's believes that such payments will be made during such grace  period.  The "D"  rating  will also be used upon the filing of a  bankruptcy  petition  or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

     Short-Term Issue Credit Ratings

A-1: Obligation is rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor's capacity to meet its financial obligation is extremely strong.

A-2:  Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Obligation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
C: Obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Obligation is in payment default. Payments on the obligation have not been made on the due date even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.
----------------------------------------------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD"
obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.
"DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1:  Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+"
to denote any exceptionally strong credit feature.

F2:   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3:   Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default

                                                      Appendix B

----------------------------------------------------------------------------------------------------------------------
                                              Industry Classifications
----------------------------------------------------------------------------------------------------------------------

Aerospace/Defense                                           Food and Drug Retailers
Air Transportation                                          Gas Utilities
Asset-Backed                                                Health Care/Drugs
Auto Parts and Equipment                                    Health Care/Supplies & Services
Automotive                                                  Homebuilders/Real Estate
Bank Holding Companies                                      Hotel/Gaming
Banks                                                       Industrial Services
Beverages                                                   Information Technology
Broadcasting                                                Insurance
Broker-Dealers                                              Leasing & Factoring
Building Materials                                          Leisure
Cable Television                                            Manufacturing
Chemicals                                                   Metals/Mining
Commercial Finance                                          Nondurable Household Goods
Communication Equipment                                     Office Equipment
Computer Hardware                                           Oil - Domestic
Computer Software                                           Oil - International
Conglomerates                                               Paper
Consumer Finance                                            Photography
Consumer Services                                           Publishing
Containers                                                  Railroads & Truckers
Convenience Stores                                          Restaurants
Department Stores                                           Savings & Loans
Diversified Financial                                       Shipping
Diversified Media                                           Special Purpose Financial
Drug Wholesalers                                            Specialty Printing
Durable Household Goods                                     Specialty Retailing
Education                                                   Steel
Electric Utilities                                          Telecommunications - Long Distance
Electrical Equipment                                        Telephone - Utility
Electronics                                                 Textile, Apparel & Home Furnishings
Energy Services                                             Tobacco
Entertainment/Film                                          Trucks and Parts
Environmental                                               Wireless Services
Food

                                                      Appendix C

                            OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares5 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.6  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans.
Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional
Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
(1)      plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
(2)      non-qualified deferred compensation plans,
(3)      employee benefit plans7
(4)      Group Retirement Plans8
(5)      403(b)(7) custodial plan accounts
(6)      Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.                        Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to
the Class A Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."9 This waiver provision applies to:
-        Purchases of Class A shares aggregating $1 million or more.
-        Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001.
-        Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1)      through a broker, dealer, bank or registered investment adviser that has made special arrangements with the
              Distributor for those purchases, or
(2)      by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
-        Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1)      The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a)
              mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P.
              ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2)      The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch.
              On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3)      The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
-        Purchases by a Retirement  Plan whose record keeper had a  cost-allocation  agreement with the Transfer Agent on or before March 1, 2001.

II.                                  Waivers of Class A Sales Charges of Oppenheimer Funds

A.  Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
-        The Manager or its affiliates.
-        Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term
         "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
-        Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
-        Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
-        Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the
         Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
-        Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the
         Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
-        Investment advisors and financial planners who have entered into an agreement for this purpose with the
         Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
-        "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
-        Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
-        Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
-        Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
-        A unit investment trust that has entered into an appropriate agreement with the Distributor.
-        Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the
         Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
-        Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
-        A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
-        A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.  Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
-        Shares issued in plans of reorganization,  such as mergers,  asset acquisitions and exchange offers, to which the Fund is a party.
-        Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other
         Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
-        Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
-        Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid
         Trust Series.
-        Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the
         Manager or an affiliate acts as sponsor.

C.  Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
-        To make  Automatic  Withdrawal  Plan  payments  that are limited  annually to no more than 12% of the account value adjusted annually.
-        Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
-        For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)      Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)      To return excess contributions.
(3)      To return contributions made due to a mistake of fact.
(4)      Hardship withdrawals, as defined in the plan.10
(5)      Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an
                IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)      To meet the minimum distribution requirements of the Internal Revenue Code.
(7)      To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
(8)      For loans to participants or beneficiaries.
(9)      Separation from service.11
(10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the
                Manager or a subsidiary of the Manager) if the plan has made special arrangements with the
                Distributor.
(11)     Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
                OppenheimerFunds-sponsored IRA.
     -   For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
-        For distributions  from 401(k) plans sponsored by  broker-dealers  that have entered into a special agreement with the Distributor allowing this waiver.

                   III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
-        Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable
         Prospectus.
-        Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social
         Security Administration.
-        Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
-        Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
-        Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
-        Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
-        Distributions12 from Retirement Plans or other employee benefit plans for any of the following purposes:
(1)      Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2)      To return excess contributions made to a participant's account.
(3)      To return contributions made due to a mistake of fact.
(4)      To make hardship withdrawals, as defined in the plan.13
(5)      To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)      To meet the minimum distribution requirements of the Internal Revenue Code.
(7)      To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
(8)      For loans to participants or beneficiaries.14
(9)      On account of the participant's separation from service.15
(10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the
                Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11)     Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12)     Distributions from Retirement Plans having 500 or more eligible employees, except distributions made because of the elimination of all of the Oppenheimer funds as an investment option under the Plan.
(13)     For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         (14)   Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a
                Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         (15)   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
         -    Redemptions  of Class B shares or Class C shares  under an  Automatic  Withdrawal  Plan from an  account other than a  Retirement  Plan if the  aggregate  value of the  redeemed  shares does not exceed 10% of the  account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
-        Shares sold to the Manager or its affiliates.
-        Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
-        Shares issued in plans of reorganization to which the Fund is a party.
-        Shares sold to present or former officers, directors, trustees or employees (and their "immediate families"
              as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.        Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of
                                                 Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:

    Oppenheimer Quest Value Fund, Inc.                     Oppenheimer Small Cap Value Fund
    Oppenheimer Quest Balanced Value Fund                  Oppenheimer Quest Global Value Fund, Inc.
    Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized)
into various Oppenheimer funds on November 24, 1995:

  Quest for Value U.S. Government Income Fund               Quest for Value New York Tax-Exempt Fund
  Quest for Value Investment Quality Income Fund            Quest for Value National Tax-Exempt Fund
  Quest for Value Global Income Fund                        Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
-        acquired by such  shareholder  pursuant to an exchange of shares of an  Oppenheimer  fund that was one of the
Former Quest for Value Funds, or
         -        purchased by such  shareholder by exchange of shares of another  Oppenheimer fund that were acquired pursuant to the merger of any of the Former  Quest for Value Funds into that other  Oppenheimer  fund on November  24,
1995.

A.  Reductions or Waivers of Class A Sales Charges.

         - -  Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

------------------------------ ---------------------------- ---------------------------- ----------------------------
Number of Eligible Employees   Initial Sales Charge as a    Initial Sales Charge as a    Concession as % of
or Members                     % of Offering Price          % of Net Amount Invested     Offering Price
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
9 or Fewer                                2.50%                        2.56%                        2.00%
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
At  least  10  but  not  more             2.00%                        2.04%                        1.60%
than 49
------------------------------ ---------------------------- ---------------------------- ----------------------------

         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who
qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

         - -  Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
              -   Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who
                  acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA
                  Family of Funds.
-        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

         - -  Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

         - -  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an
Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
                  -        withdrawals  under an  automatic  withdrawal  plan  holding  only either Class B or Class C shares if the annual  withdrawal  does not exceed 10% of the  initial  value of the  account  value, adjusted annually, and
                  -        liquidation of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         - -  Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.
In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value
Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to
November 24, 1995:
-        redemptions  following the death or  disability of the  shareholder(s)  (as evidenced by a  determination  of total disability by the U.S. Social Security Administration);
-        withdrawals  under an  automatic  withdrawal  plan (but only for Class B or Class C shares)  where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
                  -        liquidation of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
     V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of
                                     Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account                             Connecticut Mutual Total Return Account
Connecticut Mutual Government Securities Account              CMIA LifeSpan Capital Appreciation Account
Connecticut Mutual Income Account                             CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account                             CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

         -    Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former
Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
(1)      persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2)      persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at
                $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior
Class A CDSC.
         -    Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18,
1996, and still holds Class A shares:
(1)      any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former
                Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the
                Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut
                Mutual Funds or a Fund into which such Fund merged;
(2)      any participant in a qualified plan, provided that the total initial amount invested by the plan in the
                Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3)      Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4)      employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies; one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(5)      an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the
Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or
Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(1)      by the estate of a deceased shareholder;
(2)      upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3)      for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4)      as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5)      in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
(6)      in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7)      in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8)      in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9)      as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's
                Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

         VI.      Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income
Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

            VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities
                                                         Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
-        the Manager and its affiliates,
-        present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
-        registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
-        dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
-        employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
-        dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
-        dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Small Cap Value Fund

Internet Web Site:
         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Advisor
         OppenheimerFunds, Inc.
         498 Seventh Avenue
         New York, New York 10018

Distributor

         OppenheimerFunds Distributor, Inc.
         498 Seventh Avenue
         New York, New York 10018

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.525.7048

Custodian Bank
         Citibank, N.A.
         111 Wall Street
         New York, New York 10005

Independent Accountants
         KPMG LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel

         Mayer Brown, Rowe & Maw
         1675 Broadway
         New York, New York 10019-5820

251SAI.0202